                                                                 EXHIBIT 10.57




                              U.S. $100,000,000

                         REVOLVING CREDIT AGREEMENT

                        Dated as of December 14, 1993

                                    Among

                     PUBLIC SERVICE COMPANY OF NEW MEXICO

                                  as Borrower
                                  -----------

                                     and

                            THE BANKS NAMED HEREIN

                                   as Banks
                                   --------

                                      and

                                 CHEMICAL BANK

                                      and

                                CITIBANK, N.A.


                                 as Co-Agents
                                 ------------

                       T A B L E  O F  C O N T E N T S
                       - - - - -  - -  - - - - - - - -

            Section                                                 Page
            -------                                                 ----

                                  ARTICLE I
                      DEFINITIONS AND ACCOUNTING TERMS

              1.01      Certain Defined Terms....................    1
              1.02      Computation of Time Periods..............   16
              1.03      Accounting Terms.........................   16


                                 ARTICLE II
                      AMOUNTS AND TERMS OF THE ADVANCES

              2.01      The Advances.............................   16
              2.02      Making the Advances......................   17
              2.03      Fees.....................................   19
              2.04      Reduction of the Commitments.............   20
              2.05      Repayment................................   20
              2.06      Interest.................................   20
              2.07      Additional Interest on Eurodollar Rate
                          Advances...............................   22
              2.08      Interest Rate Determination and
                          Protection.............................   22
              2.09      Rollover and Conversion of Advances......   24
              2.10      Prepayments..............................   25
              2.11      Increased Costs..........................   26
              2.12      Illegality...............................   27
              2.13      Payments and Computations................   27
              2.14      Taxes....................................   29
              2.15      Sharing of Payments, Etc. ...............   31
              2.16      Use of Proceeds..........................   32


                                 ARTICLE III
                   CONDITIONS TO EFFECTIVENESS AND LENDING

              3.01      Conditions Precedent to Effectiveness....   32
              3.02      Conditions Precedent to Initial
                          Borrowing..............................   34
              3.03      Conditions Precedent to Each
                          Borrowing and to Rollover
                          of Advances.............................  34
              3.04      Determination Under Section 3.01,
                          3.02, or 3.03...........................  35





            Section                                                 Page
            -------                                                 ----
                                 ARTICLE IV
                       REPRESENTATIONS AND WARRANTIES
              4.01      Representations and Warranties of the
                          Borrower...............................   35


                                  ARTICLE V
                          COVENANTS OF THE BORROWER

              5.01      Affirmative Covenants...................    41
              5.02      Negative Covenants......................    48


                                 ARTICLE VI
                              EVENTS OF DEFAULT

              6.01      Events of Default.......................    53


                                 ARTICLE VII
                                 THE AGENTS

              7.01      Authorization and Action................    56
              7.02      Agents' Reliance, Etc. .................    57
              7.03      Chemical and Citibank and
                          their Affiliates......................    57
              7.04      Lender Credit Decision..................    58
              7.05      Indemnification.........................    58
              7.06      Successor Agents........................    59
              7.07      Exchange of Pledged Debt................    59


                                ARTICLE VIII
                                MISCELLANEOUS

              8.01      Amendments, Etc. .......................    61
              8.02      Notices, Etc. ..........................    62
              8.03      No Waiver; Remedies.....................    62
              8.04      Costs, Expenses and Taxes...............    62
              8.05      Right of Set-off........................    63
              8.06      Binding Effect..........................    64
              8.07      Assignments and Participations..........    64
              8.08      Governing Law...........................    67
              8.09      Execution in Counterparts...............    67


           Schedule I   -  List of Applicable Lending Offices

           Schedule II  -  Subsidiaries

           Schedule III -  Electric Franchises

           Schedule IV  -  ERISA Plans

           Schedule V   -  Material Environmental Law Liability

           Schedule VI  -  Material Leases

           Schedule VII -  Indebtedness

           Schedule VIII - Material Lease Obligations

           Schedule IX  -  Alternative Independent Accountants

           Exhibit A    -  Promissory Note

           Exhibit B    -  Notice of Borrowing/Rollover

           Exhibit C    -  Assignment and Acceptance

           Exhibit D    -  Form of Pledge Agreement

           Exhibit E-1  -  Form of Supplemental Indenture for First
                           Mortgage Bonds, Series A

           Exhibit E-2  -  Form of Supplemental Indenture for First
                           Mortgage Bonds, Series B

           Exhibit F    -  Form of Opinion of Counsel for the Borrower

           Exhibit G    -  Form of Opinion of Counsel for the Agents

           Exhibit H    -  Form of Independent Accountants' Certificate

                         REVOLVING CREDIT AGREEMENT

                        Dated as of December 14, 1993


                   PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation (the "Borrower"), the banks (the "Banks") listed on
                            --------                    -----
          the signature pages hereof, and CHEMICAL BANK ("Chemical") and
                                                          --------
          CITIBANK, N.A. ("Citibank"), as Co-Agents (defined below) for
                          --------
          the Lenders hereunder, agree as follows:

          PRELIMINARY STATEMENT:

                   The Borrower has requested, and the Banks have agreed, to enter into this Agreement in order to provide financing for a period of eighteen months on the terms and conditions set forth in this Agreement.

                   NOW, THEREFORE, for and in consideration of the premises and of the mutual covenants and agreements contained herein, the Borrower, the Banks and the Co-Agents do hereby agree as follows:


                                     ARTICLE I

                          DEFINITIONS AND ACCOUNTING TERMS


                   SECTION 1.01.  Certain Defined Terms.  As used in this
                                  ---------------------
          Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                   "Adjusted CD Rate" means, for any Interest Period for
                    ----------------
              each Adjusted CD Rate Advance comprising part of the same Borrowing, an interest rate per annum (determined, subject to the provisions of Section 2.08, by the Administrative Agent on the basis of applicable rates furnished to and received by the Administrative Agent from the Reference Banks on the first day of such Interest Period) equal to the sum of:

                        (a) the rate per annum obtained by dividing (i) the rate of interest determined by the Administrative Agent to be the average (rounded upward to the nearest whole multiple of 1/100 of 1% per annum, if such average is not such a multiple) of the consensus bid rate determined by each of the Reference Banks for the bid rates per annum, at

                   10:00 A.M. (New York City time) (or as soon thereafter as practicable) on the first day of such Interest Period, of New York certificate of deposit dealers of recognized standing selected by such Reference Bank for the purchase at face value of certificates of deposit of such Reference Bank in an amount substantially equal to such Reference Bank's Adjusted CD Rate Advance comprising part of such Borrowing and with a maturity equal to such Interest Period, by (ii) a percentage equal to 100% minus the Adjusted CD Rate Reserve Percentage (as defined below) for such Interest Period, plus

                        (b) the Assessment Rate (as defined below) for such Interest Period.

              The "Adjusted CD Rate Reserve Percentage" for any Interest
                   -----------------------------------
              Period for each Adjusted CD Rate Advance comprising part of the same Borrowing means the reserve percentage applicable on the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, but not limited to, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with deposits exceeding one billion dollars with respect to liabilities consisting of or including (among other liabilities) U.S. dollar nonpersonal time deposits in the United States with a maturity equal to such Interest Period. The "Assessment Rate" for any
                                          ---------- ----
              Interest Period for each Adjusted CD Rate Advance comprising part of the same Borrowing means the annual assessment rate estimated by the Administrative Agent on the first day of such Interest Period for determining the then current annual assessment payable by Chemical to the Federal Deposit Insurance Corporation (or any successor) for insuring U.S. dollar deposits of Chemical in the United States.

                   "Adjusted CD Rate Advance" means an Advance which
                    ------------------------
              bears interest as provided in Section 2.06(a)(ii).

                   "Administrative Agent" means Chemical, as Co-Agent, or
                    --------------------
              its successor as provided for pursuant to Section 7.06 of this Agreement.

                   "Advance" means an advance by a Lender to the Borrower
                    -------
              pursuant to Article II, and refers to an Adjusted CD Rate Advance, a Base Rate Advance or a

              Eurodollar Rate Advance (each of which shall be a "Type" of
                                                                 ----
              Advance).

                   "Affiliate" means, as to any Person, any other Person
                    ---------
              that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person.

                   "Agent" or "Agents" has the meaning specified in
                    -----      ------
              Section 7.01 of this Agreement.

                   "Applicable Lending Office" means, with respect to
                    -------------------------
              each Lender, such Lender's Domestic Lending Office in the case of a Base Rate Advance, such Lender's CD Lending office in the case of an Adjusted CD Rate Advance, and such Lender's Eurodollar Lending Office in the case of a Eurodollar Rate Advance.

                   "Applicable Margin" means the percentage to be added
                    -----------------
              from time to time to the Base Rate, the Adjusted CD Rate or the Eurodollar Rate, as the case may be, in accordance with the terms of Section 2.06 of this Agreement.

                   "Assignment and Acceptance" means an assignment and
                    -------------------------
              acceptance entered into by a Lender and an Eligible
              Assignee, and accepted by the Administrative Agent, in substantially the form of Exhibit C hereto.

                   "Base Rate" means, for any period, a fluctuating
                    ---------
              interest rate per annum as shall be in effect from time to time which rate per annum shall at all times be equal to the highest of:

                        (a) the rate of interest announced publicly by Chemical in New York, New York, from time to time, as Chemical's base rate; or

                        (b)  1/2 of one percent per annum above the
                   latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks, such three-week moving average being determined weekly on each Monday (or, if any such day is not a Business Day, on the next succeeding Business Day) for the three-week period ending on the previous Friday by Chemical on the basis of such rates reported by certificate of deposit dealers to and published by the Federal Reserve Bank of New York or, if such publication shall be suspended or terminated, on the basis of quotations for such rates received by Chemical from three New York certificate of deposit dealers of recognized standing selected by Chemical, in either case adjusted to the nearest 1/4 of one percent or, if there is no nearest 1/4 of one percent, to the next higher 1/4 of one percent; or

                        (c) for any day 1/2 of one percent per annum above the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Chemical from three Federal funds brokers of recognized standing selected by it.

                   "Base Rate Advance" means an Advance which bears
                    -----------------
              interest as provided in Section 2.06(a)(i).

                   "Bond Rating" means, with respect to either Moody's or
                    -----------
              S&P, as of any date, the rating of First Mortgage Bonds in effect on such date, provided, however, that if, for either
                                   --------  -------
              Moody's or S&P, no rating is in effect, the rating from Moody's or S&P, as the case may be, on such date shall be deemed to be Ba2 or BB, as applicable; and, provided
                                                          --------
              further, that if, as of any date, either Moody's or S&P
              -------
              shall have ceased to exist or to be in the business of rating securities, (i) the Bond Rating with respect to whichever of Moody's or S&P shall have ceased to exist or to rate securities shall mean the rating of First Mortgage Bonds by the applicable Substitute Rating Agency in effect on such date and (ii) each rating specified in any Loan Document for either Moody's or S&P, as applicable, shall be deemed to be the rating of such Substitute Rating Agency reasonably equivalent to such rating of Moody's or S&P.

                   "Borrowing" means a borrowing consisting of Advances
                    ---------
              of the same Type made on the same day by the Lenders.

                   "Business Day" means a day of the year on which banks
                    ------------
              are not required or authorized to close in New York City and, if the applicable Business Day relates to any Eurodollar Rate Advances, on which dealings are carried on in the London interbank market.

                   "Cash Equivalents" means, to the extent owned by the
                    ----------------
              Borrower free and clear of all Liens, any Investment (i) having a maturity of not greater than 180 days from the date of acquisition thereof in (A) readily marketable direct obligations of the Government of the United States or any agency or instrumentality thereof or obligations unconditionally guaranteed by the full faith and credit of the Government of the United States, (B) insured certificates of deposit of or time deposits with any commercial bank that is a Lender or a member of the Federal Reserve System, issues (or the parent of which issues) commercial paper rated as described in clause (C), is organized under the laws of the United States or any State thereof and has combined capital and surplus of at least $1 billion or (C) commercial paper in an aggregate amount of no more than $5,000,000 per issuer outstanding at any time, issued by any corporation organized under the laws of any State of the United States, rated at least "Prime-1" (or the then equivalent grade) by Moody's or "A-1" (or the then equivalent grade) by S&P or (ii) made and held in compliance with the most current investment policy of the Borrower disclosed to the Lenders in writing from time to time.

                   "CD Lending Office" means, with respect to any Lender,
                    -----------------
              the office of such Lender specified as its "CD Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Administrative Agent.

                   "Co-Agents" means Chemical and Citibank, or any
                    ---------
              successor as is provided for pursuant to Section 7.06 of this Agreement.

                   "Collateral Agent" means Citibank, as Collateral Agent
                    ----------------
              under the Pledge Agreement, or its successor as provided for pursuant to Section 7.06 of this Agreement.

                   "Commitment" has the meaning specified in Section
                    ----------
              2.01.

                   "Consolidated" refers to the consolidation of
                    ------------
              financial statements in accordance with GAAP.

                   "Convert", "Conversion" and "Converted" each refers to
                    -------    ----------       ---------
              a Rollover of Advances pursuant to Section 2.09 that also involves the conversion of Advances of one Type into Advances of another Type.

                   "Default" means any Event of Default or any event that
                    -------
              would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

                   "Designated Subsidiary" means each of Sunterra Gas
                    ---------------------
              Processing and Sunterra Gas Gathering and each other Person that has become or becomes a Subsidiary of the Borrower on or after December 14, 1993; provided, however that if
                                          --------  -------
              either Sunterra Gas Processing or Sunterra Gas Gathering shall cease to be a Subsidiary of the Borrower following a sale permitted under Section 5.02(c)(iii) hereof, then such Person shall cease to be a Designated Subsidiary.

                   "Domestic Lending Office" means, with respect to any
                    -----------------------
              Lender, the office of such Lender specified as its "Domestic Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender, or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Administrative Agent.

                   "Eastern Interconnection Project Leases" means the
                    --------------------------------------
              Eastern Interconnection Project Leases listed in Schedule VI, "Material Leases".

                   "Effective Date" means December 14, 1993.
                    --------------
                   "Eligible Assignee" means (i) any commercial bank or
                    -----------------
              savings and loan association having a net worth in excess of $250,000,000; (ii) any commercial finance company, or wholly-owned finance subsidiary of any corporation, having a net worth in excess of $250,000,000; (iii) any insurance company having a net worth in excess of $250,000,000 or
              (iv) any Bank or any Affiliate of any Bank.

                   "Environmental Law" means any Federal, state or local
                    -----------------
              law, rule, regulation, order, writ, judgment, injunction, decree, determination or award relating to the environment, health or safety or to the release or threatened release of any materials into the environment, including, without limitation, the Clean Air Act, as amended, the Clean Water Act of 1977, as amended, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Hazardous Materials Transportation Act, as amended, the Toxic Substance Control Act, as amended, and the Resource Conservation and Recovery Act of 1976, as amended.

                   "ERISA" means the Employee Retirement Income Security
                    -----
              Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

                   "ERISA Affiliate" of any Person means any other Person
                    ---------------
              that for purposes of Title IV of ERISA is a member of such Person's controlled group, or under common control with such Person, within the meaning of Section 414 of the Internal Revenue Code.

                   "ERISA Event" with respect to any Person means (a) the
                    -----------
              occurrence of a reportable event, within the meaning of
              Section 4043 of ERISA, with respect to any Plan of such Person or any of its ERISA Affiliates unless the 30-day notice requirement with respect to such event has been waived by the PBGC; (b) the provision by the administrator of any Plan of such Person or any of its ERISA Affiliates of a notice of intent to terminate such Plan, pursuant to
              Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (c) the cessation of operations at a facility of such Person or any of its ERISA Affiliates in the circumstances described in Section 4062(e) of ERISA; (d) the withdrawal by such Person or any of its ERISA Affiliates from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in
              Section 4001(a)(2) of ERISA; (e) the failure by such Person or any of its ERISA Affiliates to make a payment to a Plan required under Section 302(f)(1) of ERISA; (f) the adoption of an amendment to a Plan of such Person or any of its ERISA Affiliates requiring the provision of security to such Plan, pursuant to Section 307 of ERISA; or (g) the institution by the PBGC of proceedings to terminate a Plan of such Person or any of its ERISA Affiliates, pursuant to
              Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that could constitute grounds for the termination of, or the appointment of a trustee to administer, such Plan.

                   "Eurocurrency Liabilities" has the meaning assigned to
                    ------------------------
              that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                   "Eurodollar Lending Office" means, with respect to any
                    -------------------------
              Lender, the office of such Lender specified as its "Eurodollar Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Administrative Agent.

                   "Eurodollar Rate" means, for any Interest Period for
                    ---------------
              each Eurodollar Rate Advance comprising part of the same Borrowing, an interest rate per annum equal to the average (rounded upward to the nearest whole multiple of 1/16 of 1% per annum, if such average is not such a multiple) of the rate per annum at which deposits in U.S. dollars are offered by the principal office of each of the Reference Banks in London, England to prime banks in the London interbank market at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to such Reference Bank's Eurodollar Rate Advance comprising part of such Borrowing and for a period equal to such Interest Period. The Eurodollar Rate for any Interest Period for each Eurodollar Rate Advance comprising part of the same Borrowing shall be determined by the Administrative Agent on the basis of applicable rates furnished to and received by the Administrative Agent from the Reference Banks two Business Days before the first day of such Interest Period, subject,
                                                                 -------
              however, to the provisions of Section 2.08.
              -------

                   "Eurodollar Rate Advance" means an Advance which bears
                    -----------------------
              interest as provided in Section 2.06(a)(iii).

                   "Eurodollar Rate Reserve Percentage" of any Lender for
                    ----------------------------------
              any Interest Period for any Eurodollar Rate Advance means the reserve percentage applicable during such Interest Period (or if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such Interest Period during which any such percentage shall be so applicable) under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for such Lender with respect to liabilities or assets consisting of or including Eurocurrency Liabilities having a term equal to such Interest Period.

                   "Events of Default" has the meaning specified in
                    -----------------
              Section 6.01.

                   "Existing Agreement" has the meaning specified in
                    ------------------
              Section 3.02.

                   "Federal Funds Rate" means, for any period, a
                    ------------------
              fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

                   "First Mortgage Bonds" means those first mortgage
                    --------------------
              bonds issued pursuant to the FMB Indenture.

                   "FMB Indenture" means the Indenture of Mortgage and
                    -------------
              Deed of Trust, dated as of June 1, 1947, between the Borrower and The Bank of New York (formerly Irving Trust Company), as trustee thereunder, as supplemented and amended.

                   "GAAP" has the meaning specified in Section 1.03.
                    ----
                   "Hazardous Materials" means all materials subject to
                    -------------------
              any Environmental Law, including, without limitation, materials listed in 49 C.F.R. (S) 172.101, materials defined as hazardous pursuant to Section 101(14) of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, flammable, explosive or radioactive materials, hazardous or toxic wastes or substances, petroleum or petroleum distillates, PCB's or asbestos-containing materials.

                   "Indebtedness" means (i) indebtedness for borrowed
                    ------------
              money, (ii) obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) obligations to pay the deferred purchase price of property or services (other than trade payables incurred in the ordinary course of business), (iv) obligations as lessee under leases which shall have been or should be, in accordance with GAAP, recorded as capital leases, (v) obligations, contingent or otherwise, under acceptance, letter of credit or similar facilities, (vi) all obligations, contingent or otherwise, under the Material Leases and (vii) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses
              (i) through (vi) above.

                   "Independent Accountants" means Arthur Andersen & Co.,
                    -----------------------
              any of the independent public accountants listed on
              Schedule IX or other independent public accountants of recognized standing acceptable to the Majority Lenders.

                   "Insufficiency" means, with respect to any Plan, the
                    -------------
              amount, if any, of its unfunded benefit liabilities, as defined in Section 4001(a)(18) of ERISA.

                   "Interest Period" means, for each Advance comprising
                    ---------------
              part of the same Borrowing, the period commencing on the date of the making of such Advance pursuant to Section 2.02 or the date of the Rollover (whether or not such Rollover includes a Conversion) of any Advance into such Advance pursuant to Section 2.09, and ending on the last day of the period selected by the Borrower pursuant to the provisions below and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Borrower pursuant to the provisions below. The duration of each such Interest Period shall be 30, 60 or 90 days in the case of an Adjusted CD Rate Advance, 1, 2 or 3 months in the case of a Eurodollar Rate Advance and up to 90 days in the case of a Base Rate Advance, in each case as the Borrower may specify in the applicable Notice of Borrowing or Notice of Rollover received by the Administrative Agent by the time specified in Section 2.02 or Section 2.09, as the case may be; provided, however, that:
                               --------  -------

                         (i) the Borrower may not select any Interest Period that ends after the Termination Date;

                        (ii) Interest Periods commencing on the same date for Advances comprising part of the same
                   Borrowing shall be of the same duration; and

                       (iii)  whenever the last day of any Interest
                   Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, provided, in the case of any Interest
                                 --------
                   Period for a Eurodollar Rate Advance, that if such extension would cause the last day of such Interest

                   Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day.

                   "Internal Revenue Code" means the Internal Revenue
                    ---------------------
              Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

                   "Investment" in any Person means any loan or advance
                    ----------
              to such Person, any purchase or other acquisition of any capital stock, warrants, rights, options, obligations or other securities of such Person, any capital contribution to such Person or any other investment in such Person, including without limitation, any arrangement pursuant to which the investor incurs Indebtedness of the kind referred to in clause (vii) of the definition of "Indebtedness" in respect of such Person other than in connection with the refinancing of existing Indebtedness.

                   "Lenders" means the Banks listed on the signature
                    -------
              pages hereof and each Eligible Assignee that shall become a party hereto pursuant to Section 8.07.

                   "Lien" means any lien, security interest or other
                    ----
              charge or encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

                   "Loan Documents" means this Agreement, the Notes, the
                    --------------
              Pledge Agreement, the Supplemental Indentures and the
              Pledged Debt.

                   "Majority Lenders" means at any time Lenders holding
                    ----------------
              at least 66 and 2/3% of the then aggregate unpaid principal amount of the Advances owing to Lenders, or, if no such principal amount is then outstanding, Lenders having at least 66 and 2/3% of the Commitments (provided that, for
                                                    --------
              purposes hereof, neither the Borrower, nor any of its Affiliates, if a Lender, shall be included in (i) the Lenders holding such amount of the Advances or having such amount of the Commitments or (ii) determining the aggregate unpaid principal amount of the Advances or the total Commitments).

                   "Material Lease" means any lease to the Borrower of
                    --------------
              its leasehold interests in (i) Unit 1 or Unit 2, and related common facilities, of the Palo Verde Nuclear Generating Station or (ii) the electric transmission line, and related facilities, known as the Eastern
              Interconnection Project, including, without limitation, any lease set forth on Schedule VI hereto.

                   "Moody's" means Moody's Investors Service, Inc.
                    -------
                   "Multiemployer Plan" of any Person means a
                    ------------------
              multiemployer plan, as defined in Section 4001(a)(3) of ERISA, to which such Person or any of its ERISA Affiliates is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

                   "Multiple Employer Plan" of any Person means a single
                    ----------------------
              employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of such Person or any of its ERISA Affiliates and at least one Person other than such Person and its ERISA Affiliates or (b) was so maintained and in respect of which such Person or any of its ERISA Affiliates could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

                   "Net Worth" means an amount equal to the sum of
                    ---------
              preferred stockholders' equity and common stockholders' equity, as such amounts would appear on a balance sheet of the Borrower prepared in accordance with GAAP.

                   "NMSA" means the New Mexico Statutes Annotated 1978,
                    ----
              as amended or supplemented.

                   "Note" means a promissory note of the Borrower payable
                    ----
              to the order of any Lender, in substantially the form of Exhibit A hereto, evidencing the aggregate indebtedness of the Borrower to such Lender resulting from the Advances made by such Lender.

                   "Notice of Borrowing" has the meaning specified in
                    -------------------
              Section 2.02.

                   "Notice of Rollover" has the meaning specified in
                    ------------------
              Section 2.09.

                   "Palo Verde Leases" means the "Palo Verde Unit 1" and
                    -----------------
              "Palo Verde Unit 2" leases listed in Schedule VI, "Material
              Leases".

                   "PBGC" means the Pension Benefit Guaranty Corporation.
                    ----

                   "Permitted Liens" means such of the following as to
                    ---------------
              which, except as provided below, no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced: (a) Liens for taxes, assessments and governmental charges or levies to the extent payment of such taxes, assessments, governmental charges or levies is being contested in good faith and by proper proceedings and as to which proper reserves are being maintained; (b) Liens imposed by law, such as materialmen's, mechanics', carriers', workmen's and repairmen's Liens and other similar Liens arising in the ordinary course of business securing obligations that are not overdue for a period of more than 30 days; (c) pledges or deposits to secure obligations under workers' compensation laws or similar legislation or to secure public or statutory obligations; and (d) easements, rights of way and other encumbrances on title to real property that do not render title to the property encumbered thereby unmarketable or materially adversely affect the use of such property for its present purposes; provided, however, that in any event each of
                        --------  -------
              those Liens defined as "permitted encumbrances" in
              Section 1.04 of the FMB Indenture on the date hereof shall be deemed to be included within the definition of Permitted Liens.

                   "Person" means an individual, partnership, corporation
                    ------
              (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

                   "Plan" means a Single Employer Plan or a Multiple
                    ----
              Employer Plan.

                   "Pledge Agreement" has the meaning specified in
                    ----------------
              Section 3.01.

                   "Pledged Debt" has the meaning specified in the Pledge
                    ------------
              Agreement.

                   "Prohibited Transaction" means a transaction that is
                    ----------------------
              prohibited under Section 4975 of the Internal Revenue Code or Section 406 of ERISA and not exempt under Section 4975 of the Internal Revenue Code or Section 408 of ERISA.

                   "PUC" means the New Mexico Public Utility Commission
                    ---
              (formerly the New Mexico Public Service Commission).

                   "PUC 2183 Amounts" means those amounts, which the
                    ----------------
              Borrower's Gas Company of New Mexico division has paid or will pay, but expects to recover from its customers, that are either (1) amounts referenced in PUC Case No. 2183 and related to settlements of gas purchase contract disputes or
              (2) amounts referenced in PUC Case No. 2183 and PUC Case No. 2320 and related to purchased gas costs.

                   "Recordation Fee" has the meaning specified in Section
                    ---------------
              8.07(a) of this Agreement.

                   "Reference Banks" means Chemical and Citibank.
                    ---------------

                   "Roll Over", "Rollover" and "Rolled Over" each refers
                    ---------    --------       -----------
              to the rollover of Advances comprising part of the same Borrowing occurring, except in the case of Base Rate Advances, on the last day of the Interest Period for such Advances (or such earlier date as may be required pursuant to Section 2.12) into another Interest Period pursuant to
              Section 2.09, irrespective of whether such rollover also constitutes a Conversion of Advances of one Type into Advances of another Type; provided, however, that, as
                                        --------  -------
              applied to any Advances comprising part of the same Borrowing, such terms shall at no time refer to any transaction that results in an increase in the aggregate outstanding amount of such Advances owing to the Lenders.

                   "Rollover Date" has the meaning specified in Section
                    -------------
              2.09 of this Agreement.

                   "S&P" means Standard & Poor's Corporation.
                    ---

                   "San Juan Unit 4 Capacity" means an undivided interest
                    ------------------------
              in Unit 4 of the San Juan Generating Station.

                   "Sangre de Cristo Water" means the water utility
                    ----------------------
              division of the Borrower, known as the "Sangre de Cristo Water Company".

                   "Single Employer Plan" of any Person means a single
                    --------------------
              employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of such Person or any of its ERISA Affiliates and no Person other than such Person and its ERISA Affiliates or (b) was so maintained and in respect of which such Person or any of its ERISA Affiliates could have liability under Section 4069 of ERISA in the event such Plan has been or were to be terminated.

                   "Subsidiary" of any Person means any corporation of
                    ----------
              which more than 50% of the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries.

                   "Substitute Rating Agency" means a nationally
                    ------------------------
              recognized statistical rating organization designated by the Administrative Agent on any date that either Moody's or S&P shall have ceased to exist or to be in the business of rating securities, which applies ratings criteria to the First Mortgage Bonds reasonably equivalent to those used on the date hereof by whichever of Moody's or S&P shall have so ceased to exist or rate securities.

                   "Sunterra Gas Gathering" means Sunterra Gas Gathering
                    ----------------------
              Company, a New Mexico corporation.

                   "Sunterra Gas Processing" means Sunterra Gas
                    -----------------------
              Processing Company, a New Mexico corporation.

                   "Supplemental Indentures" has the meaning specified in
                    -----------------------
              Section 3.01.

                   "Termination Date" means June 13, 1995; provided that
                    ----------------                       --------
              on each anniversary of the Effective Date on which any Commitments shall remain outstanding hereunder (each such date being an "Annual Extension Date"), the Termination
              Date shall become a date one year following the then-applicable Termination Date, if by such Annual Extension Date (i) the Co-Agents and each Lender shall, on a date no more than 45 and no less than 15 days before the applicable Annual Extension Date, have received notice from
                         ---------------------
              the Borrower requesting such extension, (ii) each Co-Agent and each Lender shall have consented in writing to such extension in its sole discretion, (iii) the Borrower shall have delivered to each Lender a favorable opinion of Keleher & McLeod, P.A., counsel to the Borrower, in form and substance satisfactory to each Lender stating that, among other things, no approval of, or filing with, the PUC was required in connection with such extension, (iv) the Borrower shall have delivered to each Lender new Notes and new instruments evidencing the

              Pledged Debt, in each case to reflect the new maturity date of such instruments, in exchange for the existing Notes and instruments evidencing the Pledged Debt, and (v) the Borrower shall have delivered such other documents as each Lender shall request.

                   "Total Capitalization" means the sum of Total Debt
                    --------------------
              plus Net Worth.

                   "Total Debt" means an amount equal to (i) the sum of
                    ----------
              (A) the current portion of long-term debt, (B) long-term debt and (C) notes payable, as such amount would appear on a balance sheet prepared in accordance with GAAP plus (ii)
                                                             ----
              the net present value (using (A) the discount rate (1) set forth in Schedule VIII, so long as Schedule VIII specifies the same relevant discount rate as is used in calculating such net present value provided to Moody's and S&P or
              (2) the discount rate used in calculating such net present value provided to Moody's and S&P or (B) any such other rate as shall be proposed by the Borrower and agreed upon by the Majority Lenders) of all amounts payable under the Material Leases.

                   "UAMPS" means the Utah Associated Municipal Power
                    -----
              Systems.

                   "Welfare Plan" means a welfare plan, as defined in
                    ------------
              Section 3(1) of ERISA.

                   "Withdrawal Liability" has the meaning specified in
                    --------------------
              Part I of Subtitle E of Part IV of ERISA.

                   SECTION 1.02.  Computation of Time Periods.  In this
                                  ---------------------------
          Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding".

                   SECTION 1.03.  Accounting Terms.  All accounting terms
                                  ----------------
          not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in the preparation of the annual financial statements referred to in Section 4.01(f) ("GAAP").


                                     ARTICLE II

                         AMOUNTS AND TERMS OF THE ADVANCES


                   SECTION 2.01.  The Advances.  Each Lender severally
                                  ------------
          agrees, on the terms and conditions hereinafter set forth, to make Advances to the Borrower from time to time on any Business Day during the period from the date hereof until the Termination Date in an aggregate amount not to exceed at any time outstanding the amount set forth opposite such Lender's name on the signature pages hereof or, if such Lender has entered into any Assignment and Acceptance, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 8.07(c), as such amount may be reduced pursuant to Section 2.04 (such Bank's "Commitment"). Each
                                                 ----------
          Borrowing shall consist of Advances of the same Type made on the same day by the Lenders ratably according to their respective Commitments and shall be in an aggregate amount (or an integral multiple of $1,000,000 in excess thereof) of not less than (a) $10,000,000, if such Borrowing consists of Eurodollar Rate Advances or Adjusted CD Rate Advances, or
          (b) $3,000,000, if such Borrowing consists of Base Rate Advances. Within the limits of each Lender's Commitment, the Borrower may borrow, prepay pursuant to Section 2.10 and reborrow under this Section 2.01.

                   SECTION 2.02.  Making the Advances.  (a)  Each
                                  -------------------
          Borrowing shall be made on notice, given by the Borrower to the Administrative Agent not later than, in the case of a proposed Borrowing to consist of (i) Eurodollar Rate Advances, 12:00 noon (New York City time) on the third Business Day prior to such proposed Borrowing, (ii) Adjusted CD Rate Advances, 12:00 noon (New York City time) on the second Business Day prior to such proposed Borrowing, and (iii) Base Rate Advances, 11:00 A.M. (New York City time) on the date of such proposed Borrowing. The Administrative Agent shall give prompt notice thereof to each Lender by telecopier, telex or cable. Each such notice of a Borrowing (a "Notice of Borrowing") shall be
                                         -------------------
          by telecopier, telex or cable, confirmed immediately by a signed original delivered by regular mail, overnight courier or messenger, in substantially the form of Exhibit B hereto, specifying therein (i) the requested (A) date of such Borrowing, (B) Type of Advances comprising such Borrowing,
          (C) aggregate amount of such Borrowing, and (D) initial Interest Period for each such Advance and (ii) whether the requested Borrowing is being made together with a requested Rollover of Advances pursuant to Section 2.09 to occur simultaneously on the date of the requested Borrowing. If such Notice of Borrowing includes a request for a simultaneous Rollover of Advances pursuant to Section 2.09, (i) such Notice of Borrowing shall include the information required for a Notice of Rollover pursuant to Section 2.09 and shall otherwise comply with the requirements of such Section 2.09 and (ii) the amount of the proposed Borrowing shall in no event be less than an amount equal to the difference, if any, between the amount of the Advances to be Rolled Over on the date of the proposed Borrowing and the amount of such Advances following Rollover thereof. Each Lender shall, before 12:00 noon (New York City time) on the date of a Borrowing consisting of Eurodollar Rate Advances or Adjusted CD Rate Advances, or before 2:00 P.M. (New York City time) on the date of a Borrowing consisting of Base Rate Advances, make available for the account of its Applicable Lending Office to the Administrative Agent at its address referred to in Section 8.02, in same day funds, such Lender's ratable portion of such Borrowing. After the Administrative Agent's receipt of funds and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent will make funds available to the Borrower at the Administrative Agent's aforesaid address; provided, however, that if a
                                     --------  -------
          Borrowing is made simultaneously with a Rollover of Advances pursuant to Section 2.09, the Administrative Agent shall first apply such funds to any prepayment required on such date by
          Section 2.10(b)(ii).

                   (b) Each Notice of Borrowing shall be irrevocable and binding on the Borrower. In the case of any Borrowing which the related Notice of Borrowing specifies is to be comprised of Adjusted CD Rate Advances or Eurodollar Rate Advances, the Borrower shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified in such Notice of Borrowing for such Borrowing the applicable conditions set forth in Article III, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Advance to be made by such Lender as part of such Borrowing when such Advance, as a result of such failure, is not made on such date.

                   (c) Unless the Administrative Agent shall have received notice from a Lender that such Lender will not make available to the Administrative Agent such Lender's ratable portion of a Borrowing, if such Borrowing consists of (i) Base Rate Advances, before 2:00 P.M. (New York City time) on the date of such Borrowing or (ii) Adjusted CD Rate Advances or Eurodollar Rate Advances, prior to the date of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with subsection (a) of this
          Section 2.02 and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such ratable portion available to the Administrative Agent, such Lender and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at (i) in the case of the Borrower, the interest rate applicable at the time to Advances comprising such Borrowing and (ii) in the case of such Lender, the Federal Funds Rate. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender's Advance as part of such Borrowing for purposes of this Agreement.

                   (d) The failure of any Lender to make the Advance to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on the date of any Borrowing.

                   SECTION 2.03.  Fees.  (a)  Commitment Fee.  The
                                  ----        --------------
          Borrower agrees to pay to the Administrative Agent for the account of each Lender a commitment fee on the average daily unused portion of such Lender's Commitment from the Effective Date until the Termination Date, payable quarterly in arrears on the last day of each March, June, September and December during the term of such Lender's Commitment, commencing on the first such date to occur after the Effective Date, and on the Termination Date, at the rate of (i) 1/4 of 1% during such times as the Bond Ratings by both Moody's and S&P are at least Baa2 and BBB, respectively, (ii) 3/8 of 1% during such times as clause (a)(i) of this Section 2.03 is not applicable and the Bond Ratings by both Moody's and S&P are at least Ba1 and BB+, respectively, (iii) 1/2 of 1% during such times as clauses
          (a)(i) and (a)(ii) of this Section 2.03 are not applicable and the Bond Ratings by both Moody's and S&P are at least Ba2 and BB, respectively, and (iv) 5/8 of 1% at all other times.

                   (b)  Participation Fee.  The Borrower agrees to pay to
                        -----------------
          the Administrative Agent for the account of each Lender a participation fee equal to 1/4 of 1% of such Lender's
          Commitment, payable on the date hereof.

                   (c)  Co-Agents' Fees.  The Borrower agrees to pay to
                        ---------------
          each Co-Agent for its own account the fees (i) set forth in the Fee Letter, dated the date hereof, among the Co-Agents and the Borrower at the times specified therein for payment of such fees, and (ii) such other fees as may from time to time be agreed among the Borrower and the Co-Agents.

                   SECTION 2.04.  Reduction of the Commitments.
                                  ----------------------------
          (a)  Optional.  The Borrower shall have the right, upon at
               --------
          least three Business Days' notice to the Administrative Agent, to terminate in whole or reduce ratably in part the unused portions of the respective Commitments of the Lenders, provided
                                                                 --------
          that each partial reduction shall be in the aggregate amount of $5,000,000 or an integral multiple thereof. In the event of any such reduction, the Collateral Agent shall release a portion of the Pledged Debt with an aggregate face amount equal to the aggregate reduction of the Commitments, as provided in
          Section 16 of the Pledge Agreement.

                   (b)  Mandatory.  The respective Commitments of the
                        ---------
          Lenders shall, concurrently with any release by the Collateral Agent of Pledged Debt pursuant to Section 16 of the Pledge Agreement, be reduced by an amount equal to the aggregate face amount of any such Pledged Debt so released.

                   SECTION 2.05.  Repayment.  The Borrower shall repay
                                  ---------
          the unpaid principal amount of each Advance owing to each Lender on the Termination Date.

                   SECTION 2.06.  Interest.  (a)  The Borrower shall pay
                                  --------
          interest on the unpaid principal amount of each Advance owing to each Lender from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum:

                   (i)  Base Rate Advances.  During such periods as such
                        ------------------
              Advance is a Base Rate Advance, a rate per annum equal at all times during the Interest Period for such Advance to the Base Rate in effect from time to time during such Interest Period plus the following Applicable Margin in effect from time to time:

                        (A) if the Bond Ratings by both Moody's and S&P are Baa2 and BBB, respectively, or higher, 0%,

                        (B) if clause (A) above is not applicable, and if the Bond Ratings by both Moody's and S&P are Ba1 and BB+, respectively, or higher, 1/8 of 1%,

                        (C) if neither clause (A) nor clause (B) above is applicable, and if the Bond ratings by both

                   Moody's and S&P are Ba2 and BB, respectively, or higher, 5/8 of 1%, and

                        (D)  in all other cases, 1%,

              in each case payable on the last day of such Interest
              Period.

                  (ii)  Adjusted CD Rate Advances.  During such periods
                        -------------------------
              as such Advance is an Adjusted CD Rate Advance, a rate per annum equal at all times during each Interest Period for such Advance to the sum of the Adjusted CD Rate for such Interest Period for such Advance plus the following Applicable Margin in effect from time to time:

                        (A) if the Bond Ratings by both Moody's and S&P are Baa2 and BBB, respectively, or higher, 7/8 of 1%,

                        (B) if clause (A) above is not applicable and if the Bond Ratings by both Moody's and S&P are Ba1 and BB+, respectively, or higher, 1 and 1/8%,

                        (C) if neither clause (A) nor clause (B) above is applicable, and if the Bond Ratings by both Moody's and S&P are Ba2 and BB, respectively, or higher, 1 and 5/8%, and

                        (D)  in all other cases, 2 and 1/8%,

              in each case payable on the last day of such Interest
              Period;

                 (iii)  Eurodollar Rate Advances.  During such periods as
                        ------------------------
              such Advance is a Eurodollar Rate Advance, a rate per annum equal at all times during each Interest Period for such Advance to the sum of the Eurodollar Rate for such Interest Period for such Advance plus the following Applicable Margin in effect from time to time:

                        (A) if the Bond Ratings by both Moody's and S&P are Baa2 and BBB, respectively, or higher, 3/4 of 1%,

                        (B) if clause (A) hereof is not applicable and if the Bond Ratings by both Moody's and S&P are Ba1 and BB+, respectively, or higher, 1%,

                        (C) if neither clause (A) nor clause (B) hereof is applicable, and if the Bond Ratings by both Moody's and S&P are Ba2 and BB, respectively, or higher, 1 and 1/2%, and

                        (D)  in all other cases, 2%,

              in each case payable on the last day of such Interest
              Period.

                   (b) Upon the occurrence and during the continuance of any Event of Default, the Borrower shall pay interest on the unpaid principal amount of each Advance owing to each Lender and on the unpaid amount of all interest, fees and other amounts payable hereunder that is not paid when due, payable in arrears on the dates referred to in clauses (a)(i) through
          (iii) above and on demand, at the rate per annum equal at all times to 1% above the rate per annum otherwise required to be paid on such Advance pursuant to clauses (a)(i) through (iii) above or, in the case of such other amounts, 1% above the rate per annum required to be paid on Base Rate Advances pursuant to clause (a)(i) above.

                   SECTION 2.07.  Additional Interest on Eurodollar Rate
                                  --------------------------------------
          Advances.  The Borrower shall pay to the Administrative Agent
          --------
          for the account of each Lender additional interest on the unpaid principal amount of each Advance of such Lender during such periods as such Advance is a Eurodollar Rate Advance, from the date of such Advance until such principal amount is paid in full, at an interest rate per annum equal at all times to the remainder obtained by subtracting (i) the Eurodollar Rate for such Interest Period for such Eurodollar Rate Advance from (ii) the rate obtained by dividing such Eurodollar Rate by a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage of such Lender for such Interest Period, payable on each date on which interest is payable on such Eurodollar Rate Advance. Such additional interest shall be determined by such Lender and notified to the Borrower through the Administrative Agent.

                   SECTION 2.08.  Interest Rate Determination and
                                  -------------------------------
          Protection.  (a)  Each Reference Bank agrees to furnish to the
          ----------
          Administrative Agent timely information for the purpose of determining each Adjusted CD Rate or Eurodollar Rate, as applicable. If either of the Reference Banks shall not furnish such timely information to the Administrative Agent for the purpose of determining any such interest rate, the Administrative Agent shall determine such interest rate on the basis of timely information furnished by the other Reference Bank.

                   (b) The Administrative Agent shall give prompt notice to the Borrower and the Lenders of the applicable interest rate determined by the Administrative Agent for purposes of Section 2.06(a) and (b).

                   (c) If neither Reference Bank furnishes timely information to the Administrative Agent for determining the Adjusted CD Rate for any Adjusted CD Rate Advances, or the Eurodollar Rate for any Eurodollar Rate Advances,

                   (i) the Administrative Agent shall forthwith notify the Borrower and the Lenders that the interest rate cannot be determined for such Adjusted CD Rate Advances or Eurodollar Rate Advances, as the case may be,

                  (ii) the obligation of the Lenders to make, or to Roll Over Advances into, Adjusted CD Rate Advances or Eurodollar Rate Advances, as the case may be, shall be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist, and

                 (iii) any request for a Borrowing consisting of, or for a Rollover of Advances into, Adjusted CD Rate Advances or Eurodollar Rate Advances, as the case may be, shall be deemed a request for a Borrowing consisting of, or a Rollover of Advances into, Base Rate Advances having the same Interest Period as such requested Borrowing or Rollover.

                   (d) If, with respect to any Eurodollar Rate Advances, the Majority Lenders notify the Administrative Agent that the Eurodollar Rate for any Interest Period for such Advances will not adequately reflect the cost to such Majority Lenders of making, funding or maintaining their respective Eurodollar Rate Advances for such Interest Period,

                   (i) the Administrative Agent shall forthwith so notify the Borrower and the Lenders,

                  (ii) the obligation of the Lenders to make, or to Roll Over Advances into, Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist, and

                 (iii) any request for a Borrowing consisting of, or a Rollover of Advances into, Eurodollar Rate Advances shall be deemed a request for a Borrowing consisting of, or a

              Rollover of Advances into, Base Rate Advances having the same Interest Period as such requested Borrowing or Rollover.

                   SECTION 2.09.  Rollover and Conversion of Advances.
                                  -----------------------------------
          (a) Each Rollover may be made on notice given by the Borrower to the Administrative Agent not later than, if such Rollover is into (i) Eurodollar Rate Advances, 12:00 noon (New York City time) on the third Business Day prior to, (ii) Adjusted CD Rate Advances, 12:00 noon (New York City time) on the second
          Business Day prior to, and (iii) Base Rate Advances, 11:00 A.M. (New York City time) on the date of, the proposed Rollover (the "Rollover Date"), which Rollover Date shall be the last day of
           -------------
          the Interest Period of the Advances to be Rolled Over or such earlier date as shall be required pursuant to Section 2.12, unless the Advances to be so Rolled Over are Base Rate
          Advances. The Administrative Agent shall give to each Lender prompt notice thereof by telecopier, telex or cable. Each such notice of a Rollover (a "Notice of Rollover") shall be by
                                   ------------------
          telecopier, telex or cable, confirmed immediately by a signed original delivered by regular mail, overnight courier or messenger, in substantially the form of Exhibit B hereto,
          (i) specifying therein (A) the Advances to be Rolled Over,
          (B) the Rollover Date, (C) the Interest Period for such
          Advances upon being Rolled Over, (D) the Type for such Advances upon being Rolled Over and (E) the amount of such Advances upon being Rolled Over (which amount shall equal, if such Advances are to be (x) Base Rate Advances, $3,000,000 or an integral multiple of $1,000,000 in excess thereof or (y) Adjusted CD
          Rate Advances or Eurodollar Rate Advances, $10,000,000 or an integral multiple of $1,000,000 in excess thereof), and
          (ii) specifying whether the requested Rollover is being made together with a requested Borrowing to occur simultaneously with the requested Rollover on the applicable Rollover Date pursuant to Section 2.02. If such Notice of Rollover includes a request for a simultaneous Borrowing pursuant to Section 2.02,
          (i) such Notice of Rollover shall include the information required for a Notice of Borrowing pursuant to Section 2.02 and
          (ii) the amount of the proposed Borrowing to occur simultaneously with such Rollover shall in no event be less than an amount equal to the difference, if any, between the amount of the Advances to be Rolled Over and the amount of such Advances following Rollover thereof. Upon fulfillment, on the Rollover Date, of the applicable conditions set forth in
          Article III of this Agreement (which conditions shall be deemed fulfilled unless the Administrative Agent shall have received written notice from any Lender pursuant to Section 3.04 or from the Borrower, if such Rollover is into (i) Adjusted CD Rate Advances or

          Eurodollar Rate Advances, by 12:00 noon (New York City time) on the Rollover Date, or (ii) if such Rollover is into Base Rate Advances, by 2:00 P.M. (New York City time) on the Rollover
          Date), a Rollover of such Advances shall occur as set forth in the Notice of Rollover for such Advances. The Administrative Agent shall forthwith notify the Borrower and the Lenders if such applicable conditions have not been fulfilled and the Rollover shall therefore not occur.

                   (b) Each Notice of Rollover shall be irrevocable and binding on the Borrower. In the case of any proposed Rollover into Adjusted CD Rate Advances or Eurodollar Rate Advances, the Borrower shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill, on or before the Rollover Date for such Rollover, the applicable conditions set forth in Article III, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation of or reemployment of deposits or other funds acquired by such Lender in connection with the Rollover of the Advance made by such Lender when such Advance, as a result of such failure, is not Rolled Over on the Rollover Date.

                   SECTION 2.10.  Prepayments.  (a)  Optional.  The
                                  -----------        --------
          Borrower may, (i) in the case of Eurodollar Rate Advances and Adjusted CD Rate Advances, upon at least three Business Days' notice to the Administrative Agent and (ii) in the case of Base Rate Advances, upon notice given to the Administrative Agent no later than 11:30 A.M. (New York City time) on the proposed date, in either case stating the proposed date and aggregate principal amount of the prepayment, and if such notice is given the Borrower shall, prepay the outstanding principal amounts of the Advances comprising part of the same Borrowing in whole or ratably in part, together with accrued interest to the date of such prepayment on the principal amount prepaid; provided,
                                                           --------
          however, that (x) each partial prepayment shall be in an
          -------
          aggregate principal amount of $5,000,000 or an integral multiple thereof and (y) in the event of such prepayment of an Adjusted CD Rate Advance or Eurodollar Rate Advance, the Borrower shall be obligated to reimburse the Lenders in respect thereof pursuant to Section 8.04(b).

                   (b)  Mandatory.  (i)  If, after giving effect to a
                        ---------
          reduction of Commitments pursuant to Section 2.04 of this Agreement, the aggregate principal amount of the Advances outstanding shall exceed the aggregate amount of the Commitments of the Lenders, the Borrower shall immediately prepay the outstanding principal amount of the Advances in an amount equal to the amount of such excess, together with accrued interest to the date of such prepayment on the principal amount prepaid and all amounts then owing under
          Section 8.04(b) of this Agreement in respect of such prepayment.

                  (ii) If, on the last day of the Interest Period for any Advance, any portion of such Advance shall not be Rolled Over pursuant to Section 2.09 of this Agreement, the Borrower shall immediately prepay the portion of such Advance not so Rolled Over.

                 (iii) The Borrower shall prepay Advances, together with interest accrued thereon and any amounts then owing under
          Section 8.04(b) of this Agreement in respect of any such prepayment, as required by Section 2.12 of this Agreement.

                   SECTION 2.11.  Increased Costs.  (a)  If, due to
                                  ---------------
          either (i) the introduction of or any change (other than any change by way of imposition or increase of reserve requirements, in the case of Adjusted CD Rate Advances, included in the Adjusted CD Rate Reserve Percentage or, in the case of Eurodollar Rate Advances, included in the Eurodollar Rate Reserve Percentage) in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to any Lender of agreeing to make or making, funding or maintaining Adjusted CD Rate Advances or Eurodollar Rate Advances, then the Borrower shall from time to time, upon demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender additional amounts sufficient to compensate such Lender for such increased cost. Each Lender agrees to use its best efforts to furnish notice to the Borrower promptly upon its becoming aware of and determining such increased cost. A certificate as to the amount of such increased cost, submitted to the Borrower and the Administrative Agent by such Lender, shall be conclusive and binding for all purposes, absent manifest error.

                   (b) If any Lender determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender and that the amount of such capital is increased by or based upon the existence of such Lender's commitment to lend hereunder and other commitments of this type, then, upon demand by such Lender (with a copy of such demand to the Administrative Agent), the Borrower shall immediately pay to the Administrative Agent for the account of such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender or such corporation in the light of such circumstances, to the extent that such Lender reasonably determines such increase in capital to be allocable to the existence of such Lender's commitment to lend hereunder. A certificate as to such amounts submitted to the Borrower and the Administrative Agent by such Lender shall be conclusive and binding for all purposes, absent manifest error.

                   SECTION 2.12.  Illegality.  Notwithstanding any other
                                  ----------
          provision of this Agreement, if any Lender shall notify the Administrative Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for any Lender or its Eurodollar Lending Office to perform its obligations hereunder to make Eurodollar Rate Advances or to fund or maintain Eurodollar Rate Advances hereunder, (i) the obligation of the Lenders to make, or to Roll Over Advances into, Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist, (ii) the Borrower shall, within five Business Days of notice from the Administrative Agent, either prepay in full all Eurodollar Rate Advances of all Lenders then outstanding, together with interest accrued thereon and amounts then owing under Section 8.04(b) of this Agreement in respect of such prepayment or Convert all Eurodollar Rate Advances of all Lenders then outstanding into Advances of another Type in accordance with Section 2.09 and
          (iii) any request for a Borrowing consisting of, or a Rollover of Advances into, Eurodollar Rate Advances shall be deemed a request for a Borrowing consisting of, or a Rollover of Advances into, Base Rate Advances having the same Interest Period as such requested Borrowing or Rollover.

                   SECTION 2.13.  Payments and Computations.  (a)  The
                                  -------------------------
          Borrower shall make each payment hereunder and under the Notes not later than 2:00 P.M. (New York City time) on the day when due in U.S. dollars to the Administrative Agent at its address referred to in Section 8.02 in same day funds. The Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest or commitment fees ratably (other than amounts payable pursuant to Section 2.02(b), 2.07, 2.11, 2.14 or 8.04(b)) to the Lenders for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Lender to such Lender for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to Section 8.07(d), from and after the effective date specified in such Assignment and Acceptance, the Administrative Agent shall make all payments hereunder and under the Notes in respect of the interest assigned thereby to the Lender assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

                   (b) All computations of interest based on the Base Rate shall be made by the Administrative Agent on the basis of a year of 365 or 366 days, as the case may be, and all computations of interest based on the Adjusted CD Rate, the Eurodollar Rate or the Federal Funds Rate and of commitment fees shall be made by the Administrative Agent, and all computations of interest pursuant to Section 2.07 shall be made by a Lender, on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or commitment fees are payable. Each determination by the Administrative Agent (or, in the case of Section 2.07, by a Lender) of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

                   (c) Whenever any payment hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or commitment fee, as the case may be; provided, however, if such extension would
                           --------  -------
          cause payment of interest on or principal of Eurodollar Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

                   (d) Unless the Administrative Agent shall have received notice from the Borrower prior to 11:00 A.M. (New York City time) on the date on which any payment is due to the Lenders hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative

          Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrower shall not have so made such payment in full to the Administrative Agent, each Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent, at the Federal Funds Rate.

                   SECTION 2.14.  Taxes.  (a)  Any and all payments by
                                  -----
          the Borrower hereunder or under the Notes shall be made, in accordance with Section 2.13, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of
                                            ---------
          each Lender and the Administrative Agent, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Lender or the Administrative Agent (as the case may be) is organized or any political subdivision thereof and, in the case of each Lender, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction of such Lender's Applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower
                                            -----
          shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to any Lender or the Administrative Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.14) such Lender or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and
          (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

                   (b) In addition, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under the Notes or from the execution, delivery, filing, recording, or registration of, or otherwise with respect to, the Loan Documents and the other documents to be delivered under the Loan Documents (hereinafter referred to as "Other Taxes").
                          -----------

                   (c) The Borrower will indemnify each Lender and the Administrative Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this
          Section 2.14) paid by such Lender or the Administrative Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within 30 days from the date such Lender or the Administrative Agent (as the case may be) makes written demand therefor. The Administrative Agent and the Lenders each agree to pay to the Borrower promptly upon receipt thereof an amount equal to the amount of any refund received by the Administrative Agent or such Lender, as the case may be, with respect to Taxes or Other Taxes paid by the Borrower.

                   (d) Within 30 days after the date of any payment of Taxes, the Borrower will furnish to the Administrative Agent, at its address referred to in Section 8.02, the original or a certified copy of a receipt evidencing payment thereof. If no Taxes are payable in respect of any payment hereunder or under the Notes, the Borrower will, upon request by any Lender through the Administrative Agent, furnish to the Administrative Agent, at such address, a certificate from each appropriate taxing authority, or an opinion of counsel acceptable to the Administrative Agent, in either case stating that such payment is exempt from or not subject to Taxes.

                   (e) Each Lender organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Bank and on the date of the Assignment and Acceptance pursuant to which it becomes a Lender in the case of each other Lender, and from time to time thereafter if requested in writing by the Borrower (but only so long as such Lender remains lawfully able to do so), shall provide the Borrower with Internal Revenue Service form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States. If the form provided by a Lender at the time such Lender first becomes a party to this Agreement indicates a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from "Taxes" as defined in Section 2.14(a).

                   (f) For any period with respect to which a Lender has failed to provide the Borrower with the appropriate form described in Section 2.14(e) (other than if such failure is due
                                        ----- ----
          to a change in law occurring subsequent to the date on which a form originally was required to be provided, or if such form otherwise is not required under the first sentence of subsection (e) above), such Lender shall not be entitled to indemnification under Section 2.14(c) with respect to Taxes imposed by the United States; provided, however, that should a
                                        --------  -------
          Lender become subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as the Lender shall reasonably request to assist the Lender to recover such Taxes.

                   (g) Notwithstanding any contrary provisions of this Agreement, in the event that a Lender that originally provided such form as may be required under Section 2.14(e) thereafter ceases to qualify for complete exemption from United States withholding tax, such Lender shall have the right to assign all of its rights and obligations under this Agreement to any Eligible Assignee in accordance with Section 8.07(a), provided that the rate of United States withholding tax applicable to such Eligible Assignee shall not exceed the rate then applicable to the assignor.

                   (h) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 2.14 shall survive the payment in full of principal and interest hereunder and under the Notes.

                   SECTION 2.15.  Sharing of Payments, Etc.  If any
                                  ------------------------
          Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Advances owing to it (other than pursuant to Section 2.02(b), 2.07, 2.11, 2.14 or 8.04(b)) in excess of its ratable share of payments on account of the Advances obtained by all the Lenders, such Lender shall forthwith purchase from the other Lenders such participations in the Advances made by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them, provided, however, that if all or any portion of
                        --------  -------
          such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this
          Section 2.15 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

                   SECTION 2.16.  Use of Proceeds.  The proceeds of the
                                  ---------------
          Advances shall be available (and the Borrower agrees that it shall use such proceeds) solely to (a) provide interim funding for refunding, redemption or defeasance of long-term obligations (consisting of long-term Indebtedness, preferred shares of the Borrower, lease obligation bonds under the Palo Verde Leases or secured facility bonds under the Borrower's Eastern Interconnection Project Leases) during the next succeeding 30-day period, and (b) to finance ongoing expenditures incurred in the ordinary course of the Borrower's utility business required to be made during the next succeeding 30-day period (including, without limitation, operating expenditures, capital expenditures, construction expenditures, lease rental payments, interest and taxes).


                                    ARTICLE III

                      CONDITIONS TO EFFECTIVENESS AND LENDING


                   SECTION 3.01.  Conditions Precedent to Effectiveness.
                                  -------------------------------------
          This Agreement and the obligations of the Lenders hereunder shall become effective on the Effective Date, subject to satisfaction of the following conditions precedent:

                   (a) The Co-Agents shall have received on or before the Effective Date the following, each dated such day, in form and substance satisfactory to the Lenders and (except for the Notes and the Pledged Debt) in sufficient copies for each Lender:

                        (i)  The Notes to the order of the Lenders,
                   respectively.

                       (ii) A pledge agreement, duly executed by the Borrower and the Collateral Agent, in substantially the form of Exhibit D (the "Pledge Agreement"),
                                               ----------------
                   together with:

                             (A)  instruments evidencing the Pledged Debt
                        referred to in the Pledge Agreement, and

                             (B)  evidence that all other actions
                        necessary or, in the opinion of the Lenders, desirable to perfect and protect the security interests created by the Pledge Agreement have been taken.

                      (iii) The supplemental indentures, duly executed by the Borrower, in substantially the forms of Exhibits E-1 and E-2 (the "Supplemental Indentures").
                                              -----------------------
                       (iv) Certified copies of the resolutions of the Board of Directors of the Borrower approving each Loan Document, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to each such Loan Document.

                        (v)  A certificate of the Secretary or an
                   Assistant Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign each Loan Document and the other documents to be delivered hereunder.

                       (vi) A favorable opinion of Keleher & McLeod, P.A., counsel for the Borrower, substantially in the form of Exhibit F hereto.

                      (vii) A favorable opinion of Shearman & Sterling, counsel for the Agents, substantially in the form of Exhibit G hereto.

                   (b) The Borrower shall have paid all fees and expenses of the Agents and the Lenders, including the accrued fees and expenses of counsel to the Agents payable on or before the Effective Date.

                   (c) On the Effective Date, the Bond Ratings by Moody's and S&P shall be at least Ba2 and BB+, respectively.

                   SECTION 3.02.  Conditions Precedent to Initial
                                  -------------------------------
          Borrowing.  The obligation of each Lender to make an Advance on
          ---------
          the occasion of the initial Borrowing is subject to the condition precedent that the Lenders shall be satisfied that all commitments under the Amended and Restated Credit Agreement dated as of March 8, 1991, as amended by the Amendment dated April 11, 1991 (the "Existing Agreement") among the Borrower,
                               ------------------
          the lenders party thereto and Chemical and Citibank, as co-agents, have been terminated, and all amounts owed with respect thereto have been, or will simultaneously with the initial Borrowing hereunder, be paid in full, and the Co-Agents shall have received copies of all notices, certificates or other evidence of termination of the commitments under the Existing Agreement, in form and substance satisfactory to the Lenders. Each Lender hereunder that is a party to the Existing Agreement hereby waives, upon execution of this Agreement, the three Business Days' notice required by Section 2.04(a) of the Existing Agreement relating to the termination of the commitments under the Existing Agreement.

                   SECTION 3.03.  Conditions Precedent to Each Borrowing
                                  --------------------------------------
          and to Rollover of Advances.  The obligation of each Lender to
          ---------------------------
          make an Advance on the occasion of each Borrowing (including the initial Borrowing) or to Roll Over any Advances comprising part of the same Borrowing on any Rollover Date shall be subject to the further conditions precedent that on the date of such Borrowing (a) the following statements shall be true (and each of the giving of the applicable Notice of Borrowing and the acceptance by the Borrower of the proceeds of such Borrowing or the giving of the applicable Notice of Rollover and the failure to otherwise notify the Administrative Agent in writing on the Rollover Date by the time specified in
          Section 2.09(a) shall constitute a representation and warranty by the Borrower that on the date of such Borrowing, or on the Rollover Date for such Rollover, such statements are true, except that, in the case of the initial Borrowing hereunder, the Administrative Agent shall have received for the account of each Lender a certificate signed by a duly authorized officer of the Borrower, dated the date of such Borrowing, stating that):

                   (i)  The representations and warranties contained in
              Section 4.01 of this Agreement and in Section 4 of the Pledge Agreement are correct on and as of the date of such Borrowing or Rollover, before and after giving effect to such Borrowing or Rollover and to the application of the proceeds therefrom, as though made on and as of such date, and

                  (ii) No event has occurred and is continuing, or would result from such Borrowing or from the application of the proceeds therefrom, which constitutes a Default;

          and (b) the Administrative Agent shall have received such other approvals, opinions or documents as any Lender through the Administrative Agent may reasonably request.

                   SECTION 3.04.  Determinations Under Section 3.01,
                                  ----------------------------------
          3.02, or 3.03.  For purposes of determining compliance with the
          -------------
          conditions specified in Section 3.01, 3.02, or 3.03, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Administrative Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from such Lender (a) in the case of the Effective Date, by 11:00 A.M. (New York City time) on such date specifying its objection thereto which notice shall not have been withdrawn by another written notice received by the Administrative Agent before 2:00 P.M. (New York City time) on such date, and (b) in the case of a Borrowing consisting of, or a Rollover of Advances into, (i) Adjusted CD Rate or Eurodollar Rate Advances, prior to the date of the Borrowing or the Rollover Date, as the case may be, and (ii) Base Rate Advances, by 2:00 P.M. (New York City time) on the date of such Borrowing or the Rollover Date, as the case may be, specifying its objection thereto and (in the case of a Borrowing) declaring its intention not to fund its ratable portion of such Borrowing, which notice shall not (in the case of a written notice received prior to the date of the Borrowing or the Rollover
          Date) have been withdrawn by another written notice received by the Administrative Agent before 11:00 A.M. (New York City time) on the date of such Borrowing or such Rollover Date, as the case may be.


                                     ARTICLE IV

                           REPRESENTATIONS AND WARRANTIES


                   SECTION 4.01.  Representations and Warranties of the
                                  -------------------------------------
          Borrower.  The Borrower represents and warrants as follows:
          --------

                   (a) The Borrower (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of New Mexico, (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed, and (iii) has all requisite corporate power and authority to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted. All of the outstanding capital stock of the Borrower has been validly issued and is fully paid and non-assessable.

                   (b) Set forth on Schedule II hereto (and on any supplement thereto delivered in writing to the Agents after the date hereof that is necessary to reflect changes in ownership of Designated Subsidiaries permitted pursuant to
              Section 5.02(c)(iii) hereof) is a complete and accurate list of all direct Subsidiaries of the Borrower showing (as to each such direct Subsidiary) the jurisdiction of its incorporation, the number of shares of each class of capital stock authorized, and the number outstanding, on the date hereof and the percentage of the outstanding shares of each such class owned (directly or indirectly) by the Borrower, and the number of shares covered by all outstanding options, warrants, rights of conversion or purchase and similar rights at the date hereof. All of the outstanding capital stock of all Designated Subsidiaries of the Borrower has been validly issued, is fully paid and non-assessable and is owned by the Borrower free and clear of all Liens. Each Designated Subsidiary of the Borrower
              (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed and
              (iii) has all requisite corporate power and authority to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

                   (c) The execution, delivery and performance by the Borrower of this Agreement, the Notes and each other Loan Document, and the consummation of the transactions contemplated hereby, are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene the Borrower's charter or by-laws, (ii) violate any law (including, without limitation, the Securities Exchange Act of 1934 and the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970), rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture (including, without limitation, the FMB Indenture), mortgage, deed of trust, lease or other instrument binding on or affecting the Borrower, any of its Designated Subsidiaries or any of their properties or (iv) result in or require the creation or imposition of any Lien upon or with respect to any of the properties of the Borrower or any of its Designated Subsidiaries, except as permitted by Section 5.02(a)(i). Neither the Borrower nor any of its Subsidiaries is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which could have a material adverse effect on the condition (financial or otherwise), results of operations, assets, business or prospects of the Borrower and its Subsidiaries on a Consolidated basis.

                   (d) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party (except any authorization or approval obtained prior to the date hereof) is required for the due execution, delivery and performance by the Borrower of this Agreement, the Notes, or any other Loan Document, or for the consummation of the transactions contemplated hereby, except for the short-term financing plans permitting the Borrowings under this Agreement, the most recent copy of which is in effect, has been approved in writing by the Executive Director of the PUC and has been delivered to the Co-Agents.

                   (e) This Agreement has been, and each of the Notes and each other Loan Document when delivered hereunder will have been, duly executed and delivered by the Borrower. This Agreement is, and each of the Notes and each other Loan Document when delivered hereunder will be, the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

                   (f) The Consolidated financial statements of the Borrower and its Subsidiaries, including the Consolidated balance sheet of the Borrower and its Subsidiaries as at December 31, 1992 and the related Consolidated statements of earnings (loss) and cash flows of the Borrower and its Subsidiaries for the fiscal year then ended, accompanied by an opinion of Independent Accountants, copies of which have been furnished to each Lender, fairly present the Consolidated financial condition of the Borrower and its Subsidiaries as at such date and the Consolidated results of the operations of the Borrower and its Subsidiaries for the period ended on such date, all in accordance with generally accepted accounting principles applied on a consistent basis. The Consolidated balance sheet of the Borrower and its Subsidiaries as at September 30, 1993, and the related Consolidated statements of earnings (loss) and cash flows for the nine months ending on such date, copies of which have been furnished to each Lender, are, subject to audit adjustment, fairly stated on a consistent basis. Since December 31, 1992, there has been no material adverse change in the condition (financial or otherwise), results of operations, assets, business or prospects of the Borrower and its Designated Subsidiaries, except as disclosed in the Borrower's 1992 Form 10-K, Forms 10-Q for the three months ending on March 31, 1993, June 30, 1993 and September 30, 1993, respectively, and Forms 8-K delivered to the Co-Agents prior to October 1, 1993.

                   (g) The Consolidated balance sheet and related statement of income and cash flow of the Borrower and its Subsidiaries most recently delivered pursuant to Section 5.01(i)(iii) of this Agreement and the accompanying opinion of Independent Accountants delivered together therewith, fairly present the Consolidated financial condition of the Borrower and its Subsidiaries as at the date of such balance sheet and the Consolidated results of the operations of the Borrower and its Subsidiaries for the period ended on such date, all in accordance with GAAP.

                   (h) No information, exhibit or report furnished by the Borrower to either Co-Agent or to any Lender in connection with the syndication efforts of the Co-Agents, the negotiation of the Original Credit Agreement or the Loan Documents contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein not misleading.

                   (i) There is no action, suit, investigation, litigation or proceeding affecting the Borrower or any of its Designated Subsidiaries pending or threatened before any court, governmental agency or arbitrator that is likely to have a material adverse effect on the condition (financial or otherwise), results of operations, assets, business or prospects of the Borrower and its Designated Subsidiaries on a Consolidated basis, except as disclosed in the Borrower's 1992 Form 10-K, Forms 10-Q for the three months ending on March 31, 1993, June 30, 1993 and September 30, 1993, respectively, and Forms 8-K delivered to the Co-Agents prior to October 1, 1993 (the "Disclosed
                                                              ---------
              Litigation"), and there has been no adverse change in the
              ----------
              status, or financial effect on the Borrower and its Designated Subsidiaries on a Consolidated basis, of the Disclosed Litigation.

                   (j) There is no action, suit, investigation, litigation or proceeding affecting the Borrower or any of its Subsidiaries pending or threatened before any court, governmental agency or arbitrator that purports to affect the legality, validity or enforceability of this Agreement, any Note, any other Loan Document or the FMB Indenture, or the consummation of the transactions contemplated hereby.

                   (k) No proceeds of any Advance will be used to acquire any equity security of a class that is registered pursuant to Section 12 of the Securities Exchange Act of 1934.

                   (l) The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System), and no proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

                   (m) Schedule III contains a list of (i) all electric franchises of the Borrower in effect as of the date of the initial Borrowing, (ii) expiration dates for each such franchise, and (iii) the percentage of revenues of all electric utility operations of the Borrower derived from each operating unit with respect to such franchises for the October 1993 billing period. Schedule III also contains similar information with respect to the electric franchise for the City of Albuquerque, which has expired.

                   (n) On and after delivery hereunder, the Pledge Agreement and the pledge of the Pledged Debt to the Collateral Agent pursuant thereto will create a valid and perfected first priority security interest in the Pledged Debt securing the payment of the Secured Obligations (as defined in the Pledge Agreement).

                   (o) Set forth on Schedule IV hereto is a complete and accurate list of all Plans, Multiemployer Plans and Welfare Plans with respect to any employees of the Borrower or any of its Designated Subsidiaries as of the date hereof.

                   (p) No ERISA Event has occurred or is reasonably expected to occur with respect to any Plan of the Borrower.

                   (q) Schedule B (Actuarial Information) to the 1992 annual report (Form 5500 Series) for each Plan of the Borrower, copies of which have been filed with the Internal Revenue Service, is complete and accurate and fairly presents the funding status of such Plan, and since the date of such Schedule B there has been no material adverse change in such funding status.

                   (r)  Neither the Borrower nor any of its ERISA
              Affiliates has incurred or is reasonably expected to incur any Withdrawal Liability to any Multiemployer Plan.

                   (s) Neither the Borrower nor any of its ERISA Affiliates has been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or has been terminated, within the meaning of Title IV of ERISA, and no Multiemployer Plan of the Borrower is reasonably expected to be in reorganization or to be terminated, within the meaning of Title IV of ERISA.

                   (t) No Prohibited Transaction has occurred that has resulted in or is reasonably likely to result in a material liability of the Borrower.

                   (u) The operations and properties of the Borrower and each of its Designated Subsidiaries comply in all material respects with all Environmental Laws and neither utilize nor contain nor are affected by any Hazardous Materials that are not treated in compliance with all Environmental Laws, and on the date hereof, neither the Borrower nor any of its Designated Subsidiaries has any material liability, contingent or otherwise, under any Environmental Law, except as set forth on Schedule V.

                   (v)  The Borrower and each of its Designated
              Subsidiaries has filed, has caused to be filed or has been included in all tax returns (federal, state, local and foreign) required to be filed and has paid all taxes shown thereon to be due, together with applicable interest and penalties.

                   (w) Set forth on Schedule VI hereto is a complete and accurate list of the Material Leases on the date hereof, showing the expiration date and annual rental cost thereof. The Borrower is entitled to exercise all of the rights of lessee purported to be granted to the Borrower under each such Material Lease.

                   (x) Set forth on Schedule VII hereto is a complete and accurate list of all Indebtedness (other than Material Leases and intercompany Indebtedness that would be eliminated in preparing the Consolidated financial statements of the Borrower and its Subsidiaries) of the Borrower and any of its Designated Subsidiaries, showing as of October 31, 1993 the principal amount outstanding, obligor, obligee and maturity date thereof, and from October 31, 1993 through the date hereof there has been no increase or material decrease in the principal amount outstanding of such Indebtedness.

                   (z) Schedule VIII hereto, as most recently provided to the Administrative Agent, sets forth the same (i) amounts with respect to the interest portion of payments under the Material Leases and (ii) discount rate used to calculate the net present value of all amounts payable under the Material Leases as have been most recently provided (or that the Borrower intends to provide shortly) to Moody's and S&P or as have otherwise been agreed to by the Majority Lenders.

                   (aa) No more than 5% of the reported value of the assets of the Borrower and its Consolidated Subsidiaries taken as a whole is owned by any Person other than the Borrower or any Designated Subsidiary.


                                     ARTICLE V

                             COVENANTS OF THE BORROWER


                   SECTION 5.01.  Affirmative Covenants.  So long as any
                                  ---------------------
          Advance shall remain unpaid or any Lender shall have any

          Commitment hereunder, the Borrower will, unless the Majority Lenders shall otherwise consent in writing:

                   (a)  Compliance with Laws, Etc.  Comply, and cause
                        --------------------------
              each of its Designated Subsidiaries to comply, in all material respects with (i) all material laws, rules, regulations and orders (including, without limitation, ERISA and all applicable Environmental Laws) and (ii) all other laws, rules, regulations and orders, promptly upon discovery of any non-compliance.

                   (b)  Payment of Taxes, Etc.  Pay and discharge, and
                        ---------------------
              cause each of its Designated Subsidiaries to pay and discharge, before the same shall become delinquent, (i) all taxes, assessments and governmental charges or levies imposed upon it or upon its property and (ii) all lawful claims that, if unpaid, might by law become a Lien (other than a Permitted Lien) upon its property; provided,
                                                        --------
              however, that neither the Borrower nor any of its
              -------
              Designated Subsidiaries shall be required to pay or discharge any such tax, assessment, charge or claim that is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained.

                   (c)  Maintenance of Insurance.  Maintain, and cause
                        ------------------------
              each of its Designated Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Borrower or such Designated Subsidiary operates; provided that the Borrower and its Designated Subsidiaries
              --------
              may maintain reasonable amounts of self insurance consistent with their financial condition and other relevant criteria.

                   (d)  Preservation of Corporate Existence and
                        ---------------------------------------
              Approvals.  Preserve and maintain, and cause each of its
              ---------
              Designated Subsidiaries to preserve and maintain (i) its corporate existence, rights (charter and statutory), franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified, and cause each of its Designated Subsidiaries to qualify and remain qualified, as a foreign corporation in each jurisdiction in which such qualification is necessary or desirable in view of its business and operations or the ownership of its properties; provided, however, that nothing herein
                          --------  -------
              contained shall prevent any merger or consolidation permitted without the written consent of the Majority Lenders by Section 5.02(b) of this Agreement; and (ii) all approvals, authorizations, licenses, franchises and other permissions of all governmental, judicial, regulatory, and other agencies necessary to enable each of the Borrower and its Designated Subsidiaries to operate and maintain its property, business and operations in the same condition as in effect or carried on, as the case may be, on the date hereof or as such property, business and operations may hereafter be maintained or carried on in accordance with the Loan Documents, if the failure to so maintain and preserve any such approval, authorization, license, franchise or other permission would be reasonably likely to result in a material adverse change in the condition (financial or otherwise), results of operations, assets, business or prospects of the Borrower and its Designated Subsidiaries on a Consolidated basis.

                   (e)  Maintenance of Properties, Etc.  Maintain and
                        ------------------------------
              preserve, and cause each of its Designated Subsidiaries to maintain and preserve, all of its properties that are used or useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted.

                   (f)  Performance of the FMB Indenture.  Perform and
                        --------------------------------
              observe all of the terms and provisions of the FMB Indenture, maintain the FMB Indenture in full force and effect, enforce the FMB Indenture in accordance with its terms, take all such action to such end as may be from time to time requested by the Administrative Agent and, upon request of the Administrative Agent, make to each other party to the FMB Indenture such demands and requests for information and reports or for action as the Borrower is entitled to make under the FMB Indenture.

                   (g)  Transactions with Affiliates.  Conduct, and cause
                        ----------------------------
              each of its Designated Subsidiaries to conduct, all transactions otherwise permitted under the Loan Documents with any of their Affiliates on terms that are fair and reasonable and no less favorable to the Borrower or such Designated Subsidiary than it would obtain in a comparable arm's-length transaction with a Person not an Affiliate.

                   (h)  Total Debt to Total Capitalization.  Maintain a
                        ----------------------------------
              ratio of Consolidated Total Debt to Consolidated Total Capitalization of the Borrower and its Subsidiaries, measured at the end of each fiscal quarter, of not more than 0.72 to 1; provided that, for purposes of this
                              --------

              Section 5.01(h), the calculation of Consolidated Total Capitalization shall include an amount not exceeding the difference between (i) the lesser of (x) the before tax amount of any non-cash write-offs occurring during 1993 and 1994 resulting from the Borrower's restructuring efforts as described in the Borrower's Form 8-K dated as of January 26, 1993 and the Borrower's Form 10-K for the fiscal year ended December 31, 1992 and (y) $200,000,000 and (ii) the tax benefit to the Borrower of such write-offs.

                   (i)  Reporting Requirements.  Furnish to the Lenders:
                        ----------------------

                       (i) as soon as possible and in any event within five days after the occurrence of each Default continuing on the date of such statement, a statement of the chief financial officer of the Borrower setting forth details of such Default and the action that the Borrower has taken and proposes to take with respect thereto;

                      (ii) as soon as available and in any event within 60 days after the end of each of the first three quarters of each fiscal year of the Borrower, the Consolidated financial statements of the Borrower and its Subsidiaries for such fiscal quarter, including the Consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such quarter and the related Consolidated statements of earnings (loss) and cash flows of the Borrower and its Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, all in reasonable detail and duly certified (subject to year-end audit adjustments) by the chief accounting officer of the Borrower as having been prepared in accordance with GAAP, together with (A) a certificate of the chief financial officer of the Borrower stating that no Default has occurred and is continuing or, if any such Default has occurred and is continuing, a statement as to the nature thereof and the action that the Borrower has taken and proposes to take with respect thereto and (B) a schedule in form satisfactory to the Administrative Agent of the computations used by the Borrower in determining compliance with the covenants contained in Sections 5.01(h), 5.02(a), 5.02(c), 5.02(d) and 5.02(i);

                     (iii) as soon as available and in any event within 120 days after the end of each fiscal year of the Borrower, a copy of the annual audit report for such year for the Borrower and its Subsidiaries, including therein the Consolidated financial statements of the Borrower and its Subsidiaries for such fiscal year, including the Consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such fiscal year and the related Consolidated statements of earnings (loss) and cash flows of the Borrower and its Subsidiaries for such fiscal year, in each case accompanied by an opinion acceptable to the Majority Lenders of Independent Accountants, together with (A) a certificate of such accounting firm in substantially the form of Exhibit H (with the schedules referred to therein attached thereto) and (B) a certificate of the chief financial officer of the Borrower stating that no Default has occurred and is continuing or, if any such Default has occurred and is continuing, a statement as to the nature thereof and the action that the Borrower has taken and proposes to take with respect thereto;

                      (iv) promptly and in any event within 10 Business Days after the Borrower or any of its ERISA Affiliates knows or has reason to know that any ERISA Event has occurred, a statement of the chief financial officer of the Borrower describing such ERISA Event and the action, if any, that the Borrower or such ERISA Affiliate has taken and proposes to take with respect thereto;

                       (v)  promptly and in any event within five
                   Business Days after receipt thereof by the Borrower or any of its ERISA Affiliates, copies of each notice from the PBGC stating its intention to terminate any Plan or to have a trustee appointed to administer any Plan;

                      (vi) promptly and in any event within 30 days after the filing thereof with the Internal Revenue Service, copies of each Schedule B (Actuarial
                   Information) to the annual report (Form 5500 Series) with respect to each Plan of the Borrower;

                     (vii)  promptly and in any event within five
                   Business Days after receipt thereof by the Borrower or any of its ERISA Affiliates from the sponsor of a Multiemployer Plan, copies of each notice received by the Borrower or any of its ERISA Affiliates concerning (A) the imposition of Withdrawal Liability by any Multiemployer Plan, (B) the reorganization or termination, within the meaning of Title IV of ERISA, of any Multiemployer Plan or (C) the amount of liability incurred, or that may be incurred, by the Borrower or any of its ERISA Affiliates in connection with any event described in clause (A) or (B);

                    (viii) promptly and in any event within 10 Business Days after the Borrower or any of its ERISA Affiliates knows or has reason to know that any Prohibited Transaction that is reasonably likely to result in a material liability of the Borrower has occurred, a statement of the chief financial officer of the Borrower describing such Prohibited Transaction and the action, if any, that the Borrower or such ERISA Affiliate has taken and proposes to take with respect thereto;

                      (ix) promptly after the commencement thereof, notice of all actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Borrower or any of its Subsidiaries of the type described in Section
                   4.01(i) or (j);

                       (x) promptly after the sending or filing thereof, copies of all proxy statements, financial statements and reports that the Borrower sends to its stockholders, and copies of all regular, periodic and special reports, and all registration statements, that the Borrower files with the Securities and Exchange Commission or any governmental authority that may be substituted therefor, or with any national securities exchange;

                      (xi) promptly after the furnishing thereof, copies of any statement or report furnished to any other holder of the securities of the Borrower or of any of its Designated Subsidiaries (A) pursuant to the terms of the FMB Indenture, or (B) with respect to any pending or potential non-compliance with the terms of any other indenture, loan or credit or similar agreement, and not otherwise required to be furnished to the Lenders pursuant to any other clause of this
                   Section 5.01(i);

                     (xii) promptly upon receipt thereof, copies of all notices, requests and other documents received by the Borrower or any of its Designated Subsidiaries under or pursuant to the FMB Indenture with respect to any pending or potential non-compliance with the terms thereof, and, from time to time upon request by the Administrative Agent, such information and reports regarding the FMB Indenture as the Administrative Agent may reasonably request;

                    (xiii) promptly, and in any event within five Business Days after any change in the information regarding Material Leases of the type contained on
                   Schedule VIII furnished by the Borrower to Moody's or S&P, notice of such change; and

                      (xiv)  such other information respecting the
                   business, condition (financial or otherwise), operations, performance, properties or prospects of the Borrower or any of its Designated Subsidiaries as any Lender may from time to time reasonably request.

                   (j)  Reference Bond Ratings.  Use its best efforts to
                        ----------------------
              ensure that the First Mortgage Bonds are at all times rated by Moody's and S&P, and promptly notify the Administrative Agent should either such rating cease to be in effect or become unavailable for any reason.

                   (k)  Visitation Rights.  At any reasonable time and
                        -----------------
              from time to time, permit, and cause each of its Designated Subsidiaries to permit, either Co-Agent or any of the Lenders or any agents or representatives thereof (i) to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, the Borrower or any such Designated Subsidiary and (ii) to discuss the affairs, finances and accounts of the Borrower and any of its Designated Subsidiaries with any of their officers or directors and with their independent certified public accountants.

                   (l)  Keeping of Books.  Keep, and cause each of its
                        ----------------
              Designated Subsidiaries to keep, proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Borrower and each such Designated Subsidiary in accordance with GAAP.

                   SECTION 5.02.  Negative Covenants.  So long as any
                                  ------------------
          Advance shall remain unpaid or any Lender shall have any Commitment hereunder, the Borrower will not, without the written consent of the Majority Lenders:

                   (a)  Liens, Etc.  Create, incur, assume or suffer to
                        ----------
              exist, or permit any of its Designated Subsidiaries to create, incur, assume or suffer to exist, any Lien on or with respect to any of its properties of any character (including, without limitation, accounts) whether now owned or hereafter acquired, or sign or file, or permit any of its Designated Subsidiaries to sign or file, under the Uniform Commercial Code of any jurisdiction, a financing statement that names the Borrower or any of its Designated Subsidiaries as debtor, or sign, or permit any of its Designated Subsidiaries to sign, any security agreement authorizing any secured party thereunder to file such financing statement, or assign, or permit any of its Designated Subsidiaries to assign, any accounts or other right to receive income, excluding, however, from the
                                       ---------  -------
              operation of the foregoing restrictions the following:

                        (i)  Liens created by the Loan Documents;

                       (ii)  Permitted Liens;

                      (iii) purchase money Liens upon or in property acquired or held by the Borrower or any of its Designated Subsidiaries in the ordinary course of business to secure the purchase price of such property or to secure Indebtedness incurred solely for the purpose of financing the acquisition of any such property to be subject to such Liens, or Liens existing on any such property at the time of acquisition, or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount; provided, however, that no such Lien shall
                           --------  -------
                   extend to or cover any property other than the property being acquired, and no such extension, renewal or replacement shall extend to or cover any property not theretofore subject to the Lien being extended, renewed or replaced; and provided further
                                                      -------- -------
                   that the aggregate principal amount of the Indebtedness at any one time outstanding secured by Liens permitted by this clause (iii) shall not exceed $25,000,000 at any one time outstanding;

                       (iv) Liens on assets of the Borrower pursuant to the FMB Indenture, provided that the aggregate
                                      --------
                   principal amount of the Debt at any time outstanding secured by such Liens shall not exceed $1,000,000,000;

                        (v) Liens on utility regulatory assets related to PUC 2183 Amounts;

                       (vi) Liens on accounts receivable and signing and filing of related financing statements under the Uniform Commercial Code of the applicable jurisdictions;

                      (vii)  Liens on demand, energy or wheeling
                   revenues, or on capacity reservation or option fees, payable to the Borrower with respect to any wholesale electric service or transmission agreements and Liens on capacity reservation or option fees payable to the Borrower with respect to asset sales permitted herein;

                     (viii) Liens securing obligations owed by any Designated Subsidiary to the Borrower;

                       (ix) Liens with respect to leases between the Borrower and any Designated Subsidiary;

                        (x)  other Liens not covered in clauses (i)
                   through (ix) above securing Indebtedness in an aggregate amount not to exceed $10,000,000; and

                       (xi) signing and filing financing statements under the Uniform Commercial Code of the applicable jurisdictions and the creation of Liens in connection with the refinancing of existing Indebtedness.

                   (b)  Mergers, Etc.  Merge with or into or consolidate
                        ------------
              with or into any Person, or acquire all or substantially all of the assets of any Person, or permit any of its Designated Subsidiaries to do so, except that (i) any Designated Subsidiary of the Borrower may merge or consolidate with or into or acquire assets of, any other Designated Subsidiary of the Borrower and (ii) any of the Borrower's Designated Subsidiaries may merge into or dispose of assets to the Borrower; provided, however, that
                                                 --------  -------
              in each case, immediately after giving effect thereto, no Default would exist, and in the case of any such merger to which the Borrower is a party, the Borrower is the surviving corporation.

                   (c)  Sales, Etc. of Assets.  Sell, lease, transfer or
                        ---------------------
              otherwise dispose of, or permit any of its Designated Subsidiaries to sell, lease, transfer or otherwise dispose of, any of its assets (including, without limitation, all or substantially all of its assets, whether in one transaction or a series of related transactions) except
              (i) in connection with a transaction authorized by subsection (b) of this Section; (ii) sales of accounts receivable; (iii) sales of the assets or capital stock of
              (A) Sunterra Gas Gathering, (B) Sunterra Gas Processing and
              (C) Sangre de Cristo Water and sales of San Juan Unit 4 Capacity to UAMPS; (iv) sales of assets (excluding those permitted in clauses (i), (ii) and (iii) hereof) for fair value, if such value does not, for each transaction or series of related transactions in any calendar year, exceed 5% of the book value of the assets of the Borrower and its Designated Subsidiaries; provided, however, that, except as
                                       --------  -------
              permitted in clause (iii) above, the Borrower shall not permit any Designated Subsidiary to sell all or substantially all of its assets under any circumstances;
              (v) sales of utility regulatory assets and corresponding accounts receivable related to PUC 2183 Amounts; and
              (vi) sale, lease, transfer or other disposition, at less than fair value, of any other assets, provided that the
                                                    --------
              aggregate book value of such assets shall not exceed $1,350,000 in any calendar year.

                   (d)  Investments in Other Persons.  Make or hold, or
                        ----------------------------
              permit any of its Designated Subsidiaries to make or hold, any Investment in any Person other than:

                        (i) Investments by the Borrower, Sunterra Gas Processing and Sunterra Gas Gathering held on the date hereof or made pursuant to one or more binding contracts in effect on the date hereof in any of their respective Subsidiaries;

                       (ii)  Investments held by any Designated
                   Subsidiary on the date it becomes a Designated
                   Subsidiary;

                      (iii) So long as each of Sunterra Gas Processing and Sunterra Gas Gathering remains a Designated Subsidiary, Investments by the Borrower in such Designated Subsidiary and Investments by such Designated Subsidiary in the Borrower;

                       (iv) Loans and advances in the ordinary course of the business of the Borrower and its Designated Subsidiaries as presently conducted, provided that
                                                        --------
                   no loan or advance shall in any event be made pursuant to this clause (iv) either (A) to any Subsidiary of the Borrower other than Sunterra Gas Processing or Sunterra Gas Gathering or (B) to Sunterra Gas Processing or Sunterra Gas Gathering after such Person shall cease to be a Designated Subsidiary;

                        (v)  Investments by the Borrower and its
                   Designated Subsidiaries in Cash Equivalents;

                       (vi) Investments by the Borrower that give the Borrower control over another Person engaged in the transmission or distribution of electricity, water or natural gas; provided, that the aggregate book value
                                --------
                   of the assets acquired in all such Investments from the date hereof to the date of any such Investment shall not exceed 5% of the aggregate book value of the assets of the Borrower and its Subsidiaries as of the date of such Investment; and

                      (vii) Guarantees or similar agreements by the Borrower for the benefit of a municipality or other governmental agency or the bondholders or trustee therefor made in respect of tax exempt financing and associated with financing of the Borrower's utility properties.

                   (e)  Capital Expenditures.  Make, or permit any of its
                        --------------------
              Designated Subsidiaries to make, any expenditures for fixed or capital assets, except for (i) expenditures for assets used in, intended for use in or related to the gas, water or electric utility business and (ii) other expenditures for fixed or capital assets not exceeding $2,000,000 in any fiscal year.

                   (f)  Change in Nature of Business.  Except in
                        ----------------------------
              connection with transactions permitted under Section 5.02(b) and (c) above, make, or permit any of its Designated Subsidiaries to make, any material change in the nature of its business as carried on at the date hereof.

                   (g)  Accounting Changes.  Make or permit, or permit
                        ------------------
              any of its Subsidiaries to make or permit, any change in accounting policies or reporting practices, except as required by GAAP, or as permitted by GAAP, if the amounts involved are not material.

                   (h)  Maintenance of Ownership of Designated
                        --------------------------------------
              Subsidiaries.  Except as provided in Section 5.02(c)(iii)
              ------------
              hereof, sell or otherwise dispose of any shares of capital stock of any Designated Subsidiary or any warrants, rights or options to acquire such capital stock or permit any Designated Subsidiary to issue, sell or otherwise dispose of any shares of its capital stock or the capital stock of any other Designated Subsidiary or any warrants, rights or options to acquire such capital stock, except to the Borrower or another Designated Subsidiary.

                   (i)  Limitation on Dividends.  Declare or make any
                        -----------------------
              dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of common stock of the Borrower, or purchase, redeem or otherwise acquire for value (or permit any of its Subsidiaries to do so) any shares of common stock of the Borrower or any warrants, rights or options to acquire any such shares, now or hereafter outstanding, except that the Borrower may (i) declare and make any dividend payment or other distribution payable in common stock of the Borrower, (ii) purchase, redeem or otherwise acquire shares of its common stock or warrants, rights or options to acquire any such shares with the proceeds received from the substantially concurrent issue of new shares of its common stock and (iii) declare or pay cash dividends to its common stockholders and purchase, redeem or otherwise acquire shares of its common stock or warrants, rights or options to acquire any such shares for cash during any 12-month period in an amount not to exceed 100% of net income (excluding extraordinary gains and extraordinary losses, such extraordinary gains and extraordinary losses to include, but not be limited to, gains and losses from the sale, lease, transfer or other disposition of assets of the Borrower and its Subsidiaries for such period) computed on a consolidated basis, less the amount of cash dividends declared and paid to the holders of any class of capital stock (other than common stock) of the Borrower, provided that, immediately after giving effect to such proposed action, no Event of Default or event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default would exist.

                                 ARTICLE VI

                              EVENTS OF DEFAULT


                   SECTION 6.01.  Events of Default.  If any of the
                                  -----------------
          following events ("Events of Default") shall occur and be
                             -----------------
          continuing:

                   (a) The Borrower shall fail to pay (i) any principal of any Advance when the same becomes due and payable (including, without limitation, in connection with any mandatory prepayment) or (ii) interest on any Advance or any other amount under any Loan Document for five days after such interest or other amount has become due and payable; or

                   (b) Any representation or warranty made by the Borrower (or any of its officers) under or in connection with any Loan Document shall prove to have been incorrect in any material respect when made; or

                   (c)  The Borrower shall fail to perform or observe
              (i) any term, covenant or agreement contained in Section 5.01(h), 5.01(i)(i) or 5.02, or (ii) any other term, covenant or agreement contained in any Loan Document on its part to be performed or observed if such failure shall remain unremedied for 10 days after written notice thereof shall have been given to the Borrower by the Administrative Agent or any Lender; or

                   (d)  The Borrower or any of its Designated
              Subsidiaries shall fail to pay any principal of or premium or interest or other amounts on any (i) First Mortgage Bond or (ii) any other Indebtedness outstanding in a principal amount of at least $5,000,000 in the aggregate (but excluding Indebtedness outstanding hereunder) of the Borrower or such Designated Subsidiary (as the case may be), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in such First Mortgage Bond, the FMB Indenture, or any agreement or instrument relating to such First Mortgage Bond or any such other Indebtedness; or any other event shall occur or condition shall exist under such First Mortgage Bond, the FMB Indenture, or any agreement or instrument relating to such other Indebtedness and shall continue after the applicable grace period, if any, specified therein, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such First Mortgage Bond or such other Indebtedness; or such First Mortgage Bond or any such other Indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased, or an offer to prepay, redeem, purchase or defease such First Mortgage Bond or such other Indebtedness shall be required to be made, in each case prior to the stated maturity thereof; or

                   (e)  The Borrower or any of its Designated
              Subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower or any of its Designated Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 30 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or the Borrower or any of its Designated Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this subsection (e); or

                   (f) Any judgment or order for the payment of money shall be rendered against the Borrower or any of its Designated Subsidiaries (i) in excess of $20,000,000 or
              (ii) which, when added to all other such judgments or orders rendered on or after the date hereof, exceeds $40,000,000 in the aggregate, and either (A) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (B) there shall be any period of 30 consecutive days during which such judgment or order shall not have been satisfied and a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

                   (g) Any provision of the Pledge Agreement after delivery thereof pursuant to Section 3.01 shall for any reason cease to be valid and binding on the Borrower, or the Borrower shall so state in writing; or

                   (h) The Pledge Agreement after delivery thereof pursuant to Section 3.01 shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected first priority security interest in any of the collateral purported to be covered thereby, or the Borrower shall so state in writing; or

                   (i) Any ERISA Event shall have occurred with respect to a Plan of the Borrower and the sum (determined as of the date of occurrence of such ERISA Event) of the Insufficiency of such Plan and the Insufficiency of any and all other Plans of the Borrower with respect to which an ERISA Event shall have occurred and then exist (or the liability of the Borrower and its ERISA Affiliates related to such ERISA Event) exceeds $5,000,000; or

                   (j) The Borrower or any of its ERISA Affiliates shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan in an amount that, when aggregated with all other amounts required to be paid to Multiemployer Plans by the Borrower and its ERISA Affiliates as Withdrawal Liability (determined as of the date of such notification), exceeds $2,000,000 or requires payments exceeding $1,000,000 per annum; or

                   (k) The Borrower or any of its ERISA Affiliates shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, and as a result of such reorganization or termination the aggregate annual contributions of the Borrower and its ERISA Affiliates to all Multiemployer Plans that are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the plan years of such Multiemployer Plans immediately preceding the plan year in which such reorganization or termination occurs by an amount exceeding $2,000,000; or

                   (l) A Prohibited Transaction shall have occurred and the Borrower has incurred or is reasonably likely to incur liability in connection therewith in an amount exceeding $2,000,000;

          then, and in any such event, the Administrative Agent (i) shall at the request, or may with the consent, of the Majority Lenders, by notice to the Borrower, declare the obligation of each Lender to make Advances to be terminated, whereupon the same shall forthwith terminate, and (ii) shall at the request, or may with the consent, of the Majority Lenders, by notice to the Borrower, declare the Notes, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Notes, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided, however, in the event of an actual or deemed entry of an order for relief with respect to the Borrower under the Federal Bankruptcy Code, (A) the obligation of each Lender to make Advances shall automatically be terminated and (B) the Notes, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.


                                    ARTICLE VII

                                     THE AGENTS


                   SECTION 7.01.  Authorization and Action.  Each Lender
                                  ------------------------
          hereby appoints and authorizes, with respect to this Agreement, the Co-Agents and with respect to the Pledge Agreement, the Collateral Agent (the Co-Agents and the Collateral Agent being herein referred to in such capacities collectively as the "Agents", any one of them being an "Agent") to take such action
           ------                             -----
          as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to them by the terms hereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by the Loan Documents (including, without limitation, enforcement or collection of, or other actions taken with respect to, the Notes or the Pledge Agreement), the Agents shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Lenders and such instructions shall be binding upon all Lenders and all holders of Notes;

          provided, however, that the Agents shall not be required to
          --------  -------
          take any action which exposes any Agent to personal liability or which is contrary to this Agreement or applicable law. Each Agent agrees to give to each Lender prompt notice of each notice given to it by the Borrower pursuant to the terms of this Agreement.

                   SECTION 7.02.  Agents' Reliance, Etc.  No Agent, nor
                                  ---------------------
          any of its directors, officers, agents or employees, shall be liable for any action taken or omitted to be taken by it or them under or in connection with any Loan Document, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, each
          Agent: (i) may treat the payee of any Note as the holder thereof until the Administrative Agent receives and accepts an Assignment and Acceptance entered into by the Lender that is the payee of such Note, as Assignor, and an Eligible Assignee, as assignee, as provided in Section 8.07; (ii) may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations (whether written or oral) made in or in connection with any Loan Document; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Loan Document on the part of the Borrower or to inspect the property (including the books and records) of the Borrower; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document or any other instrument or document furnished pursuant hereto; and (vi) shall incur no liability under or in respect of any Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopier, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

                   SECTION 7.03.  Chemical and Citibank and Their
                                  -------------------------------
          Affiliates.  With respect to its Commitment, the Advances made
          ----------
          by it and the Note issued to it, each of Chemical and Citibank shall have the same rights and powers under the Loan Documents as any other Lender and may exercise the same as though it were not an Agent; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include each of Chemical and Citibank in its individual capacity. Each of Chemical and Citibank and its affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, the Borrower, any of its Subsidiaries and any Person who may do business with or own securities of the Borrower or any such Subsidiary, all as if it were not an Agent under any Loan Document and without any duty to account therefor to the Lenders.

                   SECTION 7.04.  Lender Credit Decision.  Each Lender
                                  ----------------------
          acknowledges that it has, independently and without reliance upon any Agent or any other Lender and based on the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.
          Each Lender also acknowledges that it will, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

                   SECTION 7.05.  Indemnification.  The Lenders agree to
                                  ---------------
          indemnify each Agent (to the extent not promptly reimbursed by the Borrower), ratably according to the respective principal amounts of the Notes then held by each of them (or if no Notes are at the time outstanding or if any Notes are held by Persons which are not Lenders, ratably according to the respective amounts of their Commitments), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against such Agent in any way relating to or arising out of any Loan Document or any action taken or omitted by such Agent under any Loan Document, provided that no Lender shall be
                                         --------
          liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from any such Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse each Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including counsel fees) incurred by such Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, any Loan Document, to the extent that such Agent is not promptly reimbursed for such expenses by the Borrower.

                   SECTION 7.06.  Successor Agents.  Any Agent may resign
                                  ----------------
          at any time by giving written notice thereof to the Lenders and the Borrower and may be removed at any time with or without cause by the Majority Lenders. Upon any such resignation or removal, the Majority Lenders shall, subject to the approval of the Borrower if no Default has occurred and is continuing on such date (which approval will not be unreasonably withheld), have the right to appoint a successor Agent. If within 30 days after the retiring Agent's giving of notice of resignation or the Majority Lenders' removal of the retiring Agent, no successor Agent shall have (A) been so appointed by the Majority Lenders, (B) if required, been approved by the Borrower, and (C) accepted such appointment, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $50,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under the Loan Documents. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

                   SECTION 7.07.  Exchange of Pledged Debt.  Upon at
                                  ------------------------
          least 30 days' prior written notice from and at the request of the borrower to the Co-Agents, the Collateral Agent, as holder of First Mortgage Bonds constituting the Pledged Debt, shall exchange the Pledged Debt for other bonds or evidences of indebtedness of the Borrower ("Company Securities") (x) in an aggregate principal amount equal to the aggregate principal amount of the Pledged Debt, in such principal amounts and maturing on such dates that upon the stated maturity dates of the Pledged Debt a corresponding principal amount of such Company Securities shall mature, (y) bearing interest at the same interest rate borne from time to time by the Pledged Debt (Company Securities meeting the requirements of the foregoing clauses (x) and (y) being herein called the "Corresponding Securities"); provided however, that prior to or upon such
                        -------- -------
          exchange, each of the following conditions shall have been satisfied:

                   (a) the Corresponding Securities shall be outstanding under a mortgage, deed of trust or other indenture or other similar instrument or agreement (a "Governing Instrument") which (i) has been qualified under the Trust Indenture Act of 1939, as amended or (ii) shall, in the opinion of counsel to the Borrower, meet the requirements for qualification under said Act upon the filing of an appropriate application for such qualification;

                   (b) the trusts created by the Governing Instrument shall be stated therein to be for the equal and proportionate benefit and security of the holders from time to time of all Company Securities outstanding thereunder (including the Corresponding Securities) without any priority of any such Company Security over any other such Company Security so outstanding;

                   (c) the Borrower shall provide the Co-Agents with an opinion of counsel dated the date of exchange, to the effect that (i) the forms and terms of the Corresponding Securities have been duly authorized by the Borrower and have been established in conformity with the Governing Instrument, (ii) the Corresponding Securities, when authenticated and delivered by the trustee under the Governing Instrument in the manner and subject to any conditions specified in such opinion, will have been duly issued under the Governing Instrument and will constitute valid and legally binding obligations of the Borrower entitled to the benefits of the Governing Instrument, and enforceable in accordance with their respective terms (except as limited by bankruptcy, insolvency, moratorium and other laws affecting the enforcement of mortgagees' and other creditors' rights and by general equitable principles) and (iii) all conditions precedent relating to such exchange provided in this Section 7.07 have been complied with;

                   (d) no Event of Default shall have occurred and be continuing hereunder, no "default" (as defined in the FMB Indenture) shall have occurred and be continuing and no "event of default" or other comparable event under the Governing Instrument shall have occurred and be continuing (in each case as certified by the Borrower to the Co-Agents);

                   (e) Moody's and S&P shall have indicated in writing that the Company Securities outstanding or to be outstanding under the Governing Instrument are or will be assigned the same or a better rating as the rating in effect for the First Mortgage Bonds of the Borrower outstanding under the FMB Indenture on the date of exchange; and

                   (f) each Lender and each Co-Agent shall have consented in writing to such exchange and each Lender, the Borrower and the Co-Agents shall have duly executed and delivered documentation satisfactory to such Lenders and the Co-Agents effecting such exchange. Each Lender and each Co-Agent shall consent to such exchange if it otherwise meets the requirements of this Section 7.07 and if, in its sole judgment, the effect thereof would not adversely affect the interests of such Lender under the Loan Documents, taking into consideration all factors then relevant, including, without limitation, the Indebtedness of the Borrower, the value of the collateral and the likelihood of timely payment hereunder.


                                    ARTICLE VIII

                                   MISCELLANEOUS


                   SECTION 8.01.  Amendments, Etc.  No amendment or
                                  ---------------
          waiver of any provision of this Agreement or the Notes, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Majority Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no
                                            --------  -------
          amendment, waiver or consent shall, unless in writing and signed by all the Lenders, do any of the following: (a) waive any of the conditions specified in Article III, (b) increase the Commitments of the Lenders or subject the Lenders to any additional obligations, (c) reduce the principal of, or interest on, the Notes or any fees or other amounts payable hereunder, (d) postpone any date fixed for any payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder, (e) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number of Lenders, which shall be required for the Lenders or any of them to take any action hereunder, (f) amend this Section 8.01, (g) authorize the Collateral Agent to release any of the Pledged Debt otherwise than as specified in
          Section 16 of the Pledge Agreement; and provided further that
                                                  -------- -------
          no amendment, waiver or consent shall, unless in writing and signed by the Co-Agents in addition to the Lenders required above to take such action, affect the rights or duties of any Co-Agent to pay to the Administrative Agent on demand a fee of $2500 for each amendment or waiver of, or consent to any departure from (or series of amendments, waiver and/or consents forming part of a single writing) the provisions of any Loan Documentation executed by the Majority Lenders or (if required hereunder) by all Lenders.

                   SECTION 8.02.  Notices, Etc.  All notices and other
                                  ------------
          communications provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered, if to the Borrower, at its address at Alvarado Square, Mail Stop 2704, Albuquerque, New Mexico 87158,
          Attention: Corporate Treasury Management; if to any Bank, at its Domestic Lending Office specified opposite its name on
          Schedule I hereto; if to any other Lender, at its Domestic Lending Office specified in the Assignment and Acceptance pursuant to which it became a Lender; if to Chemical, as Co-Agent, at its address at 270 Park Avenue, New York, New York, 10017, Attention: Utilities Group; and if to Citibank, as Co-Agent or as Collateral Agent, at its address at 399 Park Avenue, New York, NY 10043, Attention: Utilities Department; or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties. Unless otherwise specifically provided herein, all such notices and communications shall, when mailed, telecopied, telegraphed, telexed or cabled, be effective when deposited in the mails, telecopied, delivered to the telegraph company, confirmed by telex answerback or delivered to the cable company, respectively, except that notices and communications to the Administrative Agent pursuant to Article II or VII shall not be effective until received by the Administrative Agent.

                   SECTION 8.03.  No Waiver; Remedies.  No failure on the
                                  -------------------
          part of any Lender or any Agent to exercise, and no delay in exercising, any right under any Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                   SECTION 8.04.  Costs, Expenses and Taxes.  (a)  The
                                  -------------------------
          Borrower agrees to pay on demand (i) all costs and out-of-pocket expenses of the Agents in connection with the syndication, preparation, execution, delivery, administration, modification and amendment of the Loan Documents and the other documents to be delivered under the Loan Documents, including, without limitation, (A) all due diligence, transportation, computer, duplication, appraisal, audit, insurance, consultant, search, filing and recording fees and expenses and (B) the reasonable fees and out-of-pocket expenses of counsel for the Agents with respect thereto and with respect to advising the Agents as to their rights and responsibilities, or the perfection, protection or preservation of rights or interests under the Loan Documents, and with respect to negotiations with the Borrower regarding any Default or event or circumstance that may give rise to any Default, and (ii) all costs and expenses of the Agents and the Lenders, if any (including, without limitation, reasonable counsel fees and expenses, which may include, without limitation, the reasonable allocated costs and expenses of in-house counsel; provided, however, that the fees of in-house
                            --------  -------
          counsel shall not be reimbursable to the extent they are duplicative or redundant of those of outside counsel), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of the Loan Documents and the other documents to be delivered under the Loan Documents, including, without limitation, reasonable counsel fees and expenses in connection with the enforcement of rights under this Section 8.04(a).

                   (b) If any payment of principal of, or Rollover of, any Adjusted CD Rate Advance or Eurodollar Rate Advance is made other than on the last day of an Interest Period relating to such Advance, as a result of a payment or Rollover pursuant to
          Section 2.12 or acceleration of the maturity of the Notes pursuant to Section 6.01 or for any other reason, the Borrower shall, upon demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses which it may reasonably incur as a result of such payment or Rollover, including, without limitation, any loss (including loss of anticipated profits), costs or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such lender to fund or maintain such Advance.

                   SECTION 8.05.  Right of Set-off.  Upon (i) the
                                  ----------------
          occurrence and during the continuance of any Event of Default and (ii) the making of the request or the granting of the consent by the Majority Lenders specified by Section 6.01 to authorize the Administrative Agent to declare the Notes due and payable pursuant to the provisions of Section 6.01, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under any Loan Document, whether or not such Lender shall have made any demand under this Agreement or such Note and although such obligations may be unmatured. Each Lender agrees promptly to notify the Borrower after any such set-off and application made by such Lender, provided that the failure to
                                           --------
          give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Lender may have.

                   SECTION 8.06.  Binding Effect.  This Agreement shall
                                  --------------
          become effective when it shall have been executed by the Borrower and the Co-Agents and when the Administrative Agent shall have been notified by each Lender that such Lender has executed it and thereafter shall be binding upon and inure to the benefit of the Borrower, each Co-Agent and each Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lenders.

                   SECTION 8.07.  Assignments and Participations.  (a)
                                  ------------------------------
          Each Lender, with the consent of the Borrower (which consent shall not be unreasonably withheld), may assign to one or more banks or other entities all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Advances owing to it and the Note or Notes held by it): provided,
                                                         --------
          however, that (i) each such assignment shall be of a constant,
          -------
          and not a varying, percentage of all rights and obligations under this Agreement, (ii) except in the case of (A) an assignment to a Person that immediately prior to such assignment was a Lender or (B) an assignment of all of the remaining rights and obligations of such assigning Lender under this Agreement, the amount of the Commitment of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $5,000,000, and shall be an integral multiple thereof, (iii) the assigning Lender shall, immediately following such assignment (unless such assignment is of all the rights and obligations of such assigning Lender under this Agreement, or is made concurrently with another such assignment or other such assignments that in the aggregate constitute all of the rights and obligations of such assigning Lender under this Agreement), retain a Commitment of at least $5,000,000 under this Agreement, (iv) each such assignment shall be to an Eligible Assignee, and (v) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Note or Notes subject to such assignment and a processing and recordation fee (the "Recordation Fee") of $2,500.  Upon such
                                ---------------
          execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance,
          (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (y) the Lender assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

                   (b) By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in
          Section 4.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon any Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Agents to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to each Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

                   (c) The Administrative Agent shall maintain at its address referred to in Section 8.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Advances owing to, each Lender from time to time (the "Register"). The
                                                        --------
          entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agents and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                   (d) Within five Business Days after its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee representing that it is an Eligible Assignee, together with any Note or Notes subject to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit C hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower. Within five Business Days of its receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Agent in exchange for the surrendered Note or Notes a new Note to the order of such Eligible Assignee in an amount equal to the Commitment assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a Commitment hereunder, a new Note to the order of the assigning Lender in an amount equal to the Commitment retained by it hereunder. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit A hereto.

                   (e) Each Lender may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Advances owing to it and the Note or Notes held by it); provided,
                                                         --------
          however, that (i) such Lender's obligations under
          -------
          this Agreement (including, without limitation, its Commitment to the Borrower hereunder) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender shall remain the holder of any such Note for all purposes of this Agreement, and (iv) the Borrower, the Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement; and provided
                                                           --------
          further that no Lender shall give any participant any right to
          -------
          determine or influence such Lender's vote pursuant to Section
          8.01 of this Agreement, except with respect to such matters as are specified in clauses (c), (d) and (f) of such Section 8.01.

                   (f) Each Lender acknowledges that it has obligations regarding preservation of the confidentiality of non-public information regarding the Borrower. Each Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 8.07, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrower furnished to such Lender by or on behalf of the Borrower; provided that,
                                                          --------
          prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any confidential information relating to the Borrower received by it from such Lender.

                   SECTION 8.08.  Governing Law.  This Agreement and the
                                  -------------
          Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

                   SECTION 8.09.  Execution in Counterparts.  This
                                  -------------------------
          Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                          PUBLIC SERVICE COMPANY
                                            OF NEW MEXICO


                                          By [SIGNATURE APPEARS HERE]
                                            ---------------------------------
                                            Title: Treasurer


                                          CHEMICAL BANK,
                                            as Co-Agent


                                          By /s/ Marisa J. Harney
                                            ---------------------------------
                                            Title: Vice President


                                          CITIBANK, N.A.,
                                            as Co-Agent


                                          By /s/ Anita J. Brickell
                                            ---------------------------------
                                            Title: Vice President


                                     THE BANKS
                                     ---------

          Commitment
          ----------

          $14,000,000                     CHEMICAL BANK


                                          By /s/ Marisa J. Harney
                                            ---------------------------------
                                            Title: Vice President


          $14,000,000                     CITIBANK, N.A.


                                          By /s/ Anita J. Brickell
                                            ---------------------------------
                                            Title: Vice President

          $12,000,000                     BANK OF AMERICA NATIONAL
                                            TRUST AND SAVINGS
                                            ASSOCIATION


                                          By /s/ Mark Milner
                                            ---------------------------------
                                            Title: Vice President


          $10,000,000                     THE BANK OF CALIFORNIA, N.A.


                                          By /s/ Rebecca Holden
                                            ---------------------------------
                                            Title: Vice President


          $10,000,000                     CANADIAN IMPERIAL BANK OF
                                            COMMERCE


                                          By /s/ Frederick P. Engler
                                            ---------------------------------
                                             Frederick P. Engler
                                             Title: Vice President

          $10,000,000                     THE CHASE MANHATTAN BANK,
                                            NATIONAL ASSOCIATION


                                          By /s/ Richard W. Cortright, Jr.
                                            ---------------------------------
                                            Title: Vice President


          $10,000,000                     MELLON BANK N.A.


                                          By /s/ A. J. Sabatelle
                                            ---------------------------------
                                            Title: Vice President


          $10,000,000                     MORGAN GUARANTY TRUST COMPANY
                                            OF NEW YORK


                                          By /s/ Sheila O'Connell
                                            ---------------------------------
                                            Title: Managing Director

          $10,000,000                     THE LONG-TERM CREDIT BANK OF
                                            JAPAN LIMITED, Los Angeles
                                            Agency


                                          By /s/ Hiroshi Norizuki
                                            ---------------------------------
                                            Title: Deputy General Manager
                                                   Hiroshi Norizuki


          -------------------
          $100,000,000                    Total of the Commitments

                                  SCHEDULE I
       to the Revolving Credit Agreement, dated as of December 14, 1993, among Public Service Company of New Mexico, as Borrower,
      certain lenders, and Chemical Bank and Citibank, N.A. as Co-Agents





                     PUBLIC SERVICE COMPANY OF NEW MEXICO



          Name of Bank                 Domestic Lending Office          CD Lending Office              Eurodollar Lending Office
          CHEMICAL BANK                270 Park Avenue                  270 Park Avenue                270 Park Avenue
                                       8th Floor                        8th Floor                      8th Floor
                                       New York, NY 10017               New York, NY 10017             New York, NY 10017


          CITIBANK, N.A.               North American Finance Group     North American Finance Group   North American Finance Group
                                       399 Park Avenue                  399 Park Avenue                399 Park Avenue
                                       New York, NY 10043               New York, NY 10043             New York, NY 10043


          BANK OF AMERICA              1850 Gateway Boulevard           1850 Gateway Boulevard            1850 Gateway Boulevard
          NATIONAL TRUST AND           4th Floor, Section 3             4th Floor, Section 3              4th Floor, Section 3
          SAVINGS ASSOCIATION          Concord, PA 94520                Concord, PA 94520                 Concord, PA 94520


          THE BANK OF                   355 South Grand Avenue           355 South Grand Avenue            355 South Grand Avenue
           CALIFORNIA, N.A.             42nd Floor                       42nd Floor                        42nd Floor
                                        Los Angeles, CA 90071            Los Angeles, CA 90071             Los Angeles, CA 90071


          CIBC, INC.                   CIBC - Atlanta                   CIBC - Atlanta                    CIBC - Atlanta
                                        Two Paces West                   Two Paces West                    Two Paces West
                                        2727 Paces Ferry Road            2727 Paces Ferry Road             2727 Paces Ferry Road
                                         Suite 1200                       Suite 1200                        Suite 1200
                                        Atlanta, GA  30339               Atlanta, GA  30339                Atlanta, GA  30339


          THE CHASE MANHATTAN BANK,     One Chase Manhattan Plaza        One Chase Manhattan Plaza         One Chase Manhattan Plaza
           NATIONAL ASSOCIATION         New York, NY 10081               New York, NY 10081                New York, NY 10081

          Name of Bank                   Domestic Lending Office          CD Lending Office             Eurodollar Lending Office

          MELLON BANK N.A.               One Mellon Bank Center           Three Mellon Bank Center      Three Mellon Bank Center
                                         Room 4425                        Mellon Square, Room 2305      Mellon Square, Room 2305
                                         Pittsburgh, PA 15258             Pittsburgh, PA 15258          Pittsburgh, PA 15258


          MORGAN GUARANTY TRUST          60 Wall Street                   60 Wall Street                Nassau Bahamas Office
           COMPANY OF NEW YORK           New York, NY  10260-0060         New York, NY  10260-0060      c/o J.P. Morgan Servics Inc.
                                                                                                        Euro-Loan Servicing Unit-
                                                                                                          Loan Operations
                                                                                                         500 Stanton Christiana Rd,
                                                                                                           3rd Floor
                                                                                                         Newark, DE 19713

          THE LONG-TERM CREDIT BANK OF   444 South Flower Street          444 South Flower Street        444 South Flower Street
           JAPAN LIMITED,                Suite 3700                       Suite 3700                     Suite 3700
          Los Angeles Agency             Los Angeles, CA 90071            Los Angeles, CA 90071          Los Angeles, CA 90071


                                 SCHEDULE II

                             DIRECT SUBSIDIARIES
                             -------------------


DESIGNATED SUBSIDIARIES
- -----------------------
SUNTERRA GAS GATHERING COMPANY
  Authorized shares                    2,000 Common stock par value $1.00/share
  Outstanding shares                      10 Common stock par value $1.00/share

SUNTERRA GAS PROCESSING COMPANY
  Authorized shares                    1,000 Common stock par value $1.00/share
  Outstanding shares                      10 Common stock par value $1.00/share

OTHER DIRECT SUBSIDIARIES
- -------------------------

PARAGON RESOURCES INC.
  Authorized shares                  250,000 Common stock par value $1.00/share
  Outstanding shares                   3,000 Common stock par value $1.00/share

SUNBELT MINING COMPANY, INC.
  Authorized shares                  250,000 Common stock par value $1.00/share
                                         125 Cumulative Preferred par value
                                             $100,000
  Outstanding shares                     250 Common stock par value $1.00/share
                                           0 Cummulative Preferred par value
                                             $100,000

MEADOWS RESOURCES, INC.
  Authorized shares                  250,000 Common stock par value $1.00/share
  Outstanding                            250 Common stock par value $1.00/share

NOTE: With respect to each of the above subsidiaries:
- -----
(1) Percent of outstanding owned by PNM - 100%
(2) Incorporated in the State of New Mexico
(3) There are no options, warrants, rights of conversion or purchase or similar rights outstanding with respect to the shares of capital stock.
(4) There are no liens on outstanding capital stock.

                                SCHEDULE III

                             Electric Franchises
                             -------------------


                       Oper Unit               Franchise
  Operating             Revenue                 Revenue                                        Renewal
    Units                 %                        %             Electric Franchise              Date
- -------------        ------------            ------------   -----------------------------    -----------
Metro                   73.36%                  58.27%       City of Albuquerque                Expired
                                                13.38%       Bernalillo County                 11-30-97
                                                 0.16%       Los Ranchos de Albuquerque        02-08-10
                                                 1.47%       McKinley County                   06-13-03
                                                 0.08%       Village of Tijeras                07-01-01

Sante Fe                11.01%                   8.28%       City of Santa Fe                  11-21-99
                                                 2.73%       Sante Fe County                   12-08-05

Bernalillo               7.12%                   0.74%       City of Bernalillo                05-22-08
                                                 2.87%       City of Rio Rancho                03-21-06
                                                 0.03%       Town of Cochiti Lake              08-03-98
                                                 0.51%       Village of Corrales               06-30-97
                                                 0.02%       Pueblo de Cochiti                 06-30-02
                                                 0.10%       Pueblo de Santo Domingo           11-03-28
                                                 2.84%       Sandoval County                   03-25-99

Valencia                4.05%                    0.78%       Town of Belen                     01-10-14
                                                 0.26%       Village of Bosque Farms           05-06-00
                                                 0.72%       Village of Los Lunas              10-08-11
                                                 2.28%       Valencia County                   04-26-14

Deming                  1.86%                    1.22%       City of Deming                    10-11-12
                                                 0.64%       Luna County                       02-13-99

Las Vegas               1.60%                    1.60%       City of Las Vegas                 07-31-96
                                                 0.00%       San Miguel County                 07-01-99

Clayton                 0.27%                    0.27%       City of Clayton                   02-22-12

All Oper. Units         0.73%                    0.73%       Non-Franchise Areas                  None


Approximate percentage of jurisdictional revenues based on October 1993 billing.

                                 SCHEDULE IV
                      to the Revolving Credit Agreement
                       dated as of December 14, 1993,
                 among Public Service Company of New Mexico,
                        as Borrower, certain Lenders,
                    and Chemical Bank and Citibank, N.A.
                                as Co-Agents


                                 ERISA PLANS
                                 -----------


Employee Retirement Plan

Employee Stock Ownership Plan

Master Employee Savings Plan

Master Employee Savings Plan for Collective  Bargaining Employees

Group Term Life Insurance Plan (contract)

Long Term Disability Plan (contract)

Special Accidental Death and Dismemberment Plan (contract)

Health and Dental Plan

Service Term Life Insurance Plan (contract)

Management Life Insurance Plan (contract)

PNM Non-Union Severance Plan

Educational Reimbursement Plan (no plan document required)

Employee Retention Plan

Optional Medical Plans (contract)

Benefits My Way

Dependent Life Insurance (contract)

Voluntary Term Life (contract)

Voluntary AD&D (contract)

Sunterra Processing Severance

Sunterra Gathering Severance

Sunterra Processing Employee Option Program

Sunterra Gathering Employee Option Program

Meadows Severance

PNM Employee Assistance Program

PNM Employee Option Program

PNM Non-Union Voluntary Separation Program

Sunterra Gas Gathering Non-Union Voluntary Separation Program

Sunterra Gas Processing Non-Union Voluntary Separation Program

Introductory Employees Non-Union Severance Pay Plan

PNM Gas Asset Retention Plan

Sunterra Gas Gathering Gas Asset Retention Plan

Sunterra Gas Processing Gas Asset Retention Plan

OBRA '93 Retirement Plan

PNM Section 415 Plan (final approval is pending)

                               EXECUTIVE PLANS

Accelerated Management Performance Plan

Executive Medical

Executive Retention

Service Bonus Plan

Directors' Restricted Stock Retainer Plan

Asset Sales Incentive Plan

Performance Stock Plan

                                 SCHEDULE V
                      to the Revolving Credit Agreement
                       dated as of December 14, 1993,
                 among Public Service Company of New Mexico,
                        as Borrower, certain Lenders,
                    and Chemical Bank and Citibank, N.A.
                                as Co-Agents


                         ENVIRONMENTAL LAW LIABILITY
                         ---------------------------


                                    None.

                                 SCHEDULE VI


                               MATERIAL LEASES



Description                                                    Expiration                     Annual Rent
Palo Verde Unit 1

Facility Lease dated as of December 16, 1985,                  1/15/2015                      $ 5,580,122.34
between PNM and The First National Bank of
Boston ("FNB") as Owner Trustee under a Trust
Agreement dated as of December 16, 1985, with
MFS Leasing Corp. ("MFS"), as owner
Participant, as amended.

Facility Lease dated as of December 16, 1985,                  1/15/2015                      $ 9,407,079.98
between PNM and FNB, as owner Trustee under
a Trust Agreement dated as of December 16,
1985, with PNM (successor-in-interest to DBP
Corp., successor-in-interest to Burnham Leasing
Corporation ("Burnham")) as Owner Participant,
as amended.

Facility Lease dated as of December 16, 1985,                  1/15/2015                      $15,693,862.76
between PNM and FNB, as Owner Trustee under
a Trust Agreement dated as of December 16,
1985, with Chrysler Financial Corporation, as
Owner Participant, as amended.

Facility Lease dated as of December 15, 1986,                  1/15/2015                      $ 4,757,769.00
between PNM and FNB, as Owner Trustee under
a Trust Agreement dated as of December 15,
1986, with Palo Verde 1--PNM December 75
Corporation (successor-in-interest to Chase
Manhattan Realty Leasing Corporation
("Chase")), as Owner Participant, (Unit 1), as
amended.

Facility Lease dated as of July 31, 1986 between               1/15/2015                      $ 6,974,313.00
PNM and FNB, as Owner Trustee under a Trust
Agreement dated as of July 31, 1986, with Palo
Verde 1--PNM August 50 Corporation (successor-
in-interest to Chase), as Owner Participant, as
amended.

                        Total -- Unit 1                                                       $42,413,147.04


                                 Schedule VI
                             to Credit Agreement
                                   Page 2

Palo Verde Unit
Facility Lease dated as of August 12, 1986,                    1/15/2016                      $ 5,742,060.00
between PNM and FNB, as Owner Trustee under
a Trust Agreement dated as  of August 12, 1968,
with MFS, as Owner Participant, as amended.

Facility Lease dated as of August 12, 1986,                    1/15/2016                      $ 8,839,122.60
between PNM and FNB, as Owner Trustee under
a Trust Agreement dated as of August 12, 1986
with PNM (successor-in-interest to DBP Corp.,
successor-in-interest to Burnham), as Owner
Participant, as amended.

Facility Lease dated as of August 12, 1986,                    1/15/2016                      $ 9,958,476.04
between PNM and FNB, as Owner Trustee under
a Trust Agreement dated as of August 12, 1986
with CGI Capital, Inc., as Owner Participant, as
amended.

Facility Lease dated as of August 12, 1986,                    1/15/2016                      $ 9,569,653.00
between PNM and FNB, as Owner Trustee under
a Trust Agreement dated as of August 12, 1986
with Palo Verde Leasing Corporation (successor-
in-interest to First Chicago Lease Holdings, Inc.),
as Owner Participant, as amended.

Facility Lease dated as of August 12, 1986,                    1/15/2016                      $ 4,743,012.00
between PNM and FNB, as Owner Trustee under
a Trust Agreement dated as of August 12, 1986
with MFS (successor-in-interest to Beneficial
Leasing Group, Inc.), as Owner Participant, as
amended.

Facility Lease dated as of December 15, 1986                   1/15/2016                      $ 3,272,560.40
between PNM and FNB, as Owner Trustee under
a Trust Agreement dated as of December 15,
1986 with PV 2-PNM December 35 Corporation
(successor-in-interest to Chase), as Owner
Participant, as amended.


                        Total - Unit 2                                                        $42,124,884.04


                                 Schedule VI
                             to Credit Agreement
                                   Page 3

Eastern Interconnection Project (EIP)
Amended and Restated Lease dated as of        4/1/2015     $ 4,009,766.52*
September 1, 1993, between PNM, as Lessee,                 $ 4,487,119.68
and FNB, as Owner Trustee under a Trust
Agreement dated as of January 2, 1985, with
DCC Project Finance Two, Inc., as Lessor.

Amended and Restated Lease dated as of        4/1/2015     $ 2,675,739.30*
September 1, 1993, between PNM, as Lessee,                 $ 2,844,913.50
and FNB, as Owner Trustee under a Trust
Agreement dated as of January 2, 1985, with
General Foods Credit Corporation, Lessor.

                                                           $ 6,685,505.82*
                     Total - EIP                           $ 7,332,033.18


                                                           * 1994 only

                                SCHEDULE VII

                                INDEBTEDNESS

All First Mortgage Bonds and Pollution Control Bonds are publicly held unless noted otherwise.



                                                                                   OUTSTANDING
   NAME OF ISSUE                 SERIES                      MATURITY           as of 10/31/93
- ----------------------------------------------------------------------------------------------
  FIRST MORTGAGE BONDS           5 1/8%                       9-15-2001           $15,400,000
  FIRST MORTGAGE BONDS           5 7/8%                        5-1-1997            15,551,000
  FIRST MORTGAGE BONDS           7 1/4%                        4-1-1999            11,980,000
  FIRST MORTGAGE BONDS           7 1/2%                       6-15-2002            16,377,000
  FIRST MORTGAGE BONDS           9 1/8%                       3-15-2005            21,366,000
  FIRST MORTGAGE BONDS           8 1/8%                       6-15-2007            26,330,000
  FIRST MORTGAGE BONDS           9.0%                          5-1-2008            57,386,000
* FIRST MORTGAGE BONDS           10 1/8%                      10-1-2004            45,000,000
  POLLUTION CONTROL BONDS        6.0% SEC'D FMB                3-1-2008           125,000,000
  POLLUTION CONTROL BONDS        6 1/2% SEC'D FMB              9-1-2004            35,000,000
  POLLUTION CONTROL BONDS        6 1/2% SEC'D FMB              9-1-2009            95,000,000
  POLLUTION CONTROL BONDS        5.9% SEC'D FMB                4-1-2007            77,045,000
  POLLUTION CONTROL BONDS        7 3/4% SEC'D FMB             11-1-2009            23,000,000
# POLLUTION CONTROL BONDS        VAR. RATE SEC'D FMB          11-1-2022            37,300,000
  POLLUTION CONTROL BONDS        6 3/8% SEC'D FMB            12-15-2022            46,000,000
  POLLUTION CONTROL BONDS        6 3/8% SEC'D FMB            08-15-2023            36,000,000
  POLLUTION CONTROL BONDS        6.40% SEC'D FMB             08-15-2023           100,000,000


  OTHER LONG-TERM DEBT
    CAPITAL LEASE -- Security Trust Land                        12-1993               114,000
@   PV Lease Oblig. Bonds                                                         137,164,000
    Asset Securitization -- Take-Or-Pay Receivables           Variable             58,362,497
                                                                                 ------------
                                                        TOTAL INDEBTEDNESS       $980,375,497
                                                                                 ------------

* Private Placement (refer to Schedule VII, page 2 for listing of bondholders.) # Supported by Letter of Credit with Canadian Imperial Bank of Commerce.
@ Recorded on PNM's books as a result of the purchase of Drexel's beneficial interests in Palo Verde Units 1 and 2.


First Mortgage Bonds Outstanding as Collateral Under the Revolving Credit
Agreement:

                                              13 1/8%        $41,859,900
                                                15 %          58,140,100
                                                         ---------------
                                                 Total      $100,000,000
                                                         ===============

                                SCHEDULE VII
                           to the Credit Agreement
                                   Page 2

Owners of Private Issue First Mortgage Bonds 10 1/8% due 10/1/04
- ----------------------------------------------------------------

American United Life
Great West Life & Annuity Insurance Company
Kentucky Central Life Insurance Company
Metropolitan Life Insurance Company
Security Mutual Life Insurance Company of New York
State Farm Life Insurance Company
The Columbus Mutual Life Insurance Company
Indianapolis Life Insurance Company
Liberty Life Insurance Company
R J Thomas & Company
Shearson Lehman Brothers, Inc.
UMBTRU & Co.
Daly & Co.
Cust & Co.
Liberty Life Insurance Company
Salkeld & Co.
The State Compensation Insurance Fund of California
United Benefit Life Insurance Company
United Fidelity Life Insurance Company
Variable Annuity Life Insurance Company
Woodmen Accident and Life Company

                                SCHEDULE VIII

                CALCULATION OF CAPITALIZED LEASE OBLIGATIONS


                E.I.P. (Discount rate==>12.85%                      P.V.N.G.S. (Discount rate==>10.00%            EIP & PVNGS
        ----------------------------------------------      ------------------------------------------------      CAPITALIZED  EOY
YEAR    PAYMENT     INTEREST    PRINCIPAL    EOY BALANCE   PAYMENT      INTEREST     PRINCIPAL    EOY BALANCE   LEASE PAYMENTS  YEAR
- ----     -----       ------      -------       -------      ------        -----       -------       -------       ---------    ----
1993                                          $52,236,276                                           $579,920,816  $632,157,094  1993
1994    $6,665,505   $6,712,362     ($26,857) $52,253,135    $66,130,886  $57,992,082   $8,138,804  $571,782,012  $624,045,146  1994
1995    $7,332,032   $6,715,813     $616,219  $51,646,916    $66,130,886  $57,178,201   $8,952,685  $582,829,327  $614,476,242  1995
1996    $7,332,032   $6,636,829     $695,403  $50,951,512    $66,130,886  $56,282,933   $9,847,953  $552,981,373  $603,932,666  1996
1997    $7,332,032   $6,547,269     $784,763  $50,166,749    $66,130,886  $55,298,137  $10,632,749  $542,148,625  $592,315,374  1997
1998    $7,332,032   $6,446,427     $885,605  $49,281,145    $66,130,886  $54,214,862  $11,918,024  $530,232,601  $579,513,746  1998
1999    $7,332,032   $6,332,627     $999,405  $48,281,740    $66,130,886  $53,023,260  $13,107,626  $517,124,975  $565,406,715  1999
2000    $7,332,032   $6,204,204   $1,127,628  $47,153,911    $66,130,886  $51,712,498  $14,418,388  $502,706,587  $549,860,496  2000
2001    $7,332,032   $6,059,276   $1,272,754  $45,881,157    $66,130,886  $50,270,859  $15,850,227  $488,846,360  $532,727,517  2001
2002    $7,332,032   $5,895,729   $1,436,303  $44,444,554    $66,130,886  $48,684,636  $17,446,250  $469,400,110  $513,844,963  2002
2003    $7,332,032   $5,711,164   $1,520,868  $42,823,986    $66,130,886  $46,940,011  $19,190,875  $450,209,235  $493,033,220  2003
2004    $7,332,032   $5,502,882   $1,829,150  $40,994,536    $66,130,886  $45,020,923  $21,109,963  $429,099,272  $470,094,108  2004
2005    $7,332,032   $5,267,636   $2,064,196  $35,930,840    $66,130,886  $42,909,927  $23,220,959  $405,878,313  $444,808,953  2005
2006    $7,332,032   $5,002,587   $2,329,445  $36,601,195    $66,130,886  $40,587,631  $25,543,055  $380,335,259  $418,936,454  2006
2007    $7,332,032   $4,703,254   $2,626,778  $33,972,417    $66,130,886  $38,033,526  $26,097,360  $352,237,595  $388,210,315  2007
2008    $7,332,032   $4,365,458   $2,966,576  $31,005,840    $66,130,886  $35,223,790  $30,907,096  $321,330,602  $352,336,643  2008
2009    $7,332,032   $3,984,250   $3,347,762  $27,655,059    $66,130,886  $32,133,080  $33,997,806  $287,332,996  $314,991,055  2009
2010    $7,332,032   $3,554,061   $3,777,971  $23,880,088    $66,130,886  $28,733,300  $37,397,588  $249,935,410  $273,815,498  2010
2011    $7,332,032   $3,068,591   $4,263,441  $19,618,647    $66,130,886  $24,993,541  $41,137,345  $208,798,065  $228,414,712  2011
2012    $7,332,032   $2,520,739   $4,811,293  $14,805,354    $66,130,886  $20,879,607  $45,251,079  $163,540,985  $178,352,339  2012
2013    $7,332,032   $1,902,488   $5,429,544   $9,375,810    $66,130,886  $16,354,699  $49,776,187  $113,770,798  $123,146,508  2013
2014    $7,332,032   $1,204,792   $6,127,240   $3,248,589    $66,130,886  $11,377,080  $54,753,808   $59,016,992   $62,265,561  2014
2015    $3,666,016     $417,441   $3,248,575          ($5)   $49,786,798   $5,901,699  $43,687,099   $15,129,893   $15,129,888  2015
2016                                                         $16,642,882   $1,512,989  $15,129,893            $0                2016
     ---------------------------------------------------------------------------------------------------------------
      $156,992,161 $104,755,876  $52,236,283           $0 $1,438,537,404 $873,746,461 $584,790,923            $0
     ===============================================================================================================
TRH11/24/93 (Revised for EIP Refunding)

                                 SCHEDULE IX


                           ALTERNATIVE INDEPENDANT
                                 ACCOUNTANTS
                                 -----------


Price Waterhouse & Co.
Ernst & Young
Coopers & Lybrand
Deloitte & Touche
KPMG Peat Marwick

                                                                     EXHIBIT A
                                                                     ---------


                               PROMISSORY NOTE

U.S. $_______________                               Dated:_________, 1993

     FOR VALUE RECEIVED, the undersigned, PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation (the "Borrower"), HEREBY PROMISES TO PAY to
                                       --------
the order of __________________ (the "Lender") for the account of its
                                      ------
Applicable Lending Office (as defined in the Credit Agreement referred to below) the principal sum of U.S.$[amount of the Lender's Commitment in figures] or, if less, the aggregate principal amount of the Advances (as defined below) made by the Lender to the Borrower pursuant to the Credit Agreement outstanding on the [applicable Termination Date (as defined in the Credit Agreement)] in the manner set forth in the Credit Agreement.

     The Borrower promises to pay interest on the unpaid principal amount of each Advance from the date of such Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

     Both principal and interest are payable in lawful money of the United States of America to Chemical Bank, as Administrative Agent, at 270 Park Avenue, New York, New York, 10017, Attention: Utilities Group, in same day funds. Each Advance made by the Lender to the Borrower pursuant to the Credit Agreement, and all payments made on account of the principal amount thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Promissory Note.

     This Promissory Note is one of the Notes referred to in, and is entitled to the benefits of, the Revolving Credit Agreement dated as of December 14, 1993 (the "Credit Agreement") among the Borrower, the Lender and certain other
      ----------------
lenders parties thereto, and Chemical Bank and Citibank, N.A., as Co-Agents for the Lender and such other lenders, and the Pledge Agreement referred to therein and entered into pursuant thereto. The Credit Agreement, among other things,
(i) provides for the making of advances (the "Advances" by the Lender to the
                                              --------
Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Advance being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

                                               PUBLIC SERVICE COMPANY
                                                 OF NEW MEXICO



                                               By
                                                 ----------------------------
                                                  Title:

                     ADVANCES AND PAYMENTS OF PRINCIPAL


- --------------------------------------------------------------------------------
                         Amount of
            Amount of    Principal Paid      Unpaid Principal       Notation
Date        Advance      or Prepaid               Balance           Made By
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------



                        NOTICE OF BORROWING/ROLLOVER


Chemical Bank, as
  Administrative Agent
  for the Lenders parties
  to the Credit Agreement
  referred to below
270 Park Avenue
New York, New York  10017                        _________________, 19__

           Attention:  Utilities Group

Ladies and Gentlemen:

        The undersigned, PUBLIC SERVICE COMPANY OF NEW MEXICO, refers to the Revolving Credit Agreement, dated as of December 14, 1993 (the "Credit
                                                                ------
Agreement", the terms defined therein being used herein as therein defined),
- ---------
among the undersigned, certain Lenders parties thereto and Chemical Bank and Citibank, N.A., as Co-Agents for said Lenders, and thereby gives you notice, irrevocably, pursuant to (check one)

                   [ ]  Section 2.02
                        (check this item if no currently
                        outstanding Advances are being Rolled Over but a Borrowing of new funds is requested)

                   [ ]  Section 2.02 and Section 2.09
                        (check this item if currently outstanding
                        Advances are being Rolled Over and a
                        Borrowing of new funds is requested to
                        occur on the same date)

                   [ ]  Section 2.09
                        (check this item if currently outstanding
                        Advances are being Rolled Over but no
                        Borrowing of new funds is requested)

of the Credit Agreement that the undersigned hereby requests (check one)

                   [ ]  a Borrowing
                   [ ]  a Borrowing and a Rollover
                   [ ]  a Rollover

as follows:

                                A.  Borrowing
                                -------------

     (fill in the information in this paragraph A only if a Borrowing but no Rollover is requested; otherwise, delete this paragraph A)


     (i) The Business Day of the proposed Borrowing is __________, 19__. (Insert a date that is (1) no less than 3 Business Days following the date of this certificate, if the proposed Borrowing is to consist of Eurodollar Rate Advances, (2) no less than 2 Business Days following the date of this certificate, if the proposed Borrowing is to consist of Adjusted CD Rate Advances, or (3) the date of this certificate or a subsequent Business Day, if the proposed Borrowing is to consist of Base Rate Advances.)

     (ii) The Type of Advances comprising the proposed Borrowing is (check one):

           [ ]  Adjusted CD Rate Advances
           [ ]  Base Rate Advances
           [ ]  Eurodollar Rate Advances

     (iii) The aggregate amount of the proposed Borrowing is $________. (If Base Rate Advances are requested, insert a minimum of $3,000,000 or a multiple of $1,000,000 in excess thereof; if Adjusted CD Rate Advances or Eurodollar Rate Advances are requested, insert a minimum of $10,000,000 or a multiple of $1,000,000 in excess thereof.)

     (iv) The initial Interest Period for each Advance made as part of the proposed Borrowing is

           __ days (fill in a number up to 90 days if Base Rate Advances were chosen, or 30, 60 or 90 days, if Adjusted CD Rate Advances were chosen; otherwise, delete this subparagraph)

           __ months (fill in 1, 2 or 3 months, if Eurodollar Rate Advances were chosen; otherwise, delete this subparagraph)

                         B.  Borrowing and Rollover
                         --------------------------


     (fill in the information in this paragraph B only if both a Borrowing and a Rollover are requested to occur on the same date; otherwise, delete this paragraph B)

     (i) The Business Day of the proposed Borrowing and Rollover is ______________, 19__ (the "R&B Date"). (Insert a date that is (1) no less
                           --------
than 3 Business Days following the date of this certificate, if the proposed Borrowing is to consist of, or the Rollover will be into Eurodollar Rate Advances, (2) no less than 2 Business Days following the date of this certificate, if the proposed Borrowing is to consist of, or the Rollover will be into, Adjusted CD Rate ADvances but neither the Borrowing nor the Rollover will consist of or be into Eurodollar Rate Advances, or (3) the date of this certificate or a subsequent Business Day, if the proposed Borrowing is to consist of, or the Rollover will be into, Base Rate Advances, but neither the Borrowing nor the Rollover will consist of or be into Eurodollar Rate Advances or Adjusted CD Rate Advances.)

     (ii) The Type of Advances comprising the proposed Borrowing is (check one):

           [ ]  Adjusted CD Rate Advances
           [ ]  Base Rate Advances
           [ ]  Eurodollar Rate Advances

     (iii) The aggregate amount of the proposed Borrowing is $___________. (If Base Rate Advances are requested, insert a minimum of $3,000,000 or a multiple of $1,000,000 in excess thereof; if Adjusted CD Rate Advances or Eurodollar Rate Advances are requested, insert a minimum of $10,000,000 or a multiple of $1,000,000 in excess thereof. The amount inserted should not, in any event, be less than an amount equal to the difference between the amount of (1) the Relevant Advances specified in clause (v) below and (2) the Rolled Over Advances specified in clause (vii) below.)

     (iv) The initial Interest Period for each Advance made as part of the proposed Borrowing is

           __ days (fill in a number up to 90 days if Base Rate Advances were chosen or 30, 60 or 90 days, if Adjusted CD Rate Advances were chosen; otherwise, delete this subparagraph)

           __ months (fill in 1, 2 or 3 months, if Eurodollar Rate Advances were chosen; otherwise, delete this subparagraph)

     (v)    The Advances the be Rolled Over (the "Relevant Advances") comprise
                                                  -------- --------
the Borrowing originally made on ______________, 19__, which currently consists of (check one):

            [ ] Adjusted CD Rate Advances
            [ ] Base Rate Advances
            [ ] Eurodollar Rate Advances.

     (vi)   The R&B Date specified in clause (i) above is (check one)

            [ ] the last day of the current Interest Period for the Relevant
                Advances.

            [ ] not the last day of the current Interest Period for the
                Relevant Advances, because (check one)

                                            [ ] this proposed Rollover is
                                                pursuant to Section 2.12 of
                                                the Credit Agreement.

                                            [ ] the Relevant Advances are
                                                Base Rate Advances.

     (vii) The amount of the Relevant Advances to remain outstanding upon being Rolled Over is $______________ (such remaining Advances being the "Rolled Over
                                                                   -----------
Advances").  (Insert an amount that is not less than $3,000,000 or a multiple
- --------
of $1,000,000 in excess thereof, if such Rolled Over Advances are to be Base Rate Advances, and that is not less than $10,000,000 or a multiple of $1,000,000 in excess thereof, if such Rolled Over Advances are to be Adjusted
CD Rate Advances or Eurodollar Rate Advances.)

     (viii) The Rolled Over Advances are to be (check one):

            [ ] Adjusted CD Rate Advances.
            [ ] Base Rate Advances.
            [ ] Eurodollar Rate Advances.

     (ix)  The duration of the Interest Period for the Rolled Over Advances is

           __ days (fill in a number up to 90 days if Base Rate Advances were chosen or 30, 60 or 90 days, if Adjusted CD Rate Advances were chosen; otherwise, delete this subparagraph).

           __ months (fill in 1, 2 or 3 months, if Eurodollar Rate Advances were chosen; otherwise, delete this subparagraph).

Such Interest Period is to begin on the R&B Date.

                                C.  Rollover
                                ------------

     (fill in the information in this paragraph C only if a Rollover but no Borrowing is requested; otherwise, delete this paragraph C)


     (i) The Business Day of the proposed rollover is ____________, 19__ (the "Rollover Date"). (Insert a date that is (1) no less than 3 Business Days
 -------------
following the date of this certificate, if the proposed Rollover will be into Eurodollar Rate Advances, (2) no less than 2 Business Days following the date of this certificate, if the proposed Rollover will be into Adjusted CD Rate Advances, or (3) the date of this certificate or a subsequent Business Day, if the proposed Rollover will be into Base Rate Advances.)

     (ii)  The Advances to be Rolled Over (the "Relevant Advances") comprise
                                                -----------------
the Borrowing originally made on ____________, 19__, which consists of (check one):


               [ ]  Adjusted CD Rate Advances.
               [ ]  Base Rate Advances.
               [ ]  Eurodollar Rate Advances.

   (iii) The Rollover Date specified in clause (i) above is (check one)

         [ ] the last day of the current Interest Period for the Relevant Advances.

         [ ] not the last day of the current Interest Period for the Relevant Advances, because (check one)
                                            [ ] this proposed Rollover is
                                            pursuant to Section 2.12 of the
                                            Credit Agreement.

                                            [ ] the Relevant Advances are
                                            Base Rate Advances.


   (iv) The amount of the Relevant Advances to remain outstanding upon being Rolled Over is $__________________ (such remaining Advances being the "Rolled
                                                                       ------
Over Advances"). (Insert an amount that is not less than $3,000,000 or a
- -------------
multiple of $1,000,000 in excess thereof, if such Rolled Over Advances are to be Base Rate Advances, and that is not less than $10,000,000 or a multiple of $1,000,000 in excess thereof, if such Rolled Over Advances are to be Adjusted CD Rate Advances or Eurodollar Rate Advances.)

   (v) The Rolled Over Advances are to be (check one)

         [ ] Adjusted CD Rate Advances.
         [ ] Base Rate Advances.
         [ ] Eurodollar Rate Advances.

   (vi) The duration of the Interest Period for the Rolled Over Advances is

         ___ days (fill in a number up to 90 days if Base Rate Advances were chosen or 30, 60 or 90 days, if Adjusted CD Rate Advances were chosen; otherwise, delete this subparagraph)

         ___ months (fill in 1, 2 or 3 months, if Eurodollar Rate Advances were chosen; otherwise, delete this subparagraph)

Such Interest Period is to begin on the R&B Date.

        (vii) On the Rollover Date, the undersigned will prepay a portion of the Relevant Advances in an amount equal to the excess, if any, of the Relevant Advances over the Rolled Over Advances, together with accrued interest thereon.

                                      ***



        The undersigned hereby certifies that the following statements are true on the date hereof, and will (unless, in the case of any Rollover of Advances, the undersigned shall have otherwise notified the Administrative Agent in writing on the Rollover Date by the time specified in Section 2.09(a) of the Credit Agreement) be true on (check the applicable provision)

          [ ] the date of the proposed Borrowing:
          [ ] the R&B Date:
          [ ] the Rollover Date:

        (A) the representations and warranties contained in Section 4.01 of the Credit Agreement and Section 4 of the Pledge Agreement are correct, before and after giving effect to the proposed Borrowing and to the application of the proceeds therefrom, as though made on and as of such date; and

        (B) no event has occurred and is continuing, or would result from such proposed Borrowing or from the application of the proceeds therefrom, which constitutes a Default.

                                               Very truly yours,

                                               PUBLIC SERVICE COMPANY
                                                 OF NEW MEXICO


                                               By
                                                 -------------------------

                                                 Title:

                          ASSIGNMENT AND ACCEPTANCE

                          Dated ____________, 19__


     Reference is made to the Revolving Credit Agreement dated as of December 14, 1993 (the "Credit Agreement") among PUBLIC SERVICE COMPANY OF NEW MEXICO,
               ----------------
a New Mexico corporation (the "Borrower"), the Lenders (as defined in the
                               --------
Credit Agreement) and CHEMICAL BANK AND CITIBANK, N.A., as Co-Agents for the Lenders (the "Co-Agents"). Terms defined in the Credit Agreement are used
             ---------
herein with the same meaning.

     __________________ (the "Assignor") and ___________________ (the
                              --------
"Assignee") agree as follows:
 --------


     1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the date hereof which represents the percentage interest specified on
Schedule 1 of all outstanding rights and obligations under the Credit Agreement, including, without limitation, such interest in the Assignor's Commitment, the Advances owing to the Assignor, and the Note(s) held by the Assignor. After giving effect to such sale and assignment, the Assignee's Commitment and the amount of the Advances owing to the Assignee will be set forth in Section 2 of Schedule 1.

     2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant hereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto; and (iv) attaches the Note[s] referred to in paragraph 1 above and requests that the Administrative Agent exchange such

Note[s] for a new Note payable to the order of the Assignee in an amount equal to the Commitment assumed by the Assignee pursuant hereto or new Notes payable to the order of the Assignee in an amount equal to the Commitment assumed by the Assignee pursuant hereto and the Assignor in an amount equal to the Commitment retained by the Assignor under the Credit Agreement, respectively, as specified on Schedule I hereto.

      3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in
Section 4.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon any Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is an Eligible Assignee;
(iv) appoints and authorizes _____________ and ___________________ to take such action as agents on its behalf and to exercise such powers under the Loan Documents as are delegated to _______________ and _______________, respectively, by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; [and] (vi) specifies as its CD Lending Office, Domestic Lending Office (and address for notices) and Eurodollar Lending Office the offices set forth beneath its name on the signature pages hereof [and (vii) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement and the Notes or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty].*

      4. Following the execution of this Assignment and Acceptance by the Assignor and the Assignee, it will be delivered to the Administrative Agent for acceptance and

______________________
* If the Assignee is organized under the laws of a jurisdiction outside the United States.

recording by the Administrative Agent. The effective date of this Assignment and Acceptance shall be the date of acceptance thereof by the Administrative Agent, or such later date as is specified on Schedule 1 hereto (the "Effective
                                                                     ---------
Date").
- ----

     5. Upon such acceptance and recording by the Administrative Agent, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

     6. Upon such acceptance and recording by the Administrative Agent, from and after the Effective Date, the Administrative Agent shall make all payments under the Credit Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Notes for periods prior to the Effective Date directly between themselves.

     7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed by their respective officers thereunto duly authorized, as of the date first above written, such execution being made on
Schedule 1 hereto.

                                 Schedule 1
                                     to
                          Assignment and Acceptance
                             Dated ______, 19__


Section 1.
- ---------

    Percentage Interest:
 ________%

Section 2.
- ---------

    Assignee's Commitment:
 $________

    Aggregate Outstanding Principal
      Amount of Advances owing to the Assignee:
 $________

    A Note payable to the order of the Assignee
                     Dated:     ___________, 19__
                              Principal amount:
_________

    A Note payable to the order of the Assignor
                     Dated:     ___________, 19__
                              Principal amount:
_________

Section 3.
- ---------

    Effective Date*;
________, 19__

                                       [NAME OF ASSIGNOR]


                                       By:
                                          ----------------------------
                                           Title:


___________________________
* This date should be no earlier than the date of acceptance by the Administrative Agent.

                                            [NAME OF ASSIGNEE]

                                            By:
                                                -------------------------
                                                Title:

                                            CD Lending Office:
                                              [Address]

                                            Domestic Lending Office (and
                                              address for notices):
                                              [Address]

                                            Eurodollar Lending Office:
                                              [Address]



Accepted this _______ day
of ________________, 19__

CHEMICAL BANK,
as Administrative Agent

By:
   -----------------------
   Title:

        PLEDGE AGREEMENT dated as of December 14, 1993, made by PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation (the "Borrower" or the
                                                      --------
"Pledgor"), to CITIBANK, N.A. ("Citibank") as collateral agent (the "Collateral
 -------                        --------                             ----------
Agent") for the lenders (the "Lenders") parties to the Credit Agreement (as
- -----                         -------
hereinafter defined).


        PRELIMINARY STATEMENTS:

        (1) The Lenders, and Citibank and Chemical Bank as Co-Agents for the Lenders have entered into a Revolving Credit Agreement dated as of December 14, 1993 (said Agreement, as it may hereafter be amended or otherwise modified from time to time, being the "Credit Agreement", the terms defined therin and not
                         ----------------
otherwise defined herein being used herein as therein defined) with the
Borrower.
        (2)  The Pledgor is the owner of the indebtedness (the "Pledged Debt")
                                                                ------------
described in Schedule I hereto and issued by the Pledgor pursuant to the Supplemental Indentures.

        (3) It is a condition precedent to the making of Advances by the Lenders under the Credit Agreement that the Pledgor shall have made the pledge contemplated by this Agreement.

        NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Advances under the Credit Agreement, the Pledgor hereby agrees with the Collateral Agent for its benefit and the ratable benefit of the Lenders as follows:

        SECTION 1.  Pledge. The Pledgor hereby pledges to the Collateral Agent
                    ------
for its benefit and the ratable benefit of the Lenders, and grants to the Collateral Agent for its benefit and the ratable benefit of the Lenders a security interest in, the following (the "Pledged Collateral"):
                                          ------------------

        (i) the Pledged Debt and the instruments evidencing the Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt; and

               (ii)  all proceeds of any and all of the foregoing
            Pledged Collateral (including, without limitation, proceeds that constitute property of the types described above).

               SECTION 2.  Security for Obligations. This Agreement
                           ------------------------
        secures the payment of all obligations of the Borrower now or hereafter existing under the Loan Documents, whether for principal, interest, fees, expenses or otherwise (all such obligations of the Borrower being the "Secured Obligations")
                                               -------------------
        Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by the Borrower to any Agent or any Lender under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Borrower.

               SECTION 3.  Delivery of Pledged Collateral. All certificates
                           ------------------------------
        or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto and (except for the Pledged Debt) shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent. For the better perfection of the Collateral Agent's rights in and to the Pledged Collateral, the Pledgor shall forthwith, upon the pledge of any Pledged Collateral hereunder, cause such Pledged Collateral to be registered in the name of such nominee or nominees of the Collateral Agent as the Collateral Agent shall direct. In addition, the Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral (other than the Pledged Debt) for certificates or instruments of smaller or larger denominations, as provided in the FMB Indenture.

               SECTION 4.  Representations and Warranties. The Pledgor
                           ------------------------------
        represents and warrants as follow:


               (a) The Pledged Collateral is free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement.

        (b) The pledge of the Pledged Debt pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral, securing the payment of the Secured Obligations.

        (c) Except to the extent already obtained on or prior to the date hereof, no consent of any other Person and no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required (i) for the pledge by the Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of the Agreement by the Pledgor, (ii) for the perfection or maintenance of the security interest created hereby (including the first priority nature of such security interest) or (iii) for the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement.

        (d) The Pledged Debt has been issued in the principal amount indicated on Schedule I, and is outstanding pursuant to the Supplemental Indentures.

        (e) There are mo conditions precedent to the effectiveness of this Agreement that have not been satisfied or waived.

        (f) The Pledgor has, independently and without reliance upon any Agent or any Lender and based on such documents and information as it has deemed appropriate, made its own analysis and decision to enter into this Agreement.

        SECTION 5. Further Assurances. The Pledgor agrees that at any time and
                    -----------------
from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Collateral Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

     SECTION 6.  Voting Rights; Etc.  (a)  Any rights of the Pledgor to
                 ------------------
exercise or refrain from exercising any voting and other consensual rights pertaining to the Pledged Collateral or any part thereof and to receive any interest paid in respect of the Pledged Collateral shall, on the date hereof, cease, and all such rights shall on the date hereof, become vested in the Collateral Agent who shall have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Pledged Collateral such interest payments.

       (b) All interest payments which are received by the Pledgor contrary to the provisions of subsection (a) of this Section 6 shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary indorsement).

     SECTION 7.  Transfers and Other Liens.  The Pledgor agrees that it will
                 -------------------------
not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, or
(ii) create or permit to exist any lien, security interest, option or other charge or encumbrance upon or with respect to any of the Pledged Collateral, except for the security interest under this Agreement.

     SECTION 8.  Collateral Agent Appointed Attorney-in-Fact.  The Pledgor
                 -------------------------------------------
hereby appoints the Collateral Agent the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Collateral Agent's discretion to take any action and to execute any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, indorse and collect all instruments made payable to the Pledgor representing any interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.

               SECTION 9.  Collateral Agent May Perform.  If the
                           ----------------------------
        Pledgor fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by the Pledgor under Section 12.

               SECTION 10.  The Collateral Agent's Duties.  The
                            -----------------------------
        powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Pledged Collateral, as to ascertaining or taking action with respect to calls, exchanges, maturities or other matters relative to any Pledged Collateral, whether or not the Collateral Agent or any Lender has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Pledged Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which Citibank accords its own property.


               SECTION 11.  Remedies upon Default.  If any Event of Default
                            ---------------------
        shall have occurred and be continuing:

               (a)  The Collateral Agent may exercise in respect of
            the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it under the FMB Indenture or any Supplemental Indenture or otherwise, all the rights and remedies (other than sale of the Pledged Debt) of a secured party on default under the Uniform Commercial Code in effect in the State of New York at that time (the "Code")
                                                               ----
            (whether or not the Code applies to the affected Pledged Collateral), and may also, without notice except as specified below, sell any of the Pledged Collateral other than the Pledged Debt in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the

            Collateral Agent may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of such Pledged Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

               (b) Any cash held by the Collateral Agent as Pledged Collateral and all cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent as collateral for, and/or then or at any time thereafter be applied (after payment of any amounts payable to the Collateral Agent pursuant to Section 12) in whole or in part by the Collateral Agent for the ratable benefit of the Lenders against, all or any part of the Secured Obligations in such order as the Collateral Agent shall elect. Any surplus of such cash or cash proceeds held by the Collateral Agent and remaining after payment in full of all the Secured Obligations shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

               SECTION 12.  Expenses.  The Pledgor will upon demand
                            --------
        pay to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent or the Lenders hereunder or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof.

        SECTION 13.  Amendments, Etc.  No amendment or waiver of any provision
                     ---------------
of this Agreement, and no consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

        SECTION 14.  Addresses for Notices.  All notices and other
                     ---------------------
communications provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered to it, if to the Pledgor, at its address at Alvarado Square, Mail Stop 2704, Albuquerque, New Mexico 87158,
Attention: Treasurer, and if to the Collateral Agent, at its address specified in the Credit Agreement, or, as to either party, at such other address as shall be designated by such party in a written notice to the other party. All such notices and other communications shall, when mailed, telecopied, telegraphed, telexed or cabled, be effective when deposited in the mails, telecopied, delivered to the telegraph company, confirmed by telex answerback or delivered to the cable company, respectively.

        SECTION 15.  Continuing Security Interest: Assignments under Credit
                     ------------------------------------------------------
Agreement.  This Agreement shall create a continuing security interest in the
- ---------
Pledged Collateral and shall (i) remain in full force and effect until the later of (x) the payment in full of the Secured Obligations and all other amounts payable under this Agreement and (y) the expiration or termination of the Commitments, (ii) be binding upon the Pledgor, its successors and assigns, and
(iii) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of, and be enforceable by, the Collateral Agent, the Lenders and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), any Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitment, the Advances owing to it and any Note held by it) as provided in the Credit Agreement, and any assignee thereof shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject, however, to the provisions of Article VII (concerning the Agents) of the Credit Agreement. Upon the later of the payment in full of the Secured Obligations and all other amounts payable under this Agreement and the expiration or termination of the Commitments, the Collateral Agent will, at the Pledgor's expense, return to the Pledgor such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof and execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

     SECTION 16.  Release of Pledged Debt.  So long as no Default shall have
                  -----------------------
occurred and be continuing or would result from such release, the Collateral Agent will, within five Business Days of notice and upon receipt of a certificate of the Pledgor by a duly authorized officer of the Pledgor, together with such other documents, instruments, or opinions as the Collateral Agent shall reasonably request, requesting release of all or part of the
Pledged Debt, and specifying the certificates to be so released, release the Pledged Debt specified in such certificates to the Pledgor; provided, however,
                                                            --------  -------
that the Borrower may not request the release of, and the Collateral Agent shall not release, any Pledged Debt hereunder, if any other Pledged Debt held by the Collateral Agent (and not being released simultaneously with such Pledged
Debt) provides for the accrual of interest at a lower rate than the interest rate with respect to the Pledged Debt to be so released.

     SECTION 17.  Governing Law; Terms.  This Agreement shall be governed by,
                  --------------------
and construed in accordance with, the laws of the State of New York. Unless otherwise defined herein or in the Credit Agreement, terms defined in Article 9 of the Code are used herein as therein defined.

     IN WITNESS WHEREOF, the Pledgor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                                PUBLIC SERVICE COMPANY OF
                                                NEW MEXICO



                                                By
                                                  ------------------------
                                                  Title:

AGREED:

CITIBANK, N.A., as Collateral Agent


By
  ---------------------------------
  Title:
  Date:

                                 SCHEDULE I

            Attached to and forming a part of that certain Pledge
            Agreement dated as of December 14, 1993, by PUBLIC SERVICE COMPANY OF NEW MEXICO, as Pledgor, to CITIBANK, N.A., as Collateral Agent



                                                                                               Original
                                                  Debt Certificate          Final              Principal
Debt Issuer           Description of Debt              No(s).               Maturity             Amount
- -----------           -------------------         ----------------          --------           ---------

Public Service        First Mortgage Bonds,             1                   June 13, 1995      $41,859,900
 Company of New         1993 Series A
 Mexico

                      First Mortgage Bonds,             1                   June 13, 1995      $58,140,100
                        1993 Series B


                    PUBLIC SERVICE COMPANY OF NEW MEXICO

                                     TO

                            THE BANK OF NEW YORK,
                      (formerly Irving Trust Company),
                                                  Trustee


                          ------------------------

                     FORTY-FIRST SUPPLEMENTAL INDENTURE
                        Dated as of December 14, 1993

                          ------------------------

          (Supplemental to Indenture of Mortgage and Deed of Trust
                          dated as of June 1, 1947)

                Creating a New Issue of First Mortgage Bonds,
                                1993 Series A

                          ------------------------

          The Mortgage of which this instrument forms a part covers real property, personal property and chattels.

            The above-described Indenture of Mortgage and Deed of
             Trust contains after-acquired property provisions.

                   FORTY-FIRST SUPPLEMENTAL INDENTURE dated as of December 14, 1993, between PUBLIC SERVICE COMPANY OF NEW MEXICO, a corporation organized and existing under the laws of the State of New Mexico, Alvarado Square, Albuquerque, New Mexico 87158 (hereinafter called the "Company"), party of the
                                                -------
          first part, and THE BANK OF NEW YORK (formerly Irving Trust Company), a corporation organized and existing under the laws of the State of New York, One Wall Street, New York, New York 10015 (hereinafter sometimes called the "Trustee"), as Trustee,
                                                   -------
          party of the second part.

                   WHEREAS, the Company did heretofore execute and deliver an Indenture of Mortgage and Deed of Trust dated as of June 1, 1947 (hereinafter referred to as the "Original
                                                        --------
          Indenture"), to the Trustee to secure an issue of First
          ---------
          Mortgage Bonds of the Company, issuable in series, and created thereunder an initial series of bonds, designated as First Mortgage Bonds, 2 7/8% Series due 1977, none of which bonds is presently outstanding; and

                   WHEREAS, under Article 3 of the Original Indenture the Company is authorized to issue additional bonds upon the terms and conditions expressed in the Original Indenture; and

                   WHEREAS, the Company did heretofore execute and deliver a certain First Supplemental Indenture dated as of January 1, 1948, to the Trustee and created thereunder a series of bonds designated as First Mortgage Bonds, 3 3/8% Series due 1978, none of which bonds is presently outstanding; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Second Supplemental Indenture dated as of December 1, 1948, to the Trustee and created thereunder a series of bonds designated as First Mortgage Bonds, 3 3/8% Series due 1977, none of which bonds is presently outstanding; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Third Supplemental Indenture dated as of December 1, 1950, to the Trustee and created thereunder a series of bonds designated as First Mortgage Bonds, 3% Series due 1980, none of which bonds is presently outstanding; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Fourth Supplemental Indenture dated as of March 1, 1952, to the Trustee and created thereunder a series of bonds designated as First Mortgage Bonds, 3 3/4% Series due 1982, none of which bonds is presently outstanding; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Fifth Supplemental Indenture dated as of April 1, 1954, to the Trustee and created thereunder a series of bonds designated as First Mortgage Bonds, 3 5/8% Series due 1984, none of which bonds is presently outstanding; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Sixth Supplemental Indenture dated as of July 1, 1955, to the Trustee for the purpose of further assuring, conveying and confirming unto the Trustee additional property and also, by different description, certain property which is described in the Granting Clauses of the Original Indenture, no bonds having been created or issued thereunder; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Seventh Supplemental Indenture dated as of June 1, 1958, to the Trustee and created thereunder a series of bonds designated as First Mortgage Bonds, 4 3/8% Series due 1988, none of which bonds is presently outstanding; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Eighth Supplemental Indenture dated as of February 1, 1961, to the Trustee and created thereunder a series of bonds designated as First Mortgage Bonds, 4 7/8% Series due 1991, none of which bonds is presently outstanding; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Ninth Supplemental Indenture dated as of January 1, 1967, to the Trustee for the purpose of modifying certain provisions of the Original Indenture, no bonds having been created or issued thereunder; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Tenth Supplemental Indenture dated as of
          May 1, 1967 (hereinafter referred to as the "Tenth Supplemental
                                                       ------------------
          Indenture"), to the Trustee and created thereunder a series of
          ---------
          bonds designated as First Mortgage Bonds, 5 7/8% Series due
          1997; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Eleventh Supplemental Indenture dated as of April 1, 1969 (hereinafter referred to as the "Eleventh
                                                         --------
          Supplemental Indenture"), to the Trustee and created thereunder
          ----------------------
          a series of bonds designated as First Mortgage Bonds, 7 1/4% Series due 1999; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Twelfth Supplemental Indenture dated as of September 15, 1971 (hereinafter referred to as the "Twelfth
                                                              -------
          Supplemental Indenture"), to the Trustee for the purpose of
          ----------------------
          amending the Original Indenture in one respect and for the purpose of creating thereunder a series of bonds designated as First Mortgage Bonds, 8 1/8% Series due 2001; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Thirteenth Supplemental Indenture dated as of June 15, 1972 (hereinafter referred to as the "Thirteenth
                                                         ----------
          Supplemental Indenture"), to the Trustee and created thereunder
          ----------------------
          a series of bonds designated as First Mortgage Bonds, 7 1/2% Series due 2002; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Fourteenth Supplemental Indenture dated as of December 1, 1974 (hereinafter referred to as the "Fourteenth
                                                            ----------
          Supplemental Indenture"), to the Trustee for the purpose of
          ----------------------
          amending the Original Indenture in certain respects and for the purpose of further assuring, conveying and confirming unto the Trustee additional property, no bonds having been created or issued thereunder; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Fifteenth Supplemental Indenture dated as of March 15, 1975 (hereinafter referred to as the "Fifteenth
                                                          ---------
          Supplemental Indenture"), to the Trustee and created thereunder
          ----------------------
          a series of bonds designated as First Mortgage Bonds, 9 1/8% Series due 2005; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Sixteenth Supplemental Indenture dated as of April 1, 1976, to the Trustee and created thereunder a series of bonds designated as First Mortgage Bonds, 1976 Pollution Control Series, none of which bonds is presently outstanding; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Seventeenth Supplemental Indenture dated as of June 1, 1977 (hereinafter referred to as the "Seventeenth
                                                           -----------
          Supplemental Indenture"), to the Trustee and created
          ----------------------
          thereunder a series of bonds designated as First Mortgage Bonds, 8 1/8% Series due 2007; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Eighteenth Supplemental Indenture dated as of March 1, 1978 (hereinafter referred to as the "Eighteenth
                                                         ----------
          Supplemental Indenture"), to the Trustee and created thereunder
          ----------------------
          a series of bonds designated as First Mortgage Bonds, 1978 Pollution Control Series A; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Nineteenth Supplemental Indenture dated as of April 15, 1978, to the Trustee for the purpose of further assuring, conveying and confirming unto the Trustee additional property, no bonds having been created or issued thereunder; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Twentieth Supplemental Indenture dated as of May 1, 1978 (hereinafter referred to as the "Twentieth
                                                       ---------
          Supplemental Indenture"), to the Trustee and created thereunder
          ----------------------
          a series of bonds designated as First Mortgage Bonds, 9% Series due 2008; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Twenty-first Supplemental Indenture dated as of September 1, 1979 (hereinafter referred to as the "Twenty-first Supplemental Indenture"), to the Trustee and
           -----------------------------------
          created thereunder a series of bonds designated as First Mortgage Bonds, 1979 Pollution Control Series A; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Twenty-second Supplemental Indenture dated as of October 1, 1979 (hereinafter referred to as the "Twenty-second Supplemental Indenture"), to the Trustee for the
           ------------------------------------
          purpose of amending the Original Indenture in one respect and for the purpose of creating thereunder a series of bonds designated as First Mortgage Bonds, 10 1/8% Series due 2004; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Twenty-third Supplemental Indenture dated as of May 15, 1980, to the Trustee and created thereunder a series of bonds designated as First Mortgage Bonds, 1980 Pollution Control Series A, none of which bonds is presently outstanding; and

                   WHEREAS the Company did heretofore execute and deliver a certain Twenty-fourth Supplemental Indenture dated as of September 15, 1980, to the Trustee and created thereunder a series of bonds designated as First Mortgage Bonds, 12.95% Series due 1985, none of which bonds is presently outstanding; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Twenty-fifth Supplemental Indenture dated as of October 1, 1981, to the Trustee and created thereunder a series of bonds designated as First Mortgage Bonds, 17 1/2% Series due 2011, none of which bonds is presently outstanding; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Twenty-sixth Supplemental Indenture dated as of November 1, 1982, to the Trustee and created thereunder a series of bonds designated as First Mortgage Bonds, 13 1/8% Series due 2012, none of which bonds is presently outstanding; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Twenty-seventh Supplemental Indenture dated as of September 1, 1983, to the Trustee and created thereunder a series of bonds designated as First Mortgage Bonds, 12 7/8% Series due 2013, none of which bonds is presently outstanding; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Twenty-eighth Supplemental Indenture dated as of November 15, 1983, to the Trustee for the purpose of further assuring, conveying and confirming unto the Trustee additional property, no bonds having been created or issued thereunder; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Twenty-ninth Supplemental Indenture dated as of December 1, 1983, to the Trustee and created thereunder a series of bonds designated as First Mortgage Bonds, 1983 Pollution Control Series A, none of which bonds is presently outstanding; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Thirtieth Supplemental Indenture dated as of August 15, 1984, to the Trustee and created thereunder a series of bonds designated as First Mortgage Bonds, 13 1/8% Series due 1994, none of which bonds is presently outstanding; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Thirty-first Supplemental Indenture dated as of September 15, 1984 (hereinafter referred to as the "Thirty-first Supplemental Indenture"), to the Trustee and
           -----------------------------------
          created thereunder a series of bonds designated as First Mortgage Bonds, 1984 Pollution Control Series; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Thirty-second Supplemental Indenture dated as of December 1, 1984 (hereinafter referred to as the
          "Thirty-second Supplemental Indenture"), to the Trustee and
           ------------------------------------
          created thereunder a series of bonds designated as First Mortgage Bonds, 1984 Pollution Control Series A; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Thirty-third Supplemental Indenture dated as of December 15, 1987, to the Trustee for the purpose of further assuring, conveying and confirming unto the Trustee additional property, no bonds having been created or issued thereunder; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Thirty-fourth Supplemental Indenture dated as of March 8, 1991, to the Trustee and created thereunder a series of bonds designated as First Mortgage Bonds, 1991 Series A, which bonds will be cancelled prior to issuing any bonds hereunder; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Thirty-fifth Supplemental Indenture dated as of March 8, 1991, to the Trustee and created thereunder a series of bonds designated as First Mortgage Bonds, 1991 Series B, none of which bonds is presently outstanding; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Thirty-sixth Supplemental Indenture dated as of March 8, 1991, to the Trustee and created thereunder a series of bonds designated as First Mortgage Bonds, 1991 Series C, which bonds will be cancelled prior to issuing any bonds hereunder; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Thirty-seventh Supplemental Indenture dated as of November 1, 1992 (hereinafter referred to as the "Thirty-seventh Supplemental Indenture"), to the Trustee and
           -------------------------------------
          created thereunder a series of bonds designated as First Mortgage Bonds, 1992 Pollution Control Series A; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Thirty-eighth Supplemental Indenture dated as of January 1, 1993 (hereinafter referred to as the
          "Thirty-eighth Supplemental Indenture"), to the Trustee and
           ------------------------------------
          created thereunder a series of bonds designated as First

          Mortgage Bonds, 1993 Pollution Control Series A, and First Mortgage Bonds, 1993 Pollution Control Series B; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Thirty-ninth Supplemental Indenture dated as of August 15, 1993 (hereinafter referred to as the "Thirty-ninth Supplemental Indenture"), to the Trustee and
           -----------------------------------
          created thereunder a series of bonds designated as First Mortgage Bonds, 1993 Pollution Control Series C; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Fortieth Supplemental Indenture dated as of August 15, 1993 (hereinafter referred to as the "Fortieth
                                                           --------
          Supplemental Indenture"), to the Trustee and created thereunder
          ----------------------
          a series of bonds designated as First Mortgage Bonds, 1993 Pollution Control Series D; and

                   WHEREAS, the Company is entering into that certain Revolving Credit Agreement, dated as of December 14, 1993 (as the same may be amended from time to time, the "Credit
                                                          ------
          Agreement"), among the Company, certain lenders (the "Lenders")
          ---------                                             -------
          and Chemical Bank and Citibank, N.A. as co-agents for the Lenders; and

                   WHEREAS, the Credit Agreement requires, as a condition precedent to the effectiveness of the Credit Agreement and the initial borrowing thereunder, that the Company issue one or more new series of First Mortgage Bonds to Citibank, N.A., as collateral agent (the "Collateral Agent") for the Lenders under
                                 ----------------
          a pledge agreement, of even date herewith (the "Pledge
                                                          ------
          Agreement"), in an aggregate principal amount of $100,000,000
          ---------
          to secure the payment when due of the Secured Obligations (as defined in the Pledge Agreement); and

                   WHEREAS, the agreements of the parties to the Credit Agreement constitute consideration for the issuance of such First Mortgage Bonds to the Collateral Agent; and

                   WHEREAS, the Company, as required by the Credit Agreement, proposes to create a new issue of First Mortgage Bonds, to be designated as First Mortgage Bonds, 1993 Series A (the "Series A Bonds") to be due on June 13, 1995, in an
                --------------
          aggregate principal amount of $41,859,900 and to bear interest at a rate of 13 and 1/8% per annum, and proposes to issue the same initially upon the execution of this Forty-first Supplemental Indenture; and

                   WHEREAS, simultaneously herewith, the Company, as required by the Credit Agreement, proposes to create another new issue of First Mortgage Bonds, to be designated as First Mortgage Bonds, 1993 Series B (the First Mortgage Bonds, 1993 Series A and B being collectively the "1993 Bonds"), to be due
                                                 ----------
          on June 13, 1995, such that the aggregate principal amount of the 1993 Bonds shall be an amount equal to $100,000,000, and proposes to issue such First Mortgage Bonds, 1993 Series B, initially upon the execution of the Forty-second Supplemental Indenture dated as of the date hereof (hereinafter referred to as the "Forty-second Supplemental Indenture") to be executed
                  -----------------------------------
          simultaneously herewith; and

                   WHEREAS, it is the intent of the Company and the Lenders that there be no duplication in the obligations paid by the Company under the Credit Agreement and the 1993 Bonds, but that payments, if any, of principal of or interest on the 1993 Bonds be applied to payment of the Secured Obligations and that the benefits and security of the first mortgage lien on Company assets under the Original Indenture, as supplemented and amended, be extended to the Secured Obligations by means of the pledge of the 1993 Bonds to the Lenders; and

                   WHEREAS, the Company, by appropriate corporate action, has duly resolved and determined to execute this Forty-first Supplemental Indenture for the purpose of providing for the creation of the Series A Bonds and of specifying the form, provisions and particulars thereof as in said Original Indenture provided or permitted and of giving to the Series A Bonds the protection and security of the Original Indenture; and

                   WHEREAS, the text of the Series A Bonds and the text of the Trustee's certificate of authentication to be endorsed thereon are to be substantially in the form (the "Series A Bond
                                                            -------------
          Form") following (certain of the provisions of the Series A
          ----
          Bonds may be set forth on the reverse thereof):


                            [FORM OF BOND, 1993 SERIES A]
                        PUBLIC SERVICE COMPANY OF NEW MEXICO
                          First Mortgage Bond, 1993 Series A

                        THIS BOND IS NOT TRANSFERABLE EXCEPT
                            AS PERMITTED IN ARTICLE I OF
                       THE FORTY-FIRST SUPPLEMENTAL INDENTURE

          No.                                 $
              ----------------------            -----------------------

                   1.  PUBLIC SERVICE COMPANY OF NEW MEXICO, a
          corporation organized and existing under the laws of the

          State of New Mexico (hereinafter sometimes called the "Company"), for value received, hereby promises to pay to
           -------
          Citibank, N.A. as collateral agent for the Lenders parties to the Credit Agreement referred to in the Forty-first Supplemental Indenture referred to below, on June 13, 1995, unless this bond shall have been called for previous redemption and provision made for the payment of the redemption price thereof, $__________, at the office or agency of the Company in the Borough of Manhattan, The City of New York, plus accrued interest thereon at the rate of 13 and 1/8% per annum, payable quarterly on the first day of April, July, October, and January of each year commencing the first such date to occur on or after the Effective Date (as defined in the Credit Agreement referred to in the Forty-first Supplemental Indenture referred to below) and on the date of payment in full of principal on this bond. The principal of and interest on this bond shall be payable in any coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.

                   2. This bond is one of an issue of bonds of the Company (hereinafter sometimes called the "Bonds"), known as
                                                     -----
          its First Mortgage Bonds, issued and to be issued in one or more series under and equally and ratably secured (except as any sinking, amortization, improvement or other fund, established in accordance with the provisions of the indenture hereinafter mentioned, may afford additional security for the Bonds of any particular series) by a certain mortgage and deed of trust, dated as of June 1, 1947, made by the Company to The Bank of New York (formerly Irving Trust Company), as Trustee (hereinafter called the "Trustee"), and that certain
                                   -------
          Forty-first Supplemental Indenture dated as of December 14, 1993 (the "Forty-first Supplemental Indenture"), made by the
                     ----------------------------------
          Company to the Trustee (said mortgage and deed of trust and all indentures supplemental thereto (including the Forty-first Supplemental Indenture) being hereinafter sometimes collectively called the "Indenture"), to which Indenture
                                   ---------
          reference is hereby made for a description of the property mortgaged, the nature and extent of the security, the rights and limitations of rights of the Company, the Trustee and the holders of the Bonds under the Indenture, the powers, duties and immunities of the Trustee, and the terms and conditions upon which the Bonds are and are to be issued and secured, to all of the provisions of which Indenture and of all such supplemental indentures in respect of such security, including the provisions of the Indenture permitting the issue of Bonds of any series for property which, under the restrictions and limitations therein specified, may be subject to liens prior to the lien of the

          Indenture, the holder, by accepting this bond, assents. To the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the Bonds (including those pertaining to any sinking or other fund) may be changed and modified, with the consent of the Company, by the holders of at least 75% in aggregate principal amount of the Bonds then outstanding, such percentage being determined as provided in the Indenture; provided, however, that in case such
                                     --------  -------
          changes and modifications affect one or more but less than all series of Bonds then outstanding, they shall be required to be adopted only by the affirmative vote of the holders of at least 75% in aggregate principal amount of outstanding Bonds of such one or more series so affected, but nothing contained in this proviso shall be deemed to affect any of the rights granted to bondholders by Article 9 of the Indenture to give any direction to the Trustee or to waive any default on the part of the Company; and further provided that without the consent of the
                       ----------------
          holder hereof no such change or modification shall be made which will extend the time of payment of the principal of, or of the interest or premium, if any, on, this bond or reduce the principal amount hereof or the rate of interest or the premium, if any, hereon, or effect any other modification of the terms of payment of such principal or interest or premium, if any, or will permit the creation of any lien ranking prior to or on a parity with the lien of the Indenture on any of the mortgaged property, or will deprive the holder hereof of the benefit of a lien upon the mortgaged property for the security of this bond, or will reduce the percentage of Bonds required for the adoption of changes or modifications as aforesaid. This bond is one of a series of Bonds designated as the First Mortgage Bonds, 1993 Series A of the Company.

                   3.  The bonds of this series (the "Series A Bonds")
                                                      --------------
          have been issued by the Company to secure the payment when due (whether at maturity, by acceleration, or otherwise) of the Obligations (as defined in the Forty-first Supplemental Indenture) under the Company's Credit Facility (as defined in the Forty-first Supplemental Indenture). The agreements of the parties to the Credit Agreement (as defined in the Forty-first Supplemental Indenture) shall constitute the consideration for issuance of the Series A Bonds.

                   4. Notwithstanding any other provision herein and in the Indenture to the contrary, the Company shall have no obligation to pay any amount (whether principal or interest, including Accrued Interest (defined below)) with respect to the Series A Bonds in excess of the Applicable Share (defined below) of all Obligations due and not paid under the Credit

          Facility at the time such payment with respect to the Series A Bonds would otherwise be made. Without limitation of the foregoing, (A) except as provided in paragraph 5 below, the obligation of the Company to make each payment with respect to the principal of or interest on the Series A Bonds shall be fully satisfied and discharged, and such payment shall not be due, if on the date that such payment shall be due no Obligations shall have become due and remain unpaid; (B) the obligation of the Company to make any payment of principal due on the Series A Bonds (at maturity, by reason of acceleration, or otherwise) shall, fully or pro rata in proportion to the principal amount of the Series A Bonds then held by the Pledge Agent (as defined in the Forty-first Supplemental Indenture), as the case may be, be satisfied and discharged to the extent that, at the time any such principal payment is due, such payment exceeds the Applicable Share of principal then due and not paid under the Credit Facility; (C) the aggregate amount of Accrued Interest on the Series A Bonds becoming currently due and payable on any interest payment date shall not exceed the Applicable Share of all Obligations (other than principal) then due and not paid under the Credit Facility; and (D) upon termination of the Credit Facility and payment by the Company of all Obligations with respect thereto, any obligation of the Company to make any payment with respect to the interest (including all Accrued Interest) accrued to such time on the Series A Bonds shall be fully satisfied and discharged. "Applicable Share" means a fraction equal to the aggregate
           ----------------
          principal amount of the Series A Bonds then held by the Pledge Agent divided by the aggregate principal amount of all 1993 Bonds (as defined in the Forty-first Supplemental Indenture) then held by the Pledge Agent.

                   5. If the Credit Facility is in effect on an interest payment date for the Series A Bonds, the obligation to pay Accrued Interest on such interest payment date shall not be discharged or satisfied (irrespective of whether any payment of amounts due on such date is made by or on behalf of the Company for the benefit of the lenders under the Credit Facility, it being acknowledged that any such payment shall be deemed a payment of the Obligations and not of amounts due on the Series A Bonds), but shall be deferred until the next interest payment date for Series A Bonds (such deferred interest being "Carry-over Interest"), provided, that if the Trustee receives
           -------------------    --------
          notice from the Pledge Agent as set forth in paragraph 6 hereof, Accrued Interest, to the extent available, in an amount equal to the Applicable Share of the amount of the Obligations (excluding principal) specified in such notice as being due and unpaid under the Credit Facility shall not be deferred, but shall become due and payable on such interest payment date.  "Accrued Interest"
                                                       ----------------
          means, as of any interest payment date for Series A Bonds, interest accrued to such date on such Series A Bonds (as set forth in paragraph 1 hereof), including Carry-over Interest from prior periods; provided, however, that in no event shall
                              --------  -------
          Accrued Interest include any interest paid prior to such interest payment date with respect to the Series A Bonds.

                   6. The Trustee may conclusively presume that no payments with respect to the principal of, or interest on, the Series A Bonds are due unless and until the Trustee shall have received a written certificate from the Pledge Agent, signed by an authorized officer of the Pledge Agent, certifying (i) that payment of principal (whether upon acceleration of maturity or otherwise) or interest then due under the Credit Facility has not been made, (ii) the amount of principal, if any, then due and not paid under the Credit Facility, and (iii) the aggregate amount of the Obligations (excluding principal) then due and not paid under the Credit Facility.

                   7. The Series A Bonds are subject to redemption prior to maturity if (1) the Company shall have failed to pay any Obligations when due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall have continued beyond any applicable grace period or (2) any other event shall occur or condition shall exist under the Credit Facility or any related agreement and shall continue after any applicable grace period, if the effect of such event or condition is to accelerate or permit the acceleration of the maturity of the entire principal amount under the Credit Facility (any such event specified in
          (1) or (2) being an "Event of Default").  If an Event of
                               ----------------
          Default has occurred, then Series A Bonds equal in principal amount to the Applicable Share of the principal amount then due under the Credit Facility shall be subject to redemption at the election of the Pledge Agent. To cause such redemption, the Pledge Agent shall deliver to the Trustee within 365 days of the occurrence of any Event of Default (and mail a copy thereof to the Company) a written demand (the "Redemption Demand")
                                                 -----------------
          (including, without limitation, a demand sent by telecopier, telegraph, telex or cable communication) for the redemption of Series A Bonds equal in principal amount to the Applicable
          Share of the principal amount then due under the Credit Facility. The Redemption Demand shall be signed by an authorized officer of the Pledge Agent, and shall set forth
          (1) the Applicable Share of the principal amount then due under the Credit Facility, (2) the date of redemption (the
          "Redemption Date")
           ---------------
          of the Series A Bonds, which date shall not be less than 7 days after delivery of the Redemption Demand to the Trustee,
          (3) that the Trustee is thereby instructed to call the Series A Bonds for redemption and (4) that the parties to such
          Redemption Demand waive any required notice of redemption from the Trustee. The Trustee may conclusively presume the statements contained in the Redemption Demand to be correct.
          On the Redemption Date, the Company shall pay an aggregate amount (the "Redemption Amount") for the Series A Bonds so
                       -----------------
          called for redemption equal to the aggregate of the following:
          (i) the Applicable Share of the aggregate principal amount then due under the Credit Facility and (ii) the lesser of (A) the aggregate amount of interest (including Accrued Interest) on the Series A Bonds accrued and unpaid through the Redemption Date and (B) the Applicable Share of all Obligations (other than principal) then due and unpaid under the Credit Facility. Notwithstanding any other provision in this paragraph or in the Indenture, in the event of an actual or deemed entry of an order for relief for the Company under the Federal Bankruptcy Code, a Redemption Demand for the redemption of all the Series A Bonds shall be deemed to have been delivered by the Pledge
          Agent to the Trustee, and a call for redemption of the Series A Bonds made to the Company by the Trustee, without any delivery of notice or other demand, all of which are hereby expressly waived by the Company and the Trustee, and on such date an amount equal to the Applicable Share of the Obligations under the Credit Facility shall automatically become due and payable as the Redemption Amount for the Series A Bonds, such date being the Redemption Date for such Series A Bonds. Upon payment of the Redemption Amount on the Redemption Date, the obligation to pay principal of and Accrued Interest on the Series A Bonds shall, as of the Redemption Date, be deemed satisfied and discharged in an amount equal to (i) with respect to principal on the Series A Bonds, the Applicable Share of the aggregate principal amount due under the Credit Facility and
          (ii) with respect to Accrued Interest on the Series A Bonds, the lesser of (A) the aggregate amount of interest (including Accrued Interest) on the Series A Bonds accrued and unpaid through the Redemption Date and (B) the Applicable Share of all Obligations (other than principal) then due and unpaid under the Credit Facility.

                   8. Upon payment of the Redemption Amount on any Redemption Date, each Series A Bond shall be considered redeemed in full if the Applicable Share of the aggregate principal amount then due under the Credit Facility equals the aggregate principal amount of the Series A Bonds held by the Pledge Agent, and otherwise shall be considered redeemed pro rata in the proportion the Applicable Share of the aggregate principal amount then due bears to the aggregate principal amount of the Series A Bonds held by the Pledge Agent. If this bond or any portion thereof is duly called for redemption and payment duly provided for or otherwise duly satisfied and discharged, this bond or such portion thereof shall cease to be entitled to the lien of the Indenture from and after the date payment is so provided for or otherwise duly satisfied and discharged.

                   9. The principal of this bond may be declared or may become due before the maturity hereof, on the conditions, in the manner, and at the times set forth in the Indenture, upon the happening of a default as therein defined.

                  10. Subject to the restrictions on transfer set forth in Article I of the Forty-first Supplemental Indenture, this bond is transferable by the registered owner hereof in person or by his duly authorized attorney at the office or agency of the Company in the Borough of Manhattan, City and State of New York, upon surrender and cancellation of this bond and upon payment of charges, and thereupon a new fully registered bond of the same series and maturity, for a like principal amount, will be issued to the transferee in exchange therefor, as provided in the Indenture. The Company and the Trustee and any paying agent may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes.

                  11. No recourse under or upon any covenant, obligation or agreement of the Indenture, or of any indenture supplemental thereto, or of this bond, for the payment of the principal of, or interest on, this bond, or for any claim based thereon, or otherwise in any manner in respect thereof, shall be had against any incorporator, subscriber to capital stock, stockholder, officer or director, as such, of the Company, whether former, present or future, either directly, or indirectly through the Company or any predecessor or successor corporation or the Trustee, by the enforcement of any subscription to capital stock, assessment or otherwise, or by any legal or equitable proceeding by virtue of any constitution, statute or otherwise (including, without limiting the generality of the foregoing, any proceeding to enforce any claimed liability of stockholders of the Company based upon any theory of disregarding the corporate entity of the Company or upon any theory that the Company was acting as the agent or instrumentality of the stockholders); any and all such liability of incorporators, stockholders, subscribers, officers and directors, as such, being released by the holder hereof, by the acceptance of this bond, and being likewise waived and released by the terms of the Indenture.

                  12. This bond shall not be valid or become obligatory for any purpose until the certificate of authentication endorsed hereon shall have been signed by The Bank of New York, or its successor, as Trustee under the Indenture.

                   IN WITNESS WHEREOF, PUBLIC SERVICE COMPANY OF NEW MEXICO has caused this bond to be signed by the manual or facsimile signature of its President or a Vice President, and its corporate seal, or facsimile thereof, to be impressed or imprinted hereon and attested by the manual or facsimile signature of its Secretary or an Assistant Secretary.

          Dated: ________________, 1993

                                          PUBLIC SERVICE COMPANY OF
                                            NEW MEXICO

                                          By
                                             --------------------------
                                                     (Title)

          Attest:


          --------------------
               Secretary



                 [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

                   This bond is one of the bonds, of the series designated therein, described in the within-mentioned
          Indenture.

                                          THE BANK OF NEW YORK,
                                             As Trustee,


                                          By
                                             ----------------------
                                              Authorized Signatory


                   AND WHEREAS, all conditions and requirements necessary to make this Forty-first Supplemental Indenture a valid, legal and binding instrument in accordance with its terms and to make said bonds, when duly executed by the

          Company and authenticated and delivered by the Trustee, and duly issued, the valid, binding and legal obligations of the Company, have been done and performed, and the execution and delivery of this Forty-first Supplemental Indenture have been in all respects duly authorized;

                   NOW, THEREFORE, THIS FORTY-FIRST SUPPLEMENTAL INDENTURE WITNESSETH: That Public Service Company of New Mexico, in consideration of the premises and of One Dollar ($1.00) to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, for itself and its successors, does hereby covenant and agree to and with the Trustee and its successors in the trust under the Original Indenture, for the benefit of those who shall hold the bonds, or any of them, to be issued hereunder and thereunder, as hereinafter provided, as follows:


                                     ARTICLE I.

                  CREATION AND DESCRIPTION OF FIRST MORTGAGE BONDS
                                   1993 SERIES A

                   SECTION 1. A new series of bonds to be issued under and secured by the Original Indenture and this Forty-first Supplemental Indenture is hereby created, to be designated as First Mortgage Bonds, 1993 Series A. The Series A Bonds shall be limited to an aggregate principal amount of $41,859,900 excluding any of the Series A Bonds which may be authenticated in exchange for or in lieu of or in substitution for or on transfer of any other Series A Bonds pursuant to any provisions of the Original Indenture or of this Forty-first Supplemental Indenture. Said bonds of said series shall be substantially in the form of the Series A Bond Form set forth above. Said bonds shall be issued only as fully registered bonds in denominations of $100.00 and multiples thereof from time to time authorized by the Company, such authorization to be evidenced by the execution thereof.

                   The Series A Bonds shall be issued in such aggregate principal amount to the Collateral Agent under the Pledge Agreement in order to secure the payment when due of the Secured Obligations. The agreements of the parties to the Credit Agreement constitute consideration for the issuance of the Series A Bonds to the Collateral Agent. The Series A Bonds shall mature on June 13, 1995. Payments of principal of, or interest on, the Series A Bonds and redemption and exchange of such Series A Bonds shall be subject to the provisions of Article II hereof.

                   The "Credit Facility" shall mean initially the Credit
                        ---------------
          Agreement while it is in effect or while any Secured Obligations shall remain unpaid, and after the termination thereof and payment of the Secured Obligations, any other revolving credit agreement entered into from time to time and designated therein by the Company as being the (or a portion of the) "Credit Facility" hereunder, so long as any such agreement is in effect or any amounts are outstanding thereunder.

                   The "Obligations" shall mean initially the Secured
                        -----------
          Obligations, and after all Secured Obligations have been paid in full and the Credit Agreement has been terminated, any principal, interest or other amounts due under any Credit Facility.

                   The "Pledge Agent" shall mean initially the Collateral
                        ------------
          Agent under the Pledge Agreement (or any successor Collateral Agent as provided in the Credit Agreement), and after the Credit Agreement has been terminated and the Secured Obligations have been paid in full, any transferee of the Collateral Agent that holds the Series A Bonds as security for the payment of the Obligations under a Credit Facility.

                   The Series A Bonds shall be issued to and registered in the name of the Collateral Agent and shall not be transferable by any Pledge Agent, except (i) in the case of the Collateral Agent, (A) to a successor Collateral Agent as provided in the Credit Agreement or (B) as provided in the Pledge Agreement, to the Company, and (ii) in the case of any other Pledge Agent, (A) to a successor Pledge Agent or (B) to the Company. The Company hereby instructs the Trustee to so limit transfers requested by the holder (other than the Company) of any Series A Bond.

                   Each of the Series A Bonds shall be dated as of the date of its authentication.

                   SECTION 2. The Series A Bonds described in Section 1 of this Article may be executed by the Company and delivered to the Trustee and, upon compliance with all applicable provisions and requirements of the Original Indenture, as amended, in respect thereof, shall be authenticated by the Trustee and delivered (without awaiting the filing or recording of this Forty-first Supplemental

          Indenture) in accordance with the written order or orders of the Company.


                                    ARTICLE II.

                         PAYMENT OF INTEREST AND PRINCIPAL;
                REDEMPTION AND EXCHANGE; SURRENDER AND CANCELLATION

                   SECTION 1. The principal of and interest on each Series A Bond shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, and both principal and interest shall be payable in any coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts. The Series A Bonds shall be deemed fully paid, and the obligations of the Company thereunder shall be terminated, to the extent and in the manner provided in the Series A Bond Form set forth above.

                   SECTION 2. The Series A Bonds shall bear interest as provided in the Series A Bond Form set forth above.

                   SECTION 3.  The Series A Bonds are subject to
          redemption prior to maturity as provided in the Series A Bond Form set forth above.

                   SECTION 4. Upon surrender by any holder to the Trustee hereunder of any of the Series A Bonds for cancellation, such bonds shall be cancelled by the Trustee and delivered to the Company and shall be deemed fully paid and the obligations of the Company thereunder terminated.



                                    ARTICLE III.

                     MAINTENANCE AND REPLACEMENT FUND COVENANT.

                   The Company hereby covenants that so long as any of the Series A Bonds shall remain outstanding, the covenants and agreements of the Company set forth in Section 4.10 of the Original Indenture as amended by the Fourteenth Supplemental Indenture shall be and remain in full force and effect, and be duly observed and complied with by the Company, irrespective of the fact that no First Mortgage Bonds, 2 7/8% Series due 1977, remain outstanding.

                                    ARTICLE IV.

                            DOCUMENT DELIVERY COVENANT.

                   The Company hereby covenants that so long as any of the Series A Bonds shall remain outstanding, the Company shall deliver to the Trustee as soon as available copies (certified by an officer of the Company to be true) of the Credit Facility and the Pledge Agreement and copies of any supplements, amendments or replacements thereto. The Trustee shall have no duty to examine or take any other action with respect to any such documents so received by it, other than to retain in its files any of same which it so receives.


                                     ARTICLE V.

                                    THE TRUSTEE.

                   The Trustee accepts the trusts created by this Forty-first Supplemental Indenture upon the terms and conditions in the Original Indenture and in this Forty-first Supplemental Indenture set forth. Each and every term and condition contained in Article 13 of the Original Indenture shall apply to this Forty-first Supplemental Indenture with the same force and effect as if the same were herein set forth in full, with such omissions, variations and modifications thereof as may be appropriate to make the same conform to this Forty-first Supplemental Indenture.

                   The recitals contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same.

                   To the extent permitted by Section 13.02 and 13.03 of the Original Indenture, and without limitation of Section 13.06 of the Original Indenture, the Trustee may rely and shall be fully protected in acting upon any resolution, certificate, opinion, notice, request, consent, order, appraisal, report, bond, or other paper or document (including, without limitation, the Credit Facility, the Pledge Agreement and any notice, certificate, or other document provided for in the Credit Facility, the Pledge Agreement or this Forty-first Supplemental Indenture) believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties.

                                    ARTICLE VI.

                             MISCELLANEOUS PROVISIONS.

                   SECTION 1. If the date for making any payment or the last date for performance of any act or the exercising of any right, as provided in this Forty-first Supplemental Indenture, shall be a legal holiday or a day on which banking institutions in The City of New York are authorized or required by law to remain closed, such payment may be made or act performed or right exercised on the next succeeding day not a legal holiday or a day on which such banking institutions are authorized or required by law to remain closed with the same force and effect as if done on the nominal date provided in this Forty-first Supplemental Indenture, and if done on such succeeding day no interest shall accrue for the period after such nominal date.

                   SECTION 2. The Original Indenture is in all respects ratified and confirmed, and the Original Indenture, this Forty-first Supplemental Indenture and all other indentures supplemental to the Original Indenture shall be read, taken and construed as one and the same instrument. Neither the execution of this Forty-first Supplemental Indenture nor anything herein contained shall be construed to impair the lien of the Original Indenture, as supplemented, on any of the property subject thereto, and such lien shall remain in full force and effect as security for all bonds now outstanding or hereafter issued under the Original Indenture, the Tenth Supplemental Indenture, the Eleventh Supplemental Indenture, the Twelfth Supplemental Indenture, the Thirteenth Supplemental Indenture, the Fifteenth Supplemental Indenture, the Seventeenth Supplemental Indenture, the Eighteenth Supplemental Indenture, the Twentieth Supplemental Indenture, the Twenty-first Supplemental Indenture, the Twenty-second Supplemental Indenture, the Thirty-first Supplemental Indenture, the Thirty-second Supplemental Indenture, the Thirty-seventh Supplemental Indenture, the Thirty-eighth Supplemental Indenture, the Thirty-ninth Supplemental Indenture, the Fortieth Supplemental Indenture, the Forty-second Supplemental Indenture or hereunder. All covenants and provisions of the Original Indenture shall continue in full force and effect, and this Forty-first Supplemental Indenture shall form part of the Original Indenture. All terms defined in Article 1 of the Original Indenture, as amended, shall, for all purposes of this Forty-first Supplemental Indenture, have the meanings in said
          Article 1 specified, as amended, unless the context otherwise requires.

                   SECTION 3. This Forty-first Supplemental Indenture may be simultaneously executed in any number of counterparts, and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

                   IN WITNESS WHEREOF, Public Service Company of New Mexico, party of the first part, has caused its corporate name to be hereunto affixed and this instrument to be signed by its President or a Vice President or its Treasurer, and its corporate seal to be hereunto affixed and attested by its Secretary or an Assistant Secretary for and in its behalf; and The Bank of New York (formerly Irving Trust Company), party of the second part, in evidence of its acceptance of the trust hereby created, has caused its corporate name to be hereunto affixed, and this instrument to be signed by its President or a Vice President or an Assistant Vice President and its corporate seal to be hereunto affixed and attested by one of its Assistant Secretaries or Assistant Treasurers for and in its behalf, all as of the day and year first above written.

                                          PUBLIC SERVICE COMPANY OF
                                            NEW MEXICO

                                          By
                                             --------------------------
                                             Title:

          Attest:

          ------------------------
          Title:

              (Corporate Seal)

                                          THE BANK OF NEW YORK,
                                            As Trustee

                                          By
                                             --------------------------
                                              Assistant Vice President

          Attest:


          ------------------------
           Assistant Treasurer

               (Corporate Seal)

          STATE OF NEW MEXICO )
                              ) ss.:
          COUNTY OF BERNALILLO)


                   On this _____ day of December, 1993, before me appeared _____________________________, to me personally known, who, being by me duly sworn, did say that he is the ___________ of Public Service Company of New Mexico, a New Mexico corporation, and that the seal affixed to said instrument is the corporate seal of said corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said ______________ acknowledged said instrument to be the free act and deed of said corporation.




                                                -------------------------
                                                      Notary Public

          (Notarial Seal)





          STATE OF NEW MEXICO )
                              ) ss.:
          COUNTY OF BERNALILLO)

                   This instrument was acknowledged before me on December __, 1993 by ________________ as ______________ of
          Public Service Company of New Mexico, a New Mexico corporation.



                                                 -------------------------
                                                 Notary Public

          My Commission Expires:

          ---------------------

          STATE OF NEW YORK  )
                             ) ss.:
          COUNTY OF NEW YORK )



                   On this __ day of December, 1993, before me personally came __________________, to me known, who, being by me duly sworn, did depose and say that he resides at _________________ ______________________________; that he is an Assistant Vice
          President of The Bank of New York, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.



                                               --------------------------
                                                      Notary Public

          (Notarial Seal)





          STATE OF NEW YORK   )
                              ) ss.:
          COUNTY OF NEW YORK  )

                   This instrument was acknowledged before me on December __, 1993 by _______________ as an Assistant Vice President of The Bank of New York.




                                                 --------------------------
                                                 Notary Public

          My Commission Expires:

          ----------------------

                                                             EXHIBIT E-2
                                                             -----------

                        PUBLIC SERVICE COMPANY OF NEW MEXICO

                                         TO

                               THE BANK OF NEW YORK,
                          (formerly Irving Trust Company),
                                                    Trustee


                          --------------------------------


                         FORTY-SECOND SUPPLEMENTAL INDENTURE
                           Dated as of December 14, 1993



                          --------------------------------



              (Supplemental to Indenture of Mortgage and Deed of Trust
                             dated as of June 1, 1947)



                   Creating a New Issue of First Mortgage Bonds,
                                   1993 Series A



                          --------------------------------


             The Mortgage of which this instrument forms a part covers
                   real property, personal property and chattels.

               The above-described Indenture of Mortgage and Deed of
                 Trust contains after-acquired property provisions.

                   FORTY-SECOND SUPPLEMENTAL INDENTURE dated as of December 14, 1993, between PUBLIC SERVICE COMPANY OF NEW MEXICO, a corporation organized and existing under the laws of the State of New Mexico, Alvarado Square, Albuquerque, New Mexico 87158 (hereinafter called the "Company"), party of the
                                                -------
          first part, and THE BANK OF NEW YORK (formerly Irving Trust Company), a corporation organized and existing under the laws of the State of New York, One Wall Street, New York, New York 10015 (hereinafter sometimes called the "Trustee"), as Trustee,
                                                   -------
          party of the second part.

                   WHEREAS, the Company did heretofore execute and deliver an Indenture of Mortgage and Deed of Trust dated as of June 1, 1947 (hereinafter referred to as the "Original
                                                        --------
          Indenture"), to the Trustee to secure an issue of First
          ---------
          Mortgage Bonds of the Company, issuable in series, and created thereunder an initial series of bonds, designated as First Mortgage Bonds, 2 7/8% Series due 1977, none of which bonds is presently outstanding; and

                   WHEREAS, under Article 3 of the Original Indenture the Company is authorized to issue additional bonds upon the terms and conditions expressed in the Original Indenture; and

                   WHEREAS, the Company did heretofore execute and deliver a certain First Supplemental Indenture dated as of January 1, 1948, to the Trustee and created thereunder a series of bonds designated as First Mortgage Bonds, 3 3/8% Series due 1978, none of which bonds is presently outstanding; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Second Supplemental Indenture dated as of December 1, 1948, to the Trustee and created thereunder a series of bonds designated as First Mortgage Bonds, 3 3/8% Series due 1977, none of which bonds is presently outstanding; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Third Supplemental Indenture dated as of December 1, 1950, to the Trustee and created thereunder a series of bonds designated as First Mortgage Bonds, 3% Series due 1980, none of which bonds is presently outstanding; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Fourth Supplemental Indenture dated as of March 1, 1952, to the Trustee and created thereunder a series of bonds designated as First Mortgage Bonds, 3 3/4% Series due 1982, none of which bonds is presently outstanding; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Fifth Supplemental Indenture dated as of April 1, 1954, to the Trustee and created thereunder a series of bonds designated as First Mortgage Bonds, 3 5/8% Series due 1984, none of which bonds is presently outstanding; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Sixth Supplemental Indenture dated as of July 1, 1955, to the Trustee for the purpose of further assuring, conveying and confirming unto the Trustee additional property and also, by different description, certain property which is described in the Granting Clauses of the Original Indenture, no bonds having been created or issued thereunder; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Seventh Supplemental Indenture dated as of June 1, 1958, to the Trustee and created thereunder a series of bonds designated as First Mortgage Bonds, 4 3/8% Series due 1988, none of which bonds is presently outstanding; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Eighth Supplemental Indenture dated as of February 1, 1961, to the Trustee and created thereunder a series of bonds designated as First Mortgage Bonds, 4 7/8% Series due 1991, none of which bonds is presently outstanding; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Ninth Supplemental Indenture dated as of January 1, 1967, to the Trustee for the purpose of modifying certain provisions of the Original Indenture, no bonds having been created or issued thereunder; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Tenth Supplemental Indenture dated as of
          May 1, 1967 (hereinafter referred to as the "Tenth Supplemental
                                                       ------------------
          Indenture"), to the Trustee and created thereunder a series of
          ---------
          bonds designated as First Mortgage Bonds, 5 7/8% Series due
          1997; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Eleventh Supplemental Indenture dated as of April 1, 1969 (hereinafter referred to as the "Eleventh
                                                         --------

          Supplemental Indenture"), to the Trustee and created thereunder
          ----------------------
          a series of bonds designated as First Mortgage Bonds, 7 1/4% Series due 1999; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Twelfth Supplemental Indenture dated as of September 15, 1971 (hereinafter referred to as the "Twelfth
                                                              -------
          Supplemental Indenture"), to the Trustee for the purpose of
          ----------------------
          amending the Original Indenture in one respect and for the purpose of creating thereunder a series of bonds designated as First Mortgage Bonds, 8 1/8% Series due 2001; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Thirteenth Supplemental Indenture dated as of June 15, 1972 (hereinafter referred to as the "Thirteenth
                                                         ----------
          Supplemental Indenture"), to the Trustee and created thereunder
          ----------------------
          a series of bonds designated as First Mortgage Bonds, 7 1/2% Series due 2002; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Fourteenth Supplemental Indenture dated as of December 1, 1974 (hereinafter referred to as the "Fourteenth
                                                            ----------
          Supplemental Indenture"), to the Trustee for the purpose of
          ----------------------
          amending the Original Indenture in certain respects and for the purpose of further assuring, conveying and confirming unto the Trustee additional property, no bonds having been created or issued thereunder; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Fifteenth Supplemental Indenture dated as of March 15, 1975 (hereinafter referred to as the "Fifteenth
                                                          ---------
          Supplemental Indenture"), to the Trustee and created thereunder
          ----------------------
          a series of bonds designated as First Mortgage Bonds, 9 1/8% Series due 2005; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Sixteenth Supplemental Indenture dated as of April 1, 1976, to the Trustee and created thereunder a series of bonds designated as First Mortgage Bonds, 1976 Pollution Control Series, none of which bonds is presently outstanding; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Seventeenth Supplemental Indenture dated as of June 1, 1977 (hereinafter referred to as the "Seventeenth
                                                           -----------
          Supplemental Indenture"), to the Trustee and created thereunder
          ----------------------
          a series of bonds designated as First Mortgage Bonds, 8 1/8% Series due 2007; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Eighteenth Supplemental Indenture dated as of March 1, 1978 (hereinafter referred to as the "Eighteenth
                                                         ----------
          Supplemental Indenture"), to the Trustee and created thereunder
          ----------------------
          a series of bonds designated as First Mortgage Bonds, 1978 Pollution Control Series A; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Nineteenth Supplemental Indenture dated as of April 15, 1978, to the Trustee for the purpose of further assuring, conveying and confirming unto the Trustee additional property, no bonds having been created or issued thereunder; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Twentieth Supplemental Indenture dated as of May 1, 1978 (hereinafter referred to as the "Twentieth
                                                       ---------
          Supplemental Indenture"), to the Trustee and created thereunder
          ----------------------
          a series of bonds designated as First Mortgage Bonds, 9% Series due 2008; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Twenty-first Supplemental Indenture dated as of September 1, 1979 (hereinafter referred to as the "Twenty-first Supplemental Indenture"), to the Trustee and
           -----------------------------------
          created thereunder a series of bonds designated as First Mortgage Bonds, 1979 Pollution Control Series A; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Twenty-second Supplemental Indenture dated as of October 1, 1979 (hereinafter referred to as the "Twenty-second Supplemental Indenture"), to the Trustee for the
           ------------------------------------
          purpose of amending the Original Indenture in one respect and for the purpose of creating thereunder a series of bonds designated as First Mortgage Bonds, 10 1/8% Series due 2004; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Twenty-third Supplemental Indenture dated as of May 15, 1980, to the Trustee and created thereunder a series of bonds designated as First Mortgage Bonds, 1980 Pollution Control Series A, none of which bonds is presently outstanding; and

                   WHEREAS the Company did heretofore execute and deliver a certain Twenty-fourth Supplemental Indenture dated as of September 15, 1980, to the Trustee and created thereunder a series of bonds designated as First Mortgage Bonds, 12.95% Series due 1985, none of which bonds is presently outstanding; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Twenty-fifth Supplemental Indenture dated as of October 1, 1981, to the Trustee and created thereunder a series of bonds designated as First Mortgage Bonds, 17 1/2% Series due 2011, none of which bonds is presently outstanding; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Twenty-sixth Supplemental Indenture dated as of November 1, 1982, to the Trustee and created thereunder a series of bonds designated as First Mortgage Bonds, 13 1/8% Series due 2012, none of which bonds is presently outstanding; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Twenty-seventh Supplemental Indenture dated as of September 1, 1983, to the Trustee and created thereunder a series of bonds designated as First Mortgage Bonds, 12 7/8% Series due 2013, none of which bonds is presently outstanding; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Twenty-eighth Supplemental Indenture dated as of November 15, 1983, to the Trustee for the purpose of further assuring, conveying and confirming unto the Trustee additional property, no bonds having been created or issued thereunder; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Twenty-ninth Supplemental Indenture dated as of December 1, 1983, to the Trustee and created thereunder a series of bonds designated as First Mortgage Bonds, 1983 Pollution Control Series A, none of which bonds is presently outstanding; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Thirtieth Supplemental Indenture dated as of August 15, 1984, to the Trustee and created thereunder a series of bonds designated as First Mortgage Bonds, 13 1/8% Series due 1994, none of which bonds is presently outstanding; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Thirty-first Supplemental Indenture dated as of September 15, 1984 (hereinafter referred to as the "Thirty-first Supplemental Indenture"), to the Trustee and
           -----------------------------------
          created thereunder a series of bonds designated as First Mortgage Bonds, 1984 Pollution Control Series; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Thirty-second Supplemental Indenture dated as of December 1, 1984 (hereinafter referred to as the
          "Thirty-second Supplemental Indenture"), to the Trustee and
           ------------------------------------
          created thereunder a series of bonds designated as First Mortgage Bonds, 1984 Pollution Control Series A; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Thirty-third Supplemental Indenture dated as of December 15, 1987, to the Trustee for the purpose of further assuring, conveying and confirming unto the Trustee additional property, no bonds having been created or issued thereunder; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Thirty-fourth Supplemental Indenture dated as of March 8, 1991, to the Trustee and created thereunder a series of bonds designated as First Mortgage Bonds, 1991 Series A, which bonds will be cancelled prior to issuing any bonds hereunder; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Thirty-fifth Supplemental Indenture dated as of March 8, 1991 , to the Trustee and created thereunder a series of bonds designated as First Mortgage Bonds, 1991 Series B, none of which bonds is presently outstanding; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Thirty-sixth Supplemental Indenture dated as of March 8, 1991, to the Trustee and created thereunder a series of bonds designated as First Mortgage Bonds, 1991 Series C, which bonds will be cancelled prior to issuing any bonds hereunder; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Thirty-seventh Supplemental Indenture dated as of November 1, 1992 (hereinafter referred to as the "Thirty-seventh Supplemental Indenture"), to the Trustee and
           -------------------------------------
          created thereunder a series of bonds designated as First Mortgage Bonds, 1992 Pollution Control Series A; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Thirty-eighth Supplemental Indenture dated as of January 1, 1993 (hereinafter referred to as the
          "Thirty-eighth Supplemental Indenture"), to the Trustee and
           ------------------------------------
          created thereunder a series of bonds designated as First Mortgage Bonds, 1993 Pollution Control Series A, and First Mortgage Bonds, 1993 Pollution Control Series B; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Thirty-ninth Supplemental Indenture dated as of August 15, 1993 (hereinafter referred to as the "Thirty-ninth Supplemental Indenture"), to the Trustee and
           -----------------------------------
          created thereunder a series of bonds designated as First Mortgage Bonds, 1993 Pollution Control Series C; and

                   WHEREAS, the Company did heretofore execute and deliver a certain Fortieth Supplemental Indenture dated as of August 15, 1993 (hereinafter referred to as the "Fortieth
                                                           --------
          Supplemental Indenture"), to the Trustee and created thereunder
          ----------------------
          a series of bonds designated as First Mortgage Bonds, 1993 Pollution Control Series D; and

                   WHEREAS, the Company is entering into that certain Revolving Credit Agreement, dated as of December 14, 1993 (as the same may be amended from time to time, the "Credit
                                                          ------
          Agreement"), among the Company, certain lenders (the "Lenders")
          ---------                                             -------
          and Chemical Bank and Citibank, N.A. as co-agents for the Lenders; and

                   WHEREAS, the Credit Agreement requires, as a condition precedent to the effectiveness of the Credit Agreement and the initial borrowing thereunder, that the Company issue one or more new series of First Mortgage Bonds to Citibank, N.A., as collateral agent (the "Collateral Agent") for the Lenders under
                                 ----------------
          a pledge agreement, of even date herewith (the "Pledge
                                                          ------
          Agreement"), in an aggregate principal amount of $100,000,000
          ---------
          to secure the payment when due of the Secured Obligations (as defined in the Pledge Agreement); and

                   WHEREAS, the agreements of the parties to the Credit Agreement constitute consideration for the issuance of such First Mortgage Bonds to the Collateral Agent; and

                   WHEREAS, the Company, as required by the Credit Agreement, proposes to create a new issue of First Mortgage Bonds, to be designated as First Mortgage Bonds, 1993 Series B (the "Series B Bonds") to be due on June 13, 1995, in an
                --------------
          aggregate principal amount of $58,140,100 and to bear interest at a rate of 15% per annum, and proposes to issue the same initially upon the execution of this Forty-second Supplemental Indenture; and

                   WHEREAS, simultaneously herewith, the Company, as required by the Credit Agreement, proposes to create another new issue of First Mortgage Bonds, to be designated as First Mortgage Bonds, 1993 Series A (the First Mortgage Bonds, 1993 Series A and B being collectively the "1993 Bonds"), to be
                                                 ----------
          due on June 13, 1995, such that the aggregate principal amount of the 1993 Bonds shall be an amount equal to $100,000,000, and proposes to issue such First Mortgage Bonds, 1993 Series A, initially upon the execution of the Forty-first Supplemental Indenture dated as of the date hereof (hereinafter referred to as the "Forty-first Supplemental Indenture") to be executed
                  ----------------------------------
          simultaneously herewith; and

                   WHEREAS, it is the intent of the Company and the Lenders that there be no duplication in the obligations paid by the Company under the Credit Agreement and the 1993 Bonds, but that payments, if any, of principal of or interest on the 1993 Bonds be applied to payment of the Secured Obligations and that the benefits and security of the first mortgage lien on Company assets under the Original Indenture, as supplemented and amended, be extended to the Secured Obligations by means of the pledge of the 1993 Bonds to the Lenders; and

                   WHEREAS, the Company, by appropriate corporate action, has duly resolved and determined to execute this Forty-second Supplemental Indenture for the purpose of providing for the creation of the Series B Bonds and of specifying the form, provisions and particulars thereof as in said Original Indenture provided or permitted and of giving to the Series B Bonds the protection and security of the Original Indenture; and

                   WHEREAS, the text of the Series B Bonds and the text of the Trustee's certificate of authentication to be endorsed thereon are to be substantially in the form (the "Series B Bond
                                                            -------------
          Form") following (certain of the provisions of the Series B
          ----
          Bonds may be set forth on the reverse thereof):


                            [FORM OF BOND, 1993 SERIES B]
                        PUBLIC SERVICE COMPANY OF NEW MEXICO
                          First Mortgage Bond, 1993 Series B

                        THIS BOND IS NOT TRANSFERABLE EXCEPT
                            AS PERMITTED IN ARTICLE I OF
                      THE FORTY-SECOND SUPPLEMENTAL INDENTURE

          No.                                 $
             ---------------------             ------------------

                   1.  PUBLIC SERVICE COMPANY OF NEW MEXICO, a
          corporation organized and existing under the laws of the State of New Mexico (hereinafter sometimes called the "Company"), for
                                                           -------
          value received, hereby promises to pay to

          Citibank, N.A. as collateral agent for the Lenders parties to the Credit Agreement referred to in the Forty-second Supplemental Indenture referred to below, on June 13, 1995, unless this bond shall have been called for previous redemption and provision made for the payment of the redemption price thereof, $_________ , at the office or agency of the Company in the Borough of Manhattan, The City of New York, plus accrued interest thereon at the rate of 15% per annum, payable quarterly on the first day of April, July, October, and January of each year commencing the first such date to occur on or after the Effective Date (as defined in the Credit Agreement referred to in the Forty-second Supplemental Indenture referred to below) and on the date of payment in full of principal on this bond. The principal of and interest on this bond shall be payable in any coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.

                   2. This bond is one of an issue of bonds of the Company (hereinafter sometimes called the "Bonds"), known as
                                                     -----
          its First Mortgage Bonds, issued and to be issued in one or more series under and equally and ratably secured (except as any sinking, amortization, improvement or other fund, established in accordance with the provisions of the indenture hereinafter mentioned, may afford additional security for the Bonds of any particular series) by a certain mortgage and deed of trust, dated as of June 1, 1947, made by the Company to The Bank of New York (formerly Irving Trust Company), as Trustee (hereinafter called the "Trustee"), and that certain
                                   -------
          Forty-second Supplemental Indenture dated as of December 14, 1993 (the "Forty-second Supplemental Indenture"), made by the
                     -----------------------------------
          Company to the Trustee (said mortgage and deed of trust and all indentures supplemental thereto (including the Forty-second Supplemental Indenture) being hereinafter sometimes collectively called the "Indenture"), to which Indenture
                                   ---------
          reference is hereby made for a description of the property mortgaged, the nature and extent of the security, the rights and limitations of rights of the Company, the Trustee and the holders of the Bonds under the Indenture, the powers, duties and immunities of the Trustee, and the terms and conditions upon which the Bonds are and are to be issued and secured, to all of the provisions of which Indenture and of all such supplemental indentures in respect of such security, including the provisions of the Indenture permitting the issue of Bonds of any series for property which, under the restrictions and limitations therein specified, may be subject to liens prior to the lien of the Indenture, the holder, by accepting this bond, assents. To the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the Bonds (including those pertaining to any sinking or other fund) may be changed and modified, with the consent of the Company, by the holders of at least 75% in aggregate principal amount of the Bonds then outstanding, such percentage being determined as provided in the Indenture; provided, however, that in case such changes and modifications
          --------  -------
          affect one or more but less than all series of Bonds then outstanding, they shall be required to be adopted only by the affirmative vote of the holders of at least 75% in aggregate principal amount of outstanding Bonds of such one or more series so affected, but nothing contained in this proviso shall be deemed to affect any of the rights granted to bondholders by
          Article 9 of the Indenture to give any direction to the Trustee or to waive any default on the part of the Company; and further
                                                                  -------
          provided that without the consent of the holder hereof no such
          --------
          change or modification shall be made which will extend the time of payment of the principal of, or of the interest or premium, if any, on, this bond or reduce the principal amount hereof or the rate of interest or the premium, if any, hereon, or effect any other modification of the terms of payment of such principal or interest or premium, if any, or will permit the creation of any lien ranking prior to or on a parity with the lien of the Indenture on any of the mortgaged property, or will deprive the holder hereof of the benefit of a lien upon the mortgaged property for the security of this bond, or will reduce the percentage of Bonds required for the adoption of changes or modifications as aforesaid. This bond is one of a series of Bonds designated as the First Mortgage Bonds, 1993 Series B of the Company.

                   3.  The bonds of this series (the "Series B Bonds")
                                                      --------------
          have been issued by the Company to secure the payment when due (whether at maturity, by acceleration, or otherwise) of the Obligations (as defined in the Forty-second Supplemental Indenture) under the Company's Credit Facility (as defined in the Forty-second Supplemental Indenture). The agreements of the parties to the Credit Agreement (as defined in the Forty-second Supplemental Indenture) shall constitute the consideration for issuance of the Series B Bonds.

                   4. Notwithstanding any other provision herein and in the Indenture to the contrary, the Company shall have no obligation to pay any amount (whether principal or interest, including Accrued Interest (defined below)) with respect to the Series B Bonds in excess of the Applicable Share (defined below) of all Obligations due and not paid under the Credit Facility at the time such payment with respect to the Series B Bonds would otherwise be made. Without limitation of the foregoing, (A) except as provided in paragraph 5 below, the obligation of the Company to make each payment with respect to the principal of or interest on the Series B Bonds shall be fully satisfied and discharged, and such payment shall not be due, if on the date that such payment shall be due no Obligations shall have become due and remain unpaid; (B) the obligation of the Company to make any payment of principal due on the Series B Bonds (at maturity, by reason of acceleration, or otherwise) shall, fully or pro rata in proportion to the principal amount of the Series B Bonds then held by the Pledge Agent (as defined in the Forty-second Supplemental Indenture), as the case may be, be satisfied and discharged to the extent that, at the time any such principal payment is due, such payment exceeds the Applicable Share of principal then due and not paid under the Credit Facility; (C) the aggregate amount of Accrued Interest on the Series B Bonds becoming currently due and payable on any interest payment date shall not exceed the Applicable Share of all Obligations (other than principal) then due and not paid under the Credit Facility; and (D) upon termination of the Credit Facility and payment by the Company of all Obligations with respect thereto, any obligation of the Company to make any payment with respect to the interest (including all Accrued Interest) accrued to such time on the Series B Bonds shall be fully satisfied and discharged. "Applicable Share" means a fraction equal to the aggregate
           ----------------
          principal amount of the Series B Bonds then held by the Pledge Agent divided by the aggregate principal amount of all 1993 Bonds (as defined in the Forty-second Supplemental Indenture) then held by the Pledge Agent.

                   5. If the Credit Facility is in effect on an interest payment date for the Series B Bonds, the obligation to pay Accrued Interest on such interest payment date shall not be discharged or satisfied (irrespective of whether any payment of amounts due on such date is made by or on behalf of the Company for the benefit of the lenders under the Credit Facility, it being acknowledged that any such payment shall be deemed a payment of the Obligations and not of amounts due on the Series B Bonds), but shall be deferred until the next interest payment date for Series B Bonds (such deferred interest being "Carry-over Interest"), provided, that if the Trustee receives
           -------------------    --------
          notice from the Pledge Agent as set forth in paragraph 6 hereof, Accrued Interest, to the extent available, in an amount equal to the Applicable Share of the amount of the Obligations (excluding principal) specified in such notice as being due and unpaid under the Credit Facility shall not be deferred, but shall become due and payable on such interest payment date. "Accrued Interest" means, as of any interest payment date for
           ----------------
          Series B

          Bonds, interest accrued to such date on such Series B Bonds (as set forth in paragraph 1 hereof), including Carry-over Interest from prior periods; provided, however, that in no event shall
                              --------  -------
          Accrued Interest include any interest paid prior to such interest payment date with respect to the Series B Bonds.

                   6. The Trustee may conclusively presume that no payments with respect to the principal of, or interest on, the Series B Bonds are due unless and until the Trustee shall have received a written certificate from the Pledge Agent, signed by an authorized officer of the Pledge Agent, certifying (i) that payment of principal (whether upon acceleration of maturity or otherwise) or interest then due under the Credit Facility has not been made, (ii) the amount of principal, if any, then due and not paid under the Credit Facility, and (iii) the aggregate amount of the Obligations (excluding principal) then due and not paid under the Credit Facility.

                   7. The Series B Bonds are subject to redemption prior to maturity if (1) the Company shall have failed to pay any Obligations when due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall have continued beyond any applicable grace period or (2) any other event shall occur or condition shall exist under the Credit Facility or any related agreement and shall continue after any applicable grace period, if the effect of such event or condition is to accelerate or permit the acceleration of the maturity of the entire principal amount under the Credit Facility (any such event specified in
          (1) or (2) being an "Event of Default").  If an Event of
                               ----------------
          Default has occurred, then Series B Bonds equal in principal amount to the Applicable Share of the principal amount then due under the Credit Facility shall be subject to redemption at the election of the Pledge Agent. To cause such redemption, the Pledge Agent shall deliver to the Trustee within 365 days of the occurrence of any Event of Default (and mail a copy thereof to the Company) a written demand (the "Redemption Demand")
                                                 -----------------
          (including, without limitation, a demand sent by telecopier, telegraph, telex or cable communication) for the redemption of Series B Bonds equal in principal amount to the Applicable Share of the principal amount then due under the Credit Facility. The Redemption Demand shall be signed by an authorized officer of the Pledge Agent, and shall set forth
          (1) the Applicable Share of the principal amount then due under the Credit Facility, (2) the date of redemption (the "Redemption Date") of the Series B Bonds, which date shall not
           ---------------
          be less than 7 days after delivery of the Redemption Demand to the Trustee,

          (3) that the Trustee is thereby instructed to call the Series B Bonds for redemption and (4) that the parties to such
          Redemption Demand waive any required notice of redemption from the Trustee. The Trustee may conclusively presume the statements contained in the Redemption Demand to be correct.
          On the Redemption Date, the Company shall pay an aggregate amount (the "Redemption Amount") for the Series B Bonds so
                       -----------------
          called for redemption equal to the aggregate of the following:
          (i) the Applicable Share of the aggregate principal amount then due under the Credit Facility and (ii) the lesser of (A) the aggregate amount of interest (including Accrued Interest) on the Series B Bonds accrued and unpaid through the Redemption Date and (B) the Applicable Share of all Obligations (other than principal) then due and unpaid under the Credit Facility. Notwithstanding any other provision in this paragraph or in the Indenture, in the event of an actual or deemed entry of an order for relief for the Company under the Federal Bankruptcy Code, a Redemption Demand for the redemption of all the Series B Bonds shall be deemed to have been delivered by the Pledge
          Agent to the Trustee, and a call for redemption of the Series B Bonds made to the Company by the Trustee, without any delivery of notice or other demand, all of which are hereby expressly waived by the Company and the Trustee, and on such date an amount equal to the Applicable Share of the Obligations under the Credit Facility shall automatically become due and payable as the Redemption Amount for the Series B Bonds, such date being the Redemption Date for such Series B Bonds. Upon payment of the Redemption Amount on the Redemption Date, the obligation to pay principal of and Accrued Interest on the Series B Bonds shall, as of the Redemption Date, be deemed satisfied and discharged in an amount equal to (i) with respect to principal on the Series B Bonds, the Applicable Share of the aggregate principal amount due under the Credit Facility and
          (ii) with respect to Accrued Interest on the Series B Bonds, the lesser of (A) the aggregate amount of interest (including Accrued Interest) on the Series B Bonds accrued and unpaid through the Redemption Date and (B) the Applicable Share of all Obligations (other than principal) then due and unpaid under the Credit Facility.

                   8. Upon payment of the Redemption Amount on any Redemption Date, each Series B Bond shall be considered redeemed in full if the Applicable Share of the aggregate principal amount then due under the Credit Facility equals the aggregate principal amount of the Series B Bonds held by the Pledge Agent, and otherwise shall be considered redeemed pro rata in the proportion the Applicable Share of the aggregate principal amount then due bears to the aggregate principal amount of the Series B Bonds held by the Pledge

          Agent. If this bond or any portion thereof is duly called for redemption and payment duly provided for or otherwise duly satisfied and discharged, this bond or such portion thereof shall cease to be entitled to the lien of the Indenture from and after the date payment is so provided for or otherwise duly satisfied and discharged.

                   9. The principal of this bond may be declared or may become due before the maturity hereof, on the conditions, in the manner, and at the times set forth in the Indenture, upon the happening of a default as therein defined.

                  10. Subject to the restrictions on transfer set forth in Article I of the Forty-second Supplemental Indenture, this bond is transferable by the registered owner hereof in person or by his duly authorized attorney at the office or agency of the Company in the Borough of Manhattan, City and State of New York, upon surrender and cancellation of this bond and upon payment of charges, and thereupon a new fully registered bond of the same series and maturity, for a like principal amount, will be issued to the transferee in exchange therefor, as provided in the Indenture. The Company and the Trustee and any paying agent may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes.

                  11. No recourse under or upon any covenant, obligation or agreement of the Indenture, or of any indenture supplemental thereto, or of this bond, for the payment of the principal of, or interest on, this bond, or for any claim based thereon, or otherwise in any manner in respect thereof, shall be had against any incorporator, subscriber to capital stock, stockholder, officer or director, as such, of the Company, whether former, present or future, either directly, or indirectly through the Company or any predecessor or successor corporation or the Trustee, by the enforcement of any subscription to capital stock, assessment or otherwise, or by any legal or equitable proceeding by virtue of any constitution, statute or otherwise (including, without limiting the generality of the foregoing, any proceeding to enforce any claimed liability of stockholders of the Company based upon any theory of disregarding the corporate entity of the Company or upon any theory that the Company was acting as the agent or instrumentality of the stockholders); any and all such liability of incorporators, stockholders, subscribers, officers and directors, as such, being released by the holder hereof, by the acceptance of this bond, and being likewise waived and released by the terms of the Indenture.

                  12. This bond shall not be valid or become obligatory for any purpose until the certificate of authentication endorsed hereon shall have been signed by The Bank of New York, or its successor, as Trustee under the Indenture.

                   IN WITNESS WHEREOF, PUBLIC SERVICE COMPANY OF NEW MEXICO has caused this bond to be signed by the manual or facsimile signature of its President or a Vice President, and its corporate seal, or facsimile thereof, to be impressed or imprinted hereon and attested by the manual or facsimile signature of its Secretary or an Assistant Secretary.

          Dated:                 , 1993
                 ---------------
                                          PUBLIC SERVICE COMPANY OF
                                            NEW MEXICO

                                          By
                                             -------------------------
                                                     (Title)
          Attest:


          --------------------------
               Secretary



                 [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

                   This bond is one of the bonds, of the series designated therein, described in the within-mentioned
          Indenture.

                                          THE BANK OF NEW YORK,
                                             As Trustee,


                                          By
                                            --------------------------
                                              Authorized Signatory


                   AND WHEREAS, all conditions and requirements necessary to make this Forty-second Supplemental Indenture a valid, legal and binding instrument in accordance with its terms and to make said bonds, when duly executed by the Company and authenticated and delivered by the Trustee, and duly issued, the valid, binding and legal obligations of the Company, have been done and performed, and the execution and delivery of this Forty-second Supplemental Indenture have been in all respects duly authorized;

                   NOW, THEREFORE, THIS FORTY-SECOND SUPPLEMENTAL INDENTURE WITNESSETH: That Public Service Company of New Mexico, in consideration of the premises and of One Dollar ($1.00) to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, for itself and its successors, does hereby covenant and agree to and with the Trustee and its successors in the trust under the Original Indenture, for the benefit of those who shall hold the bonds, or any of them, to be issued hereunder and thereunder, as hereinafter provided, as follows:


                                     ARTICLE I.

                  CREATION AND DESCRIPTION OF FIRST MORTGAGE BONDS
                                   1993 SERIES B

                   SECTION 1. A new series of bonds to be issued under and secured by the Original Indenture and this Forty-second Supplemental Indenture is hereby created, to be designated as First Mortgage Bonds, 1993 Series B. The Series B Bonds shall be limited to an aggregate principal amount of $58,140,100 excluding any of the Series B Bonds which may be authenticated in exchange for or in lieu of or in substitution for or on transfer of any other Series B Bonds pursuant to any provisions of the Original Indenture or of this Forty-second Supplemental Indenture. Said bonds of said series shall be substantially in the form of the Series B Bond Form set forth above. Said bonds shall be issued only as fully registered bonds in denominations of $100.00 and multiples thereof from time to time authorized by the Company, such authorization to be evidenced by the execution thereof.

                   The Series B Bonds shall be issued in such aggregate principal amount to the Collateral Agent under the Pledge Agreement in order to secure the payment when due of the Secured Obligations. The agreements of the parties to the Credit Agreement constitute consideration for the issuance of the Series B Bonds to the Collateral Agent. The Series B Bonds shall mature on June 13, 1995. Payments of principal of, or interest on, the Series B Bonds and redemption and exchange of such Series B Bonds shall be subject to the provisions of
          Article II hereof.

                   The "Credit Facility" shall mean initially the Credit
                        ---------------
          Agreement while it is in effect or while any Secured Obligations shall remain unpaid, and after the termination thereof and payment of the Secured Obligations, any other revolving credit agreement entered into from time to time and designated therein by the Company as being the (or a portion of the) "Credit Facility" hereunder, so long as any such agreement is in effect or any amounts are outstanding thereunder.

                   The "Obligations" shall mean initially the Secured
                        -----------
          Obligations, and after all Secured Obligations have been paid in full and the Credit Agreement has been terminated, any principal, interest or other amounts due under any Credit Facility.

                   The "Pledge Agent" shall mean initially the Collateral
                        ------------
          Agent under the Pledge Agreement (or any successor Collateral Agent as provided in the Credit Agreement), and after the Credit Agreement has been terminated and the Secured Obligations have been paid in full, any transferee of the Collateral Agent that holds the Series B Bonds as security for the payment of the Obligations under a Credit Facility.

                   The Series B Bonds shall be issued to and registered in the name of the Collateral Agent and shall not be transferable by any Pledge Agent, except (i) in the case of the Collateral Agent, (A) to a successor Collateral Agent as provided in the Credit Agreement or (B) as provided in the Pledge Agreement, to the Company, and (ii) in the case of any other Pledge Agent, (A) to a successor Pledge Agent or (B) to the Company. The Company hereby instructs the Trustee to so limit transfers requested by the holder (other than the Company) of any Series B Bond.

                   Each of the Series B Bonds shall be dated as of the date of its authentication.

                   SECTION 2. The Series B Bonds described in Section 1 of this Article may be executed by the Company and delivered to the Trustee and, upon compliance with all applicable provisions and requirements of the Original Indenture, as amended, in respect thereof, shall be authenticated by the Trustee and delivered (without awaiting the filing or recording of this Forty-second Supplemental Indenture) in accordance with the written order or orders of the Company.

                                    ARTICLE II.

                         PAYMENT OF INTEREST AND PRINCIPAL;
                REDEMPTION AND EXCHANGE; SURRENDER AND CANCELLATION

                   SECTION 1. The principal of and interest on each Series B Bond shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, and both principal and interest shall be payable in any coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts. The Series B Bonds shall be deemed fully paid, and the obligations of the Company thereunder shall be terminated, to the extent and in the manner provided in the Series B Bond Form set forth above.

                   SECTION 2. The Series B Bonds shall bear interest as provided in the Series B Bond Form set forth above.

                   SECTION 3.  The Series B Bonds are subject to
          redemption prior to maturity as provided in the Series B Bond Form set forth above.

                   SECTION 4. Upon surrender by any holder to the Trustee hereunder of any of the Series B Bonds for cancellation, such bonds shall be cancelled by the Trustee and delivered to the Company and shall be deemed fully paid and the obligations of the Company thereunder terminated.


                                    ARTICLE III.

                     MAINTENANCE AND REPLACEMENT FUND COVENANT.

                   The Company hereby covenants that so long as any of the Series B Bonds shall remain outstanding, the covenants and agreements of the Company set forth in Section 4.10 of the Original Indenture as amended by the Fourteenth Supplemental Indenture shall be and remain in full force and effect, and be duly observed and complied with by the Company, irrespective of the fact that no First Mortgage Bonds, 2 7/8% Series due 1977, remain outstanding.

                                    ARTICLE IV.

                            DOCUMENT DELIVERY COVENANT.

                   The Company hereby covenants that so long as any of the Series B Bonds shall remain outstanding, the Company shall deliver to the Trustee as soon as available copies (certified by an officer of the Company to be true) of the Credit Facility and the Pledge Agreement and copies of any supplements, amendments or replacements thereto. The Trustee shall have no duty to examine or take any other action with respect to any such documents so received by it, other than to retain in its files any of same which it so receives.


                                     ARTICLE V.

                                    THE TRUSTEE.

                   The Trustee accepts the trusts created by this Forty-second Supplemental Indenture upon the terms and conditions in the Original Indenture and in this Forty-second Supplemental Indenture set forth. Each and every term and condition contained in Article 13 of the Original Indenture shall apply to this Forty-second Supplemental Indenture with the same force and effect as if the same were herein set forth in full, with such omissions, variations and modifications thereof as may be appropriate to make the same conform to this Forty-second Supplemental Indenture.

                   The recitals contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same.

                   To the extent permitted by Section 13.02 and 13.03 of the Original Indenture, and without limitation of Section 13.06 of the Original Indenture, the Trustee may rely and shall be fully protected in acting upon any resolution, certificate, opinion, notice, request, consent, order, appraisal, report, bond, or other paper or document (including, without limitation, the Credit Facility, the Pledge Agreement and any notice, certificate, or other document provided for in the Credit Facility, the Pledge Agreement or this Forty-second Supplemental Indenture) believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties.

                                    ARTICLE VI.

                             MISCELLANEOUS PROVISIONS.

                   SECTION 1. If the date for making any payment or the last date for performance of any act or the exercising of any right, as provided in this Forty-second Supplemental Indenture, shall be a legal holiday or a day on which banking institutions in The City of New York are authorized or required by law to remain closed, such payment may be made or act performed or right exercised on the next succeeding day not a legal holiday or a day on which such banking institutions are authorized or required by law to remain closed with the same force and effect as if done on the nominal date provided in this Forty-second Supplemental Indenture, and if done on such succeeding day no interest shall accrue for the period after such nominal date.

                   SECTION 2. The Original Indenture is in all respects ratified and confirmed, and the Original Indenture, this Forty-second Supplemental Indenture and all other indentures supplemental to the Original Indenture shall be read, taken and construed as one and the same instrument. Neither the execution of this Forty-second Supplemental Indenture nor anything herein contained shall be construed to impair the lien of the Original Indenture, as supplemented, on any of the property subject thereto, and such lien shall remain in full force and effect as security for all bonds now outstanding or hereafter issued under the Original Indenture, the Tenth Supplemental Indenture, the Eleventh Supplemental Indenture, the Twelfth Supplemental Indenture, the Thirteenth Supplemental Indenture, the Fifteenth Supplemental Indenture, the Seventeenth Supplemental Indenture, the Eighteenth Supplemental Indenture, the Twentieth Supplemental Indenture, the Twenty-first Supplemental Indenture, the Twenty-second Supplemental Indenture, the Thirty-first Supplemental Indenture, the Thirty-second Supplemental Indenture, the Thirty-seventh Supplemental Indenture, the Thirty-eighth Supplemental Indenture, the Thirty-ninth Supplemental Indenture, the Fortieth Supplemental Indenture, the Forty-first Supplemental Indenture or hereunder. All covenants and provisions of the Original Indenture shall continue in full force and effect, and this Forty-second Supplemental Indenture shall form part of the Original Indenture. All terms defined in Article 1 of the Original Indenture, as amended, shall, for all purposes of this Forty-second Supplemental Indenture, have the meanings in said Article 1 specified, as amended, unless the context otherwise requires.

                   SECTION 3. This Forty-second Supplemental Indenture may be simultaneously executed in any number of counterparts, and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

                   IN WITNESS WHEREOF, Public Service Company of New Mexico, party of the first part, has caused its corporate name to be hereunto affixed and this instrument to be signed by its President or a Vice President or its Treasurer, and its corporate seal to be hereunto affixed and attested by its Secretary or an Assistant Secretary for and in its behalf; and The Bank of New York (formerly Irving Trust Company), party of the second part, in evidence of its acceptance of the trust hereby created, has caused its corporate name to be hereunto affixed, and this instrument to be signed by its President or a Vice President or an Assistant Vice President and its corporate seal to be hereunto affixed and attested by one of its Assistant Secretaries or Assistant Treasurers for and in its behalf, all as of the day and year first above written.

                                          PUBLIC SERVICE COMPANY OF
                                            NEW MEXICO


                                          By
                                            ------------------------
                                             Title:

          Attest:


          ------------------------
          Title:

              (Corporate Seal)


                                          THE BANK OF NEW YORK,
                                            As Trustee


                                          By
                                            ---------------------------
                                              Assistant Vice President

          Attest:


          -------------------------
           Assistant Treasurer

               (Corporate Seal)

          STATE OF NEW MEXICO )
                              ) ss.:
          COUNTY OF BERNALILLO)


                   On this _____ day of December, 1993, before me appeared ____________________________ , to me personally known, who, being by me duly sworn, did say that he is the __________ of Public Service Company of New Mexico, a New Mexico corporation, and that the seal affixed to said instrument is the corporate seal of said corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said _____________ _____ acknowledged said instrument to be the free act and deed of said corporation.




                                                --------------------------
                                                      Notary Public

          (Notarial Seal)





          STATE OF NEW MEXICO )
                              ) ss.:
          COUNTY OF BERNALILLO)

                   This instrument was acknowledged before me on December __, 1993 by ________________ as ______________ of Public
          Service Company of New Mexico, a New Mexico corporation.



                                                 ----------------------------
                                                 Notary Public

          My Commission Expires:


          ---------------------

          STATE OF NEW YORK  )
                             ) ss.:
          COUNTY OF NEW YORK )



                   On this ____ day of December, 1993, before me personally came __________________, to me known, who, being by me duly sworn, did depose and say that he resides at ______________________________; that he is an Assistant Vice
          President of The Bank of New York, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


                                               --------------------------
                                                      Notary Public

          (Notarial Seal)





          STATE OF NEW YORK   )
                              ) ss.:
          COUNTY OF NEW YORK  )

                   This instrument was acknowledged before me on December __, 1993 by _______________ as an Assistant Vice President of The Bank of New York.



                                              ---------------------------
                                                 Notary Public

          My Commission Expires:


          ----------------------